ALLMERICA FINANCIAL LIFE INSURANCE


AND ANNUITY COMPANY


                                            ALLMERICA ADVANTAGE VARIABLE ANNUITY

PROFILE             THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT
MAY 1, 1997         POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING
                    THE ALLMERICA ADVANTAGE VARIABLE ANNUITY CONTRACT. THE
                    CONTRACT IS MORE FULLY DESCRIBED LATER IN THIS PROSPECTUS.
                    PLEASE READ THE PROSPECTUS CAREFULLY

1. THE ALLMERICA ADVANTAGE VARIABLE ANNUITY CONTRACT

The Allmerica Advantage Variable Annuity contract is a contract between you and Allmerica Financial Life Insurance and Annuity Company. It is designed to help you accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Allmerica Advantage Variable Annuity combines the concept of professional money management with the attributes of an annuity contract.

The Allmerica Advantage Variable Annuity offers a diverse selection of money managers and investment options. You may allocate your payments among any of 18 investment portfolios, the Guarantee Period Accounts and the Fixed Account. This range of investment choices enables you to allocate your money to meet your particular investment needs.

Like all annuities, the contract has an ACCUMULATION PHASE and an INCOME PHASE. During the ACCUMULATION PHASE you can make payments into the contract on any frequency. Investment and interest gains accumulate tax deferred. You may withdraw money from your contract during the ACCUMULATION PHASE. However, as with other tax-deferred investments, you pay taxes on earnings and any untaxed payments to the contract when you withdraw them. A federal tax penalty may apply if you withdraw prior to age 59 1/2.

During the INCOME PHASE you will receive regular payments from your contract, provided you annuitize. Annuitization involves beginning a series of payments from the capital that has built up in your contract. The amount of your payments during the income phase will, in part, be determined by your account's growth during the accumulation phase.

2. ANNUITY PAYMENTS


If you choose to annuitize your contract, you may select one of six annuity options: (1) periodic payments for your lifetime; (2) periodic payments for your lifetime, but for not less than 10 years; (3) periodic payments for your lifetime with the guarantee that if payments to you are less than the accumulated value a refund of the remaining value will be paid: (4) periodic payments for your lifetime and your survivor's lifetime; (5) periodic payments for your lifetime and your survivor's lifetime with the payment to the survivor being reduced to 2/3; and (6) periodic payments for a specified period of 1 to 30 years.


You also need to decide if you want your annuity payments on a variable basis (i.e., subject to fluctuation based on investment performance), on a fixed basis (with benefit payments guaranteed at a fixed amount), or on a combination variable and fixed basis. Once payments begin, the annuity option cannot be changed.

3. PURCHASING THIS CONTRACT

You can buy a contract through your financial representative, who can also help you complete the proper forms. There is no fixed schedule for making payments into this contract. Payments are not limited as to frequency, but there are certain limitations as to amount. Currently, the initial payment must be at least $1,000. In all cases, each subsequent payment must be at least $50.

4. INVESTMENT OPTIONS

You have full investment control over the contract. You may allocate money to the following funds:

Select International Equity Fund        Fidelity VIP Growth Portfolio
DGPF International Equity Series        Equity Index Fund
Fidelity VIP Overseas Portfolio         Select Growth and Income Fund
T. Rowe Price International Stock       Fidelity VIP Equity-Income
  Portfolio                             Portfolio
Select Aggressive Growth Fund           Fidelity VIP II Asset Manager
                                        Portfolio
Select Capital Appreciation Fund        Fidelity VIP High Income Portfolio
Small-Mid Cap Value Fund                Investment Grade Income Fund
Select Growth Fund                      Government Bond Fund
Growth Fund                             Money Market Fund


In most jurisdictions you may also allocate money to the Guarantee Period Accounts and the Fixed Account. The Guarantee Period Accounts let you choose from among seven different Guarantee Periods during which interest rates are guaranteed. The Fixed Account guarantees principal and a minimum rate of interest (never less than 3% compounded annually).


5. EXPENSES

Each year and upon surrender a $30.00 contract fee is deducted from your contract. The contract fee is waived if the value of the contract is $50,000 or more or if the contract is issued to and maintained by the Trustees of a 401(k) plan. We also deduct insurance charges which amount to 1.45% annually of the daily value of your contract value allocated to the variable investment options. The insurance charges include: Mortality and Expense Risk Charge, 1.25%; and Administrative Expense Charge, 0.20%. There are also investment management fees and other fund operating expenses that vary by fund.

If you decide to surrender your contract, make withdrawals or receive payments under certain annuity options, we may impose a surrender charge between 1% and 8% of the payment withdrawn, based on when your payments were made. In states where premium taxes are imposed, a premium tax charge will be deducted either when withdrawals are made or annuity payments commence.

There is currently no charge for processing investment option transfers. We reserve the right to assess a charge, not to exceed $25.00, for transfers after your 12 free transfers.

The following chart is designed to help you understand the charges in your contract. The column "Total Annual Charges" shows the total of the $30 contract fee (which is represented as 0.12%), the 1.45% insurance charges and the investment charges for each fund. The next two columns show you two examples of the charges, in dollar amounts, you would pay under a contract. The examples assume you invest $1,000 in a fund which earns 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10. For year 1, the Total Annual Charges are assessed as well as the surrender charges. For year 10, the example shows the aggregate of all the annual charges assessed for 10 years, but there is no surrender charge. The premium tax is assumed to be 0% in both examples.

                                                                                                                EXAMPLES:
                                                                                                         TOTAL ANNUAL EXPENSES AT
                                                                                                                  END OF
                                                           TOTAL ANNUAL                        TOTAL     ------------------------
                                                             INSURANCE      TOTAL ANNUAL      ANNUAL         (1)          (2)
FUND                                                          CHARGES       FUND CHARGES      CHARGES      1 YEAR      10 YEARS
--------------------------------------------------------  ---------------  ---------------  -----------  -----------  -----------
Select International Equity Fund                                  1.57%            1.23%          2.80%   $     102    $     313
DGPF International Equity Series                                  1.57%            0.80%          2.37%   $      98    $     271
Fidelity VIP Overseas Portfolio                                   1.57%            0.93%          2.50%   $      99    $     284
T. Rowe Price International Stock Portfolio                       1.57%            1.05%          2.62%   $     100    $     295
Select Aggressive Growth Fund                                     1.57%            1.08%          2.65%   $     101    $     298
Select Capital Appreciation Fund                                  1.57%            1.13%          2.70%   $     101    $     303
Small-Mid Cap Value Fund                                          1.57%            0.97%          2.54%   $      99    $     288
Select Growth Fund                                                1.57%            0.93%          2.50%   $      99    $     284
Growth Fund                                                       1.57%            0.51%          2.08%   $      95    $     241
Fidelity VIP Growth Portfolio                                     1.57%            0.69%          2.26%   $      97    $     260
Equity Index Fund                                                 1.57%            0.46%          2.03%   $      95    $     236
Select Growth and Income Fund                                     1.57%            0.83%          2.40%   $      98    $     274
Fidelity VIP Equity-Income Portfolio                              1.57%            0.68%          2.25%   $      97    $     258
Fidelity VIP II Asset Manager Portfolio                           1.57%            0.74%          2.31%   $      97    $     265
Fidelity VIP High Income Portfolio                                1.57%            0.71%          2.28%   $      97    $     262
Investment Grade Income Fund                                      1.57%            0.52%          2.09%   $      95    $     242
Government Bond Fund                                              1.57%            0.66%          2.23%   $      97    $     256
Money Market Fund                                                 1.57%            0.34%          1.91%   $      94    $     223



For more information, see the Fee Table in the Prospectus for the Contract.


6. TAXES

You will not pay taxes until you withdraw money from your contract. During the accumulation phase, earnings are withdrawn first and are taxed as ordinary income. If you make a withdrawal prior to age 59 1/2, you may be subject to a 10% federal tax penalty on the earnings. Payments during the income phase are considered partly a return of your investment and partly earnings. You will be subject to income taxes on the earnings portion of each payment. However, if your contract is funded with pre-tax or tax deductible dollars (such as a pension or profit sharing plan contribution), then the entire payment will be taxable.

7. WITHDRAWALS


You can withdraw money from your contract at any time during the accumulation phase. Any payment invested for more than nine years can be withdrawn without a surrender charge. For amounts invested nine years or less, you can withdraw, without a charge, the GREATEST of: (1) 100% of cumulative earnings; (2) 10% of the contract value per calendar year; or (3) an amount based on your life expectancy. Where permitted by state law, the surrender charges are also waived if after the contract is issued, the owner (1) is diagnosed with a fatal illness, (2) becomes disabled (before age 65) or (3) is admitted to a medical care facility.


Any withdrawal from a Guarantee Period Account ("GPA") prior to the end of the guarantee period will be subject to a market value adjustment which may increase or decrease the value in the account. This adjustment will never impact your original investment, nor will earnings in the GPA amount to less than an effective annual rate of 3%.

8. PERFORMANCE

The value of your contract will vary up or down depending on the investment performance of the funds you choose. The following chart illustrates past returns for each fund for the time period shown. The performance figures reflect the contract fee, the insurance charges, the investment charges and all other expenses of the fund. They do not reflect the surrender charges and if applied would reduce such performance. Past performance is not a guarantee of future results.


                                                                              CALENDAR YEAR
                                                         --------------------------------------------------------
FUND                                                       1996       1995        1994         1993       1992
-------------------------------------------------------  ---------  ---------  -----------  ----------  ---------
Select International Equity Fund                            20.07%     17.82%      N/A         N/A         N/A
DGPF International Equity Series                            18.18%     12.15%        1.08%     N/A         N/A
Fidelity VIP Overseas Portfolio                             11.46%      8.00%        0.16%      35.23%    -12.10%
T. Rowe Price International Stock Portfolio                 12.90%      9.44%      N/A         N/A         N/A
Select Aggressive Growth Fund                               16.72%     30.31%       -3.81%      17.73%     N/A
Select Capital Appreciation Fund                             7.11%     N/A         N/A         N/A         N/A
Small-Mid Cap Value Fund                                    26.57%     15.83%       -7.96%     N/A         N/A
Select Growth Fund                                          20.14%     22.71%       -3.01%      -0.43%     N/A
Growth Fund                                                 18.34%     30.81%       -1.34%       5.07%      5.68%
Fidelity VIP Growth Portfolio                               12.93%     33.35%       -1.55%      17.58%      7.66%
Equity Index Fund                                           20.42%     34.15%       -0.50%       7.89%      5.58%
Select Growth and Income Fund                               19.40%     28.38%       -0.82%       8.69%     N/A
Fidelity VIP Equity-Income Portfolio                        12.51%     33.08%        5.43%      16.42%     15.20%
Fidelity VIP II Asset Manager Portfolio                     12.83%     15.19%      N/A         N/A         N/A
Fidelity VIP High Income Portfolio                          12.27%     18.79%       -3.07%      18.69%     21.19%
Investment Grade Income Fund                                 1.93%     16.06%       -4.45%       9.08%      6.61%
Government Bond Fund                                         1.89%     11.34%       -2.41%       5.89%      3.35%
Money Market Fund                                            3.71%      4.22%        2.34%       1.42%      2.18%


9. DEATH BENEFIT

If you die during the accumulation phase, we will pay the beneficiary a death benefit. The death benefit is equal to the GREATEST of: (1) the accumulated value increased for any positive market value adjustment; (2) gross payments, with interest accumulating daily at an annual rate of 5% from the date each payment was applied to the date of death, reduced proportionately to reflect any withdrawals; or (3) the death benefit that would have been payable on the most recent contract anniversary date, increased by for any subsequent payments and reduced proportionately to reflect withdrawals made after that date.

10. OTHER INFORMATION


FREE LOOK PERIOD: If you cancel your contract within 10 days after receiving it (or whatever period is required by your state), we will pay you an amount equal to the value of your contract. This may be more or less than your original payment. If required by applicable state or federal law, we will return your payment.


DOLLAR COST AVERAGING: You may elect to automatically transfer money on a periodic basis from the Money Market Fund, Select Income Fund or Fixed Account to one or more of the other investment options.

AUTOMATIC ACCOUNT REBALANCING: You may elect to automatically have your contract's accumulated value periodically reallocated ("rebalanced") among your chosen investment options to maintain your designated percentage allocation mix.

NO PROBATE: In most cases, the death benefit is payable to the beneficiary you select without having to go through probate.

11. INQUIRIES

If you need more information you may contact us at:


       Allmerica Financial Life Insurance and Annuity Company
       440 Lincoln St.
       Worcester, Massachusetts 01653
       1-800-533-7881

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS

This Prospectus describes interests under flexible payment deferred combination variable and fixed annuity contracts issued either on a group basis or as individual contracts by Allmerica Financial Life Insurance and Annuity Company ("Company") to individuals and businesses in connection with retirement plans which may or may not qualify for special federal income tax treatment. (For information about the tax status when used with a particular type of plan, see "FEDERAL TAX CONSIDERATIONS.") Participation in a group contract will be accounted for by the issuance of a certificate describing the individual's interest under the group contract. Participation in an individual contract will be evidenced by the issuance of an individual contract. Certificates and individual contracts are collectively referred to herein as the "Contract(s)." The following is a summary of information about these Contracts. More detailed information can be found under the referenced captions in this Prospectus.


Contract values may accumulate on a variable basis in the Contract's Variable Account, known as Separate Account VA-K. The assets of the Variable Account are divided into Sub-Accounts, each investing exclusively in a corresponding investment portfolio of Allmerica Investment Trust ("Trust"), Variable Insurance Products Fund ("Fidelity VIP"), Variable Insurance Products Fund II ("Fidelity VIP II"), T. Rowe Price International Series, Inc.(T.Rowe Price), or Delaware Group Premium Fund, Inc.("DGPF"). The following Underlying Funds are available under the Contract:



ALLMERICA INVESTMENT TRUST           FIDELITY VIP
SELECT INTERNATIONAL EQUITY FUND     OVERSEAS PORTFOLIO
SELECT AGGRESSIVE GROWTH FUND        EQUITY-INCOME PORTFOLIO
SELECT CAPITAL APPRECIATION FUND     GROWTH PORTFOLIO
SMALL-MID CAP VALUE FUND             HIGH INCOME PORTFOLIO
SELECT GROWTH FUND                   FIDELITY VIP II
GROWTH FUND                          ASSET MANAGER PORTFOLIO
EQUITY INDEX FUND                    T. ROWE PRICE
SELECT GROWTH AND INCOME FUND        T. ROWE PRICE INTERNATIONAL
INVESTMENT GRADE INCOME FUND         STOCK PORTFOLIO
GOVERNMENT BOND FUND                 DGPF
MONEY MARKET FUND                    INTERNATIONAL EQUITY SERIES


In most jurisdictions, values may also be allocated on a fixed basis to the Fixed Account, which is part of the Company's General Account, and during the accumulation period to one or more of the Guarantee Period Accounts. Amounts allocated to the Fixed Account earn interest at a guaranteed rate for one year from the date allocated. Amounts allocated to a Guarantee Period Account earn a fixed rate of interest for the duration of the applicable Guarantee Period. The interest earned in the Guarantee Period Account is guaranteed if held for the entire Guarantee Period. If removed prior to the end of the Guarantee Period, the value may be increased or decreased by a Market Value Adjustment. Assets supporting allocations to the Guarantee Period Accounts in the accumulation phase are held in the Company's Separate Account GPA.

This Prospectus gives prospective investors information about the contract that they should consider before investing. Additional information is contained in a Statement of Additional Information ("SAI") dated May 1, 1997, filed with the Securities and Exchange Commission and incorporated herein by reference. The Table of Contents of the SAI is on page 3 of this Prospectus. The SAI is available upon request and without charge through Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653, 1-800-533-7881.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES OF THE ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T.ROWE PRICE INTERNATIONAL SERIES, INC., AND DELAWARE GROUP PREMIUM FUND, INC. THE FIDELITY VIP HIGH INCOME PORTFOLIO INVESTS IN HIGHER YIELDING, HIGHER RISK, LOWER-RATED DEBT SECURITIES (SEE "INVESTMENT OBJECTIVES AND POLICIES"). INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CONTRACTS ARE OBLIGATIONS OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, AND ARE DISTRIBUTED BY ALLMERICA INVESTMENTS, INC. THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT UNION. THE CONTRACTS ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY. INVESTMENTS IN THE CONTRACTS ARE SUBJECT TO VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.

                               DATED MAY 1, 1997

                               TABLE OF CONTENTS


STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                                               3
SPECIAL TERMS                                                                                       4
SUMMARY                                                                                             6
ANNUAL AND TRANSACTION EXPENSES                                                                    10
CONDENSED FINANCIAL INFORMATION                                                                    14
PERFORMANCE INFORMATION                                                                            16
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, THE TRUST, FIDELITY VIP, FIDELITY VIP
II, T. ROWE PRICE AND DGPF                                                                         19
INVESTMENT OBJECTIVES AND POLICIES                                                                 20
INVESTMENT ADVISORY SERVICES                                                                       22
DESCRIPTION OF THE CONTRACT                                                                        25
    A.     Payments                                                                                25
    B.     Right to Revoke Individual Retirement Annuity                                           26
    C.     Right to Revoke All Other Contracts                                                     27
    D.     Transfer Privilege                                                                      27
             Automatic Transfers and Automatic Account Rebalancing Options                         27
    E.     Surrender                                                                               28
    F.     Withdrawals                                                                             28
             Systematic Withdrawals                                                                29
             Life Expectancy Distributions                                                         29
    G.     Death Benefit                                                                           29
             Death of the Annuitant Prior to the Annuity Date                                      29
             Death of an Owner Who is Not Also the Annuitant Prior to the Annuity Date             30
             Payment of the Death Benefit Prior to the Annuity Date                                30
             Death of the Annuitant After the Annuity Date                                         30
    H.     The Spouse of the Owner as Beneficiary                                                  30
    I.     Assignment                                                                              30
    J.     Electing the Form of Annuity and the Annuity Date                                       31
    K.     Description of Variable Annuity Payout Options                                          31
    L.     Annuity Benefit Payments                                                                32
             The Annuity Unit                                                                      32
             Determination of the First and Subsequent Annuity Benefit Payments                    33
    M.     NORRIS Decision                                                                         33
    N.     Computation of Values                                                                   34
             The Accumulation Unit                                                                 34
             Net Investment Factor                                                                 34
CHARGES AND DEDUCTIONS                                                                             34
    A.     Variable Account Deductions                                                             35
             Mortality and Expense Risk Charge                                                     35
             Administrative Expense Charge                                                         35
             Other Charges                                                                         35
    B.     Contract Fee                                                                            35
    C.     Premium Taxes                                                                           36
    D.     Contingent Deferred Sales Charge                                                        36
             Charge for Surrender and Withdrawal                                                   36
             Reduction or Elimination of Surrender Charge                                          37
             Withdrawal Without Surrender Charge                                                   38
             Surrenders                                                                            38
             Charge at the Time Annuity Benefit Payments Begin                                     39

    E.     Transfer Charge                                                                         39
GUARANTEE PERIOD ACCOUNTS                                                                          39
FEDERAL TAX CONSIDERATIONS                                                                         41
    A.     Qualified and Non-Qualified Contracts                                                   42
    B.     Taxation of the Contracts in General                                                    42
             Withdrawals Prior to Annuitization                                                    42
             Annuity Payouts After Annuitization                                                   42
             Penalty on Distribution                                                               42
             Assignments or Transfers                                                              43
             Non-Natural Owners                                                                    43
             Deferred Compensation Plans of State and Local Government and Tax-Exempt
              Organizations                                                                        43
    C.     Tax Withholding                                                                         43
    D.     Provisions Applicable to Qualified Employer Plans                                       44
             Corporate and Self-Employed Pension and Profit Sharing Plans                          44
             Individual Retirement Annuities                                                       44
             Tax-Sheltered Annuities                                                               44
             Texas Optional Retirement Program                                                     44
REPORTS                                                                                            45
LOANS (QUALIFIED CONTRACTS ONLY)                                                                   45
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS                                                  45
CHANGES TO COMPLY WITH LAW AND AMENDMENTS                                                          46
VOTING RIGHTS                                                                                      46
DISTRIBUTION                                                                                       47
SERVICES                                                                                           47
LEGAL MATTERS                                                                                      47
FURTHER INFORMATION                                                                                47
APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT                                            A-1
APPENDIX B -- SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT                                   B-1
APPENDIX C -- THE DEATH BENEFIT                                                                   C-1


                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY                                                                     2
TAXATION OF THE VARIABLE ACCOUNT AND THE COMPANY                                                    3
SERVICES                                                                                            3
UNDERWRITERS                                                                                        4
ANNUITY BENEFIT PAYMENTS                                                                            4
EXCHANGE OFFER                                                                                      5
PERFORMANCE INFORMATION                                                                             7
TAX-DEFERRED ACCUMULATION                                                                           9
FINANCIAL STATEMENTS                                                                              F-1


THE CONTRACTS OFFERED BY THIS PROSPECTUS MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                 SPECIAL TERMS

ACCUMULATED VALUE: the sum of the value of all Accumulation Units in the Sub-Accounts and of the value of all accumulations in the Fixed Account and Guarantee Period Accounts then credited to the Contract on any date before the Annuity Date.

ACCUMULATION UNIT: a measure of the Owner's interest in a Sub-Account before annuity benefit payments begin.

ANNUITANT: the person designated in the Contract upon whose life annuity benefit payments are to be made.

ANNUITY DATE: the date on which annuity benefit payments begin as specified pursuant to the Contract.

ANNUITY UNIT: a measure of the value of the periodic annuity benefit payments under the Contract.

FIXED ACCOUNT: the part of the Company's General Account that guarantees principal and a fixed minimum interest rate and to which all or a portion of a payment or transfer under this Contract may be allocated.

FIXED ANNUITY PAYOUT: an Annuity in the payout phase providing for annuity benefit payments which remain fixed in amount throughout the annuity benefit payment period selected.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUARANTEE PERIOD: the number of years that a Guaranteed Interest Rate is credited.

GUARANTEE PERIOD ACCOUNT: an account which corresponds to a Guaranteed Interest Rate for a specified Guarantee Period and is supported by assets in a non-unitized separate account.

GUARANTEED INTEREST RATE: the annual effective rate of interest, after daily compounding, credited to a Guarantee Period Account.

MARKET VALUE ADJUSTMENT: a positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER: the person, persons or entity entitled to exercise the rights and privileges under this Contract. Joint Owners are permitted if one of the two is the Annuitant.


SUB-ACCOUNT: a subdivision of the Variable Account. Each Sub-Account available under the Contract invests exclusively in the shares of a corresponding fund of Allmerica Investment Trust ("Trust"); a corresponding portfolio of the Variable Insurance Product Fund ("Fidelity VIP"), the Variable Insurance Products Fund II ("Fidelity VIP II) or the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc. ("T.Rowe Price"); or a corresponding series of the Delaware Group Premium Fund, Inc. ("DGPF").


SURRENDER VALUE: the Accumulated Value of the Contract on full surrender after application of any Contract fee, contingent deferred sales charge, and Market Value Adjustment.

UNDERLYING FUNDS (OR FUNDS): the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small-Mid Cap Value Fund of Allmerica Investment Trust; Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio of Variable Insurance Products Fund; the Fidelity VIP II Asset Manager Portfolio of Variable Insurance Products Fund II; the T.Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc.; and the International Equity Series of Delaware Group Premium Fund, Inc.

VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Portfolios is determined and unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, as well as each day otherwise required.

VARIABLE ACCOUNT: Separate Account VA-K, one of the Company's separate accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company, and are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT: an Annuity in the payout phase providing for payments varying in amount in accordance with the investment experience of certain of the Funds.

                                    SUMMARY

WHAT IS THE ALLMERICA ADVANTAGE VARIABLE ANNUITY?

The Allmerica Advantage variable annuity Contract is an insurance contract designed to help you accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:

- A customized investment portfolio

- Experienced professional investment advisers

- Tax deferral on earnings

- Guarantees that can protect your beneficiaries during the accumulation phase

- Income that can be guaranteed for life

- Issue age up to 90

The Contract has two phases, an accumulation phase and, if you choose to annuitize, an annuity payout phase. During the accumulation phase, your initial payment and any additional payments you choose to make may be allocated among the Sub-Accounts investing in the Underlying Funds, the Guarantee Period Accounts and the Fixed Account. You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. The Contract's Accumulated Value is based on the investment performance of the Funds and any accumulations in the Guarantee Period and Fixed Accounts. No income taxes are paid on any earnings under the Contract unless and until Accumulated Values are withdrawn. In addition, during the accumulation phase, your beneficiaries receive certain protections and guarantees in the event of the Annuitant's death. See discussion below "WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?"

WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, the Annuitant can receive income based on several annuity payout options. You choose the annuity payout option and the date for annuity benefit payments to begin. You also decide whether you want variable annuity benefit payments based on the investment performance of certain Funds, fixed annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed and variable annuity benefit payments. Among the payout options available during the annuity payout phase are:

- periodic payments for your lifetime (assuming you are the Annuitant);

- periodic payments for your life and the life of another person selected by you;

- periodic payments for your lifetime with guaranteed payments continuing to your beneficiary for ten years in the event that you die before the end of ten years;

- periodic payments over a specified number of years (1 to 30); under this option you may reserve the right to convert remaining payments to a lump-sum payout by electing a "commutable" option.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the Owner) and us, Allmerica Financial Life Insurance and Annuity Company ("the Company"). Each Contract has an Owner (or an Owner and a Joint Owner, in which case one of the two also must be the Annuitant), an Annuitant and a beneficiary. As Owner, you make payments, choose investment allocations and select the Annuitant and beneficiary. The Annuitant is the individual to receive annuity benefit payments under the Contract. The beneficiary is the person who receives any payment on the death of the Owner or Annuitant.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of your payments are flexible, subject only to a $600 minimum ($1,000 in Washington) for your initial payment and a $50 minimum for any additional payments. (A lower initial payment amount is permitted for certain qualified plans and where monthly payments are being forwarded directly from a financial institution.) In addition, a minimum of $1,000 is always required to establish a Guarantee Period Account.

WHAT ARE MY INVESTMENT CHOICES?

The Contract permits net payments to be allocated among the Sub-Accounts investing in the Funds, the Guarantee Period Accounts, and the Fixed Account.

VARIABLE ACCOUNT. You have a choice of Sub-Accounts investing in the following 18 Underlying Funds:


ALLMERICA INVESTMENT TRUST           FIDELITY VIP
Select International Equity Fund     Overseas Portfolio
Select Aggressive Growth Fund        Equity-Income Portfolio
Select Capital Appreciation Fund     Growth Portfolio
Small-Mid Cap Value Fund             High Income Portfolio
Select Growth Fund                   FIDELITY VIP II
Growth Fund                          Asset Manager Portfolio
Equity Index Fund                    T. ROWE PRICE
Select Growth and Income Fund        T. Rowe Price International
Investment Grade Income Fund         Stock Portfolio
Government Bond Fund                 DGPF
Money Market Fund                    International Equity Series


For a more detailed description of the Underlying Funds, see "INVESTMENT OBJECTIVES AND POLICIES."

GUARANTEE PERIOD ACCOUNTS. Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account. Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company may offer up to nine Guarantee Periods ranging from two to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period. If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the Account's value. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see "GUARANTEE PERIOD ACCOUNTS."

FIXED ACCOUNT. The Fixed Account is part of the General Account, which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. Furthermore, the initial rate in effect on the date an amount is allocated to the Fixed Account will be guaranteed for one year from that date. For more information about the Fixed Account see "Appendix A. MORE INFORMATION ABOUT THE FIXED ACCOUNT."

THE FIXED ACCOUNT AND/OR THE GUARANTEE PERIOD ACCOUNTS MAY NOT BE AVAILABLE IN ALL STATES.

CAN I MAKE TRANSFERS AMONG THE ACCOUNTS?

Yes. Prior to the Annuity Date, you may transfer among the Sub-Accounts investing in the Underlying Funds, the Guarantee Period Accounts, and the Fixed Account. You will incur no current taxes on transfers while your money remains in the Contract. See "C. Transfer Privilege." The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge but reserves the right to assess a processing charge guaranteed never to exceed $25.

WHAT IF I NEED MY MONEY BEFORE MY ANNUITY PAYOUT PHASE BEGINS?

You may surrender the Contract or make withdrawals any time before your annuity payout phase begins. Each year you can take without a surrender charge the greatest of 100% of cumulative earnings, 10% of the Contract's Accumulated Value or, if you are both an Owner and the Annuitant, an amount based on your life expectancy. A 10% tax penalty may apply on all amounts deemed to be earnings if you are under age 59 1/2 . Additional amounts may be withdrawn at anytime but may be subject to the surrender charge for payments that have not been invested in the Contract for more than nine years. (A Market Value Adjustment may apply to any withdrawal made from a Guarantee Period Account prior to the expiration of the Guarantee Period.)

In addition, except where prohibited by state law, you may withdraw all or a portion of your money without a surrender charge if, after the Contract is issued, you are admitted to a medical care facility, become disabled or are diagnosed with a fatal illness. For details and restrictions, see "Reduction or Elimination of Surrender Charge."


WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?


If the Annuitant, Owner or Joint Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon the death of the Annuitant (or an Owner who is also an Annuitant), the death benefit is equal to the GREATEST of:

- The Accumulated Value increased by any positive Market Value Adjustment;


- Gross payments with interest accumulating daily at an annual rate of 5% starting on the date each payment was applied, reduced proportionately to reflect withdrawals;


- The highest Accumulated Value that would have been payable as a death benefit on any Contract anniversary, increased for subsequent payments and reduced proportionately to reflect withdrawals since that anniversary.

At the death of an Owner who is not also the Annuitant during the accumulation phase, the death benefit will equal the Accumulated Value of the Contract increased by any positive Market Value Adjustment.

(If the Annuitant dies after the Annuity Date but before all guaranteed annuity benefit payments have been made, the remaining payments will be paid to the beneficiary at least as rapidly as under the annuity option in effect. See "G. Death Benefit.")

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

If the Accumulated Value is less than $50,000 on a Contract anniversary and at surrender, the Company will deduct a $30 Contract fee from the Contract. The Contract fee is waived for a Contract issued to and maintained by a trustee of a 401(k) plan.

Should you decide to surrender the Contract, make withdrawals, or receive payments under certain annuity options, you may be subject to a contingent deferred sales charge. If applicable, this charge will be between 1% and 8% of payments withdrawn, based on when the payments were made.

Depending upon the state in which you live, a deduction for state and local premium taxes, if any, may be made as described under "C. Premium Taxes."

The Company will deduct, on a daily basis, an annual mortality and expense risk charge and administrative expense charge equal to 1.25% and 0.20%, respectively, of the average daily net assets invested in each Portfolio. The Funds will incur certain management fees and expenses described more fully in "Other Charges" and in the Fund prospectuses accompanying this Prospectus.

For more information, see "CHARGES AND DEDUCTIONS."

CAN I EXAMINE THE CONTRACT?

Yes. The Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be canceled. (There may be a longer period in certain states; see the "Right to Examine" provision on the cover of the Contract.) If you cancel the Contract, you will receive a refund of any amounts allocated to the Fixed and Guarantee Period Accounts and the Accumulated Value of any amounts allocated to the Sub-Accounts (plus any fees or charges that may have been deducted.) However, if state law requires or if the Contract was issued as an Individual Retirement Annuity ("IRA"), you will receive the greater of the amount described above or your entire payment. See "B. Right to Revoke Individual Retirement Annuity" and "C. Right to Revoke All Other Contracts."

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

There are several changes you can make after receiving the Contract:

- You may assign your ownership to someone else, except under certain qualified plans.

- You may change the beneficiary, unless you have designated a beneficiary irrevocably.

- You may change your allocation of payments.

- You may make transfers of Contract value among your current investments without any tax consequences.

- You may cancel the Contract within ten days of delivery (or longer if required by law).

                        ANNUAL AND TRANSACTION EXPENSES

The following tables show charges under the Contract, expenses of the Sub-Accounts, and expenses of the Funds. In addition to the charges and expenses described below, premium taxes are applicable in some states and deducted as described under "C. Premium Taxes."

CONTRACT CHARGES:

                                                                  YEARS FROM
                                                                DATE OF PAYMENT   CHARGE
                                                                ---------------  ---------
CONTINGENT DEFERRED SALES CHARGE:
This charge may be assessed upon surrender, withdrawal or             0-2          8.0%
annuitization under any commutable period certain option or a          3           7.0%
noncommutable period certain option of less than ten years.            4           6.0%
The charge is a percentage of payments applied to the amount           5           5.0%
surrendered (in excess of any amount that is free of surrender         6           4.0%
charge) within the indicated time period.                              7           3.0%
                                                                       8           2.0%
                                                                       9           1.0%
                                                                  More than 9       0%

TRANSFER CHARGE:
The Company currently makes no charge for processing transfers                     None
and guarantees that the first 12 transfers in a Contract year will not be subject to a transfer charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

CONTRACT FEE:
The fee is deducted annually and upon surrender prior to the                        $30
Annuity Date when Accumulated Value is less than $50,000. The fee is waived for Contracts issued to and maintained by the
trustee of a 401(k) plan.

SUB-ACCOUNT EXPENSES:
(on annual basis as percentage of average daily net assets)
Mortality and Expense Risk Charge:                                                 1.25%
Administrative Expense Charge:                                                     0.20%
                                                                                 ---------
Total Asset Charge:                                                                1.45%

UNDERLYING FUND EXPENSES:

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1996. For more information concerning fees and expenses, see the prospectuses of the Underlying Funds.

                                                                                     OTHER FUND
                                                             MANAGEMENT         EXPENSES (AFTER ANY          TOTAL FUND
UNDERLYING FUND                                                  FEE         APPLICABLE REIMBURSEMENTS        EXPENSES
---------------------------------------------------------  ---------------  ----------------------------  ----------------
Select International Equity Fund.........................         1.00%                 0.23%*                 1.23%***
DGPF International Equity Series.........................         0.64%                 0.16%**                0.80%
Fidelity VIP Overseas Portfolio..........................         0.76%                 0.17%                  0.93%****
T. Rowe Price International Stock Portfolio..............         1.05%                 0.00%                  1.05%
Select Aggressive Growth Fund............................         1.00%                 0.08%*                 1.08%
Select Capital Appreciation Fund.........................         1.00%                 0.13%*                 1.13%
Small-Mid Cap Value Fund.................................         0.85%                 0.12%*                 0.97%
Select Growth Fund.......................................         0.85%                 0.08%*                 0.93%***
Growth Fund..............................................         0.44%                 0.07%*                 0.51%
Fidelity VIP Growth Portfolio............................         0.61%                 0.08%                  0.69%****
Equity Index Fund........................................         0.32%                 0.14%*                 0.46%
Select Growth and Income Fund............................         0.75%                 0.08%*                 0.83%***
Fidelity VIP Equity-Income Portfolio.....................         0.51%                 0.07%                  0.68%****
Fidelity VIP II Asset Manager Portfolio..................         0.64%                 0.10%                  0.74%****
Fidelity VIP High Income Portfolio.......................         0.59%                 0.12%                  0.71%
Investment Grade Income Fund.............................         0.40%                 0.12%*                 0.52%
Government Bond Fund.....................................         0.50%                 0.16%*                 0.66%
Money Market Fund........................................         0.28%                 0.06%*                 0.34%

   * Under the Management Agreement with the Trust, Allmerica Investment Management Company, Inc. ("Allmerica Investment") has declared a voluntary expense limitation of 1.50% of average net assets for the Select International Equity Fund, 1.35% for the Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for the Small-Mid Cap Value Fund, 1.20% for the Growth Fund and Select Growth Fund, 1.10% for the Select Growth and Income Fund, 1.00% for the Investment Grade Income Fund, and Government Bond Fund, and 0.60% for the Money Market Fund and Equity Index Fund. The total operating expenses of the trust were less than their respective expense limitations throughout 1996. The declaration of a voluntary expense limitation in any year does not bind Allmerica Investment to declare future expense limitations with respect to these funds.

  ** Delaware International Advisers Ltd., the investment adviser for the International Equity Series, has agreed to waive its management fee and reimburse the International Equity Series to limit certain expenses to 8/10 of 1% of the corresponding net assets. This waiver has been in effect from the commencement of the public offering for the Series and has been extended through June 30, 1997. Without the expense limitation, in 1996 the total annual expenses of the International Equity Series would have been 0.99%.

 *** These funds have entered into agreements with brokers whereby the brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses the total operating expenses would have been 1.20% for the Select International Equity Fund, 0.92% for the Select Growth Fund and 0.80% for the Select Growth and Income Fund.


**** A portion of the brokerage commissions that certain funds pay was used to reduce the portfolio expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.92% for Fidelity VIP Overseas Portfolio, 0.67% for Fidelity VIP Growth Portfolio, 0.56% for Fidelity VIP Equity-Income Portfolio and 0.73% for Fidelity VIP II Asset Manager Portfolio.

Examples. The following examples demonstrate the cumulative expenses which would be paid by the Owner at 1-year, 3-year, 5-year and 10-year intervals under certain contingencies. Each example assumes a $1,000 investment in a Sub-Account and a 5% annual return on assets, as required by rules of the Securities and Exchange Commission (the "SEC"). Because the expenses of the Underlying Funds differ, separate examples are used to illustrate the expenses incurred by an Owner on an investment in the various Sub-Accounts.

The information given under the following examples should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

(1) If, at the end of the applicable period, you surrender the Contract or annuitize* under a commutable variable period certain option or a non-commutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

FUND                                                                       1 YEAR       3 YEARS      5 YEARS      10 YEARS
-----------------------------------------------------------------------  -----------  -----------  -----------  -------------
Select International Equity Fund.......................................   $     102    $     154    $     198     $     313
DGPF International Equity Series.......................................   $      98    $     142    $     177     $     271
Fidelity VIP Overseas Portfolio........................................   $      99    $     146    $     183     $     284
T. Rowe Price International Stock Portfolio............................   $     100    $     149    $     189     $     295
Select Aggressive Growth Fund..........................................   $     101    $     150    $     191     $     298
Select Capital Appreciation Fund.......................................   $     101    $     151    $     193     $     303
Small-Mid Cap Value Fund...............................................   $      99    $     147    $     185     $     288
Select Growth Fund.....................................................   $      99    $     146    $     183     $     284
Growth Fund............................................................   $      95    $     134    $     162     $     241
Fidelity VIP Growth Portfolio..........................................   $      97    $     139    $     171     $     260
Equity Index Fund......................................................   $      95    $     132    $     159     $     236
Select Growth and Income Fund..........................................   $      98    $     143    $     178     $     274
Fidelity Equity-Income Portfolio.......................................   $      97    $     139    $     170     $     258
Fidelity VIP II Asset ManagerPortfolio.................................   $      97    $     140    $     174     $     265
Fidelity VIP High Income Portfolio.....................................   $      97    $     140    $     172     $     262
Investment Grade Income Fund...........................................   $      95    $     134    $     162     $     242
Government Bond Fund...................................................   $      97    $     138    $     169     $     256
Money Market Fund......................................................   $      94    $     129    $     153     $     223

(2) If you annuitize* under a life option or any non-commutable period certain option of ten years or more at the end of the applicable time period or if you do NOT surrender or annuitize the Contract, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

FUND                                                                       1 YEAR        3 YEARS       5 YEARS      10 YEARS
-----------------------------------------------------------------------  -----------  -------------  -----------  -------------
Select International Equity Fund.......................................   $      28     $      87     $     148     $     313
DGPF International Equity Series.......................................   $      24     $      74     $     127     $     271
Fidelity VIP Overseas Portfolio........................................   $      25     $      78     $     133     $     284
T. Rowe Price International Stock Portfolio............................   $      27     $      81     $     139     $     295
Select Aggressive Growth Fund..........................................   $      27     $      82     $     141     $     298
Select Capital Appreciation Fund.......................................   $      27     $      84     $     143     $     303
Small-Mid Cap Value Fund...............................................   $      26     $      79     $     135     $     288
Select Growth Fund.....................................................   $      25     $      78     $     133     $     284
Growth Fund............................................................   $      21     $      65     $     112     $     241
Fidelity VIP Growth Portfolio..........................................   $      23     $      71     $     121     $     260
Equity Index Fund......................................................   $      21     $      64     $     109     $     236
Select Growth and Income Fund..........................................   $      24     $      75     $     128     $     274
Fidelity Equity-Income Portfolio.......................................   $      23     $      70     $     120     $     258
Fidelity VIP II Asset ManagerPortfolio.................................   $      23     $      72     $     124     $     265
Fidelity VIP High Income Portfolio.....................................   $      23     $      71     $     122     $     262
Investment Grade Income Fund...........................................   $      21     $      65     $     112     $     242
Government Bond Fund...................................................   $      23     $      70     $     119     $     256
Money Market Fund......................................................   $      19     $      60     $     103     $     223

Pursuant to requirements of the Investment Company Act of 1940 (the "1940 Act"), the Contract fee has been reflected in the examples by a method intended to show the "average" impact of the Contract fee on an investment in the Variable Account. The total Contract fees collected under the Contracts by the Company are divided by the total average net assets attributable to the Contracts. The resulting percentage is 0.12%, and the amount of the Contract fee is assumed to be $1.20 in the examples. The Contract fee is deducted only when the accumulated value is less than $50,000. Lower costs apply to Contracts issued and maintained as part of a 401(k) plan.

* The Contract fee is not deducted after annuitization. No contingent deferred sales charge is assessed at the time of annuitization in any Contract year under an option including a life contingency or under any noncommutable period certain option of ten years or more.

                        CONDENSED FINANCIAL INFORMATION
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                             SEPARATE ACCOUNT VA-K

SUB-ACCOUNTS                                                     1996       1995       1994       1993       1992
-------------------------------------------------------------  ---------  ---------  ---------  ---------  ---------
SELECT INTERNATIONAL EQUITY FUND**
Unit Value:
  Beginning of Period........................................      1.127      0.956      1.000        N/A        N/A
  End of Period..............................................      1.355      1.127      0.956        N/A        N/A
Number of Units Outstanding at End
 of Period (in thousands)....................................     77,485     37,680     12,530        N/A        N/A

DGPF INTERNATIONAL EQUITY SERIES*
Unit Value:
  Beginning of Period........................................      1.284      1.143      1.129      1.000        N/A
  End of Period..............................................      1.519      1.284      1.143      1.129        N/A
Number of Units Outstanding at End
 of Period (in thousands)....................................     44,416     34,692     26,924      6,681        N/A

FIDELITY VIP OVERSEAS PORTFOLIO
Unit Value:
  Beginning of Period........................................      1.330      1.230      1.226      0.906      1.030
  End of Period..............................................      1.484      1.330      1.230      1.226      0.906
Number of Units Outstanding at End
 of Period (in thousands)....................................     63,050     65,256     59,774     25,395      6,728

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO***
Unit Value:
  Beginning of Period........................................      1.064      1.000        N/A        N/A        N/A
  End of Period..............................................      1.203      1.064        N/A        N/A        N/A
Number of Units Outstanding at End
 of Period (in thousands)....................................     35,915     10,882        N/A        N/A        N/A

SELECT AGGRESSIVE GROWTH FUND
Unit Value:
  Beginning of Period........................................      1.686      1.292      1.342      1.139      1.000
  End of Period..............................................      1.970      1.686      1.292      1.342      1.139
Number of Units Outstanding at End
 of Period (in thousands)....................................     89,974     70,349     54,288     26,158      2,019

SELECT CAPITAL APPRECIATION FUND***
Unit Value:
  Beginning of Period........................................      1.383      1.000        N/A        N/A        N/A
  End of Period..............................................      1.482      1.383        N/A        N/A        N/A
Number of Units Outstanding at End
 of Period (in thousands)....................................     52,927     16,096        N/A        N/A        N/A

SMALL-MID CAP VALUE FUND*
Unit Value:
  Beginning of Period........................................      1.249      1.075      1.167      1.000        N/A
  End of Period..............................................      1.580      1.249      1.075      1.167        N/A
Number of Units Outstanding at End
 of Period (in thousands)....................................     60,145     43,433     33,049      9,902        N/A

SUB-ACCOUNTS                                                     1996       1995       1994       1993       1992
-------------------------------------------------------------  ---------  ---------  ---------  ---------  ---------
SELECT GROWTH FUND
Unit Value:
  Beginning of Period........................................      1.259      1.024      1.055      1.058      1.000
  End of Period..............................................      1.514      1.259      1.024      1.055      1.058
Number of Units Outstanding at End
 of Period (in thousands)....................................     62,633     47,078     38,415     26,064      3,039

GROWTH FUND
Unit Value:
  Beginning of Period........................................      1.599      1.221      1.236      1.175      1.111
  End of Period..............................................      1.894      1.599      1.221      1.236      1.175
Number of Units Outstanding at End
 of Period (in thousands)....................................    135,573    116,008    102,399     72,609     34,373

FIDELITY VIP GROWTH PORTFOLIO
Unit Value:
  Beginning of Period........................................      1.895      1.419      1.440      1.224      1.135
  End of Period..............................................      2.143      1.895      1.419      1.440      1.224
Number of Units Outstanding at End
 of Period (in thousands)....................................    142,450    116,485     90,717     49,136     18,253

EQUITY INDEX FUND
Unit Value:
  Beginning of Period........................................      1.640      1.221      1.266      1.135      1.074
  End of Period..............................................      1.977      1.640      1.221      1.226      1.135
Number of Units Outstanding at End
 of Period (in thousands)....................................     57,428     39,534     29,176     22,466      9,535

SELECT GROWTH AND INCOME FUND
Unit Value:
  Beginning of Period........................................      1.370      1.066      1.074      0.987      1.000
  End of Period..............................................      1.638      1.370      1.066      1.074      0.987
Number of Units Outstanding at End
 of Period (in thousands)....................................     82,434     63,841     51,098     31,846      4,711

FIDELITY VIP EQUITY-INCOME PORTFOLIO
Unit Value:
  Beginning of Period........................................      1.185      1.490      1.412      1.211      1.051
  End of Period..............................................      2.236      1.185      1.490      1.412      1.211
Number of Units Outstanding at End
 of Period (in thousands)....................................    167,000    139,145    104,356     61,264     17,855

FIDELITY VIP II ASSET MANAGER PORTFOLIO**
Unit Value:
  Beginning of Period........................................      1.127      0.977      1.000        N/A        N/A
  End of Period..............................................      1.273      1.127      0.977        N/A        N/A
Number of Units Outstanding at End
 of Period (in thousands)....................................     42,415     33,444     20,720        N/A        N/A

FIDELITY VIP HIGH INCOME PORTFOLIO
Unit Value:
  Beginning of Period........................................      1.743      1.465      1.510      1.270      1.047
  End of Period..............................................      1.958      1.743      1.465      1.510      1.270
Number of Units Outstanding at End
 of Period (in thousands)....................................     53,956     38,042     27,041     13,583      3,625

SUB-ACCOUNTS                                                     1996       1995       1994       1993       1992
-------------------------------------------------------------  ---------  ---------  ---------  ---------  ---------
INVESTMENT GRADE INCOME FUND
Unit Value:
  Beginning of Period........................................      1.390      1.073      1.250      1.145      1.073
  End of Period..............................................      1.418      1.390      1.196      1.250      1.145
Number of Units Outstanding at End
 of Period (in thousands)....................................     79,054     69,168     57,454     48,488     15,428

GOVERNMENT BOND FUND
Unit Value:
  Beginning of Period........................................      1.285      1.152      1.179      1.112      1.075
  End of Period..............................................      1.311      1.285      1.152      1.179      1.112
Number of Units Outstanding at End
 of Period (in thousands)....................................     30,921     31,710     32,519     60,265     29,844

MONEY MARKET FUND
Unit Value:
  Beginning of Period........................................      1.124      1.077      1.051      1.035      1.013
  End of Period..............................................      1.167      1.124      1.077      1.051      1.035
Number of Units Outstanding at End
 of Period (in thousands)....................................     92,354     69,311     37,668     30,815     30,778

  * Inception date of Sub-Accounts: 4/30/93

 ** Inception date of Sub-Accounts: 5/01/94

*** Inception date of Sub-Accounts: 4/28/95

                            PERFORMANCE INFORMATION

The Contract was first offered to the public in 1996. However, Allmerica Financial may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Underlying Funds have been in existence. The results for any period prior to the Contracts being offered will be calculated as if the Contracts had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in TABLE 1) assuming that the Contract is surrendered at the end of the applicable period. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance.

The "total return" of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage of the investment.

The "yield" of the Sub-Account investing in the Money Market Fund of the Trust refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar, but when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The total return, yield, and effective yield figures are adjusted to reflect the Sub-Account's asset charges. The total return figures also reflect the $30 annual Contract fee and the contingent deferred sales load which would be assessed if the investment were completely withdrawn at the end of the specified period.

The Company also may advertise supplemental total return performance information. Supplemental total return refers to the total of the income generated by an investment in the Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses), adjusted by the Sub-Account's annual asset charges, and expressed as a percentage of the investment. Because it is assumed that the investment is NOT withdrawn at the end of the specified period, the contingent deferred sales charge is NOT included in the calculation of supplemental total return. (See TABLE 2)

Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any Sub-Account reflects only the performance of a hypothetical investment in the Sub-Account during the time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies and risk characteristics of the Underlying Fund in which the Sub-Account invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                    TABLE 1
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1996
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)


                                                                               FOR YEAR                   10 YEARS OR
                                                                                 ENDED                       SINCE
NAME OF UNDERLYING FUND                                                        12/31/96      5 YEARS      INCEPTION*
----------------------------------------------------------------------------  -----------  -----------  ---------------
Select International Equity Fund............................................      12.07%         N/A           9.70%
DGPF International Equity Series............................................      10.18%         N/A           9.82%
Fidelity VIP Overseas Portfolio.............................................       3.46%        6.71%          6.19%
T. Rowe Price International Stock Portfolio.................................       4.90%         N/A           5.97%
Select Aggressive Growth Fund...............................................       8.72%         N/A          17.25%
Select Capital Appreciation Fund............................................      -0.61%         N/A          22.25%
Small-Mid Cap Value Fund....................................................      18.57%         N/A          11.88%
Select Growth Fund..........................................................      12.14%         N/A          10.08%
Growth Fund.................................................................      10.34%       10.47%         13.00%
Fidelity VIP Growth Portfolio...............................................       4.93%       12.81%         13.36%
Equity Index Fund...........................................................      12.42%       12.24%         15.71%
Select Growth and Income Fund...............................................      11.40%         N/A          11.22%
Fidelity VIP Equity-Income Portfolio........................................       4.51%       15.63%         11.97%
Fidelity VIP II Asset Manager Portfolio.....................................       4.83%        8.54%          9.80%
Fidelity VIP High Income Portfolio..........................................       4.27%       12.60%          9.38%
Investment Grade Income Fund................................................      -5.41%        4.81%          6.62%
Government Bond Fund........................................................      -5.45%        3.05%          4.63%
Money Market Fund...........................................................      -3.77%        1.86%          4.21%


                                    TABLE 2
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1996
                   (ASSUMING NO WITHDRAWAL OF THE INVESTMENT)


                                                                                FOR YEAR                   10 YEARS OR
                                                                                 ENDED                        SINCE
NAME OF UNDERLYING FUND                                                         12/31/96      5 YEARS      INCEPTION*
----------------------------------------------------------------------------  ------------  -----------  ---------------
Select International Equity Fund............................................       20.07%         N/A          11.91%
DGPF International Equity Series............................................       18.18%         N/A          10.70%
Fidelity VIP Overseas Portfolio.............................................       11.46%        7.46%          6.19%
T.Rowe Price International Stock Portfolio..................................       12.90%         N/A           8.22%
Select Aggressive Growth Fund...............................................       16.72%         N/A          17.91%
Select Capital Appreciation Fund............................................        7.11%         N/A          26.36%
Small-Mid Cap Value Fund....................................................       26.57%         N/A          13.07%
Select Growth Fund..........................................................       20.14%         N/A          10.89%
Growth Fund.................................................................       18.34%       11.13%         13.00%
Fidelity VIP Growth Portfolio...............................................       12.93%       13.42%         13.36%
Equity Index Fund...........................................................       20.42%       12.86%         15.93%
Select Growth and Income Fund...............................................       19.40%         N/A          12.01%
Fidelity VIP Equity-Income Portfolio........................................       12.51%       16.19%         11.97%
Fidelity VIP II Asset Manager Portfolio.....................................       12.83%        9.52%          9.95%
Fidelity VIP High Income Portfolio..........................................       12.27%       13.21%          9.38%
Investment Grade Income Fund................................................        1.93%        5.62%          6.62%
Government Bond Fund........................................................        1.89%        3.92%          5.24%
Money Market Fund...........................................................        3.71%        2.77%          4.21%

* The inception dates of the Underlying Funds are: 4/29/85 for Growth Fund, Investment Grade Income Fund and Money Market Fund; 9/28/90 for Equity Index Fund; 8/26/91 for Government Bond Fund; 8/21/92 for Select Aggressive Growth Fund, Select Growth Fund, Select Growth and Income Fund; 4/30/93 for Small-Mid Cap Value Fund 5/01/94 for Select International Equity Fund; 4/28/95 for Select Capital Appreciation Fund; 10/09/86 for Fidelity VIP Equity-Income Portfolio and Fidelity VIP Growth Portfolio; 9/19/85 for Fidelity VIP High Income Portfolio; 1/28/87 for Fidelity VIP Overseas Portfolio; 9/06/89 for Fidelity VIP II Asset Manager Portfolio; 10/29/92 for DGPF International Equity Series; 3/31/94 for the T.Rowe Price International Stock Portfolio.

          DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, THE TRUST,
             FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE AND DGPF


THE COMPANY. The Company is a life insurance company organized under the laws of Delaware in July, 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 508-855-1000. The Company is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1996, the Company had over $6.7 billion in assets and over $25.8 billion of life insurance in force.

Effective October 1, 1995, the Company changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. The Company is an indirect wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), which in turn is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). First Allmerica, originally organized under the laws of Massachusetts in 1844 as a mutual life insurance company and known as State Mutual Life Assurance Company of America, converted to a stock life insurance company on October 16, 1995, and adopted its present name. First Allmerica is the fifth oldest life insurance company in America. As of December 31, 1996, First Allmerica and its subsidiaries (including the Company) had over $13.3 billion in combined assets and over $45.3 billion in life insurance in force.

THE VARIABLE ACCOUNT. The Variable Account is a separate investment account of the Company referred to as Separate Account VA-K. The assets used to fund the variable portions of the Contracts are set aside in the Sub-Accounts of the Variable Account, and are kept separate and apart from the general assets of the Company. There are 18 Sub-Accounts available under the Contracts. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company. Under Delaware law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.

The Variable Account was authorized by vote of the Board of Directors of the Company on November 1, 1990. The Variable Account meets the definition of a "separate account" under federal securities law and is registered with the SEC as a unit investment trust under the 1940 Act. Such registration does not involve the supervision by the SEC of management or investment practices or policies of the Variable Account or the Company.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts.

ALLMERICA INVESTMENT TRUST. Allmerica Investment Trust ("Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. The Trust was established as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by the Company or other affiliated insurance companies. Eleven investment portfolios of the Trust are currently available under the Contract, each issuing a series of shares: the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small-Mid Cap Value Fund. The assets of each Fund are held separate from the assets of the other Funds. Each Fund operates as a separate investment vehicle and the income or losses of one Fund have no effect on the investment performance of another Fund. Shares of the Trust are not offered to the general public but solely to such variable accounts.

Allmerica Investment Management Company, Inc. ("Allmerica Investment") serves as investment adviser of the Trust. Allmerica Investment has entered into sub-advisory agreements with other investment managers ("Sub-Advisers") who manage the investments of the Funds. See "Investment Advisory Services to the Trust."

VARIABLE INSURANCE PRODUCTS FUND. Variable Insurance Products Fund ("Fidelity VIP") managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified management investment company organized as a Massachusetts business trust on November 13, 1981, and registered with the SEC under the 1940 Act. Four of its investment portfolios are available under the Contract: Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio.

Various Fidelity companies perform certain activities required to operate Fidelity VIP. FMR, is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston, MA. It is composed of a number of different companies, which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP as part of their operating expenses pay an investment management fee to FMR. See "Investment Advisory Services to Fidelity VIP and Fidelity VIP II."

VARIABLE INSURANCE PRODUCTS FUND II. Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion above) is an open-end, diversified management investment company organized as a Massachusetts business trust on March 21, 1988, and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Contract: Fidelity VIP II Asset Manager Portfolio.


T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming") (See "Investment Advisory Services to T. Rowe Price"), is an open-end, diversified management investment company organized as a Maryland corporation in 1994 and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Contracts: the T. Rowe Price International Stock Portfolio.


DELAWARE GROUP PREMIUM FUND, INC. Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance contracts. One investment portfolio ("Series") is available under the Contract, the International Equity Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). See "Investment Advisory Services to DGPF."

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. The Underlying Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The Statements of Additional Information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

SELECT INTERNATIONAL EQUITY FUND -- The Select International Equity Fund of the Trust seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

DGPF INTERNATIONAL EQUITY SERIES -- The International Equity Series of DGPF seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

FIDELITY VIP OVERSEAS PORTFOLIO -- The Overseas Portfolio of Fidelity VIP seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.


T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- The T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.


SELECT AGGRESSIVE GROWTH FUND -- The Select Aggressive Growth Fund of the Trust seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.


SELECT CAPITAL APPRECIATION FUND -- The Select Capital Appreciation Fund of the Trust seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund invests primarily in common stock of industries and companies which are believed to be experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.


SMALL-MID CAP VALUE FUND -- The Small-Mid Cap Value Fund of the Trust seeks long-term growth by investing principally in a diversified portfolio of common stocks of small and mid-size companies whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

SELECT GROWTH FUND -- The Select Growth Fund of the Trust seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

GROWTH FUND -- The Growth Fund of the Trust is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Growth Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.

FIDELITY VIP GROWTH PORTFOLIO -- The Growth Portfolio of Fidelity VIP seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

EQUITY INDEX FUND -- The Equity Index Fund of the Trust seeks to provide investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks.

SELECT GROWTH AND INCOME FUND -- The Select Growth and Income Fund seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.



FIDELITY VIP EQUITY-INCOME PORTFOLIO -- The Equity-Income Portfolio of Fidelity VIP seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S & P 500.

FIDELITY VIP II ASSET MANAGER PORTFOLIO -- The Asset Manager Portfolio of Fidelity VIP II seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.


FIDELITY VIP HIGH INCOME PORTFOLIO -- The High Income Portfolio of Fidelity VIP seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities often are considered to be speculative, and involve greater risk of default or price changes than securities assigned a high quality rating. See the Fidelity VIP prospectus.

INVESTMENT GRADE INCOME FUND -- The Investment Grade Income Fund of the Trust is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.

GOVERNMENT BOND FUND -- The Government Bond Fund of the Trust has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

MONEY MARKET FUND -- The Money Market Fund of the Trust is invested in a diversified portfolio of high-quality, short-term money market instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH BEST WILL MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, FIDELITY VIP, FIDELITY VIP II, T.ROWE PRICE AND DGPF, ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If there is a material change in the investment policy of a Fund, the Owner will be notified of the change. If the Owner has accumulated Value allocated to that Fund, he or she may have the Accumulated Value reallocated without charge to another Fund or to the Fixed Account, where available, on written request received by the Company within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of the Owner's right to transfer.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY SERVICES TO THE TRUST. The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into an agreement (" Management Agreement") with Allmerica Investment Management Company, Inc. ("Manager") to handle the day-to-day affairs of the Trust. The Manager, subject to review by the Trustees, is responsible for the general management of the Funds of the Trust. The Manager also performs certain administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with the Manager.

Other than the expenses specifically assumed by the Manager under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 ("1933 Act"), other fees payable to the SEC, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commissions, fees and expenses of the Trustees who are not affiliated with the Manager, expenses for proxies, prospectuses, reports to shareholders, and other expenses.

For providing its services under the Management Agreement, the Manager will receive a fee, computed daily at an annual rate based on the average daily net asset value of each Fund of the Trust as follows:

Select International Equity            *
Fund                                                  1.00%

Select Aggressive Growth Fund          *              1.00%

Select Capital Appreciation            *
Fund                                                  1.00%

                                First $100
Small-Mid Cap Value Fund        million               1.00%
                                $100 - 250
                                million               0.85%
                                $250 - 500
                                million               0.80%
                                $500 - 750
                                million               0.75%
                                Over $750
                                million               0.70%

Select Growth Fund                     *              0.85%

                                First $50
Growth Fund                     million               0.60%
                                $50 - 250
                                million               0.50%
                                Over $250
                                million               0.35%

                                First $50
Equity Index Fund               million               0.35%
                                $50 - 250
                                million               0.30%
                                Over $250
                                million               0.25%

Select Growth and Income Fund          *              0.75%

                                First $50
Investment Grade Income Fund    million               0.50%
                                $50 - 250
                                million               0.35%
                                Over $250
                                million               0.25%

Government Bond Fund                   *              0.50%

                                First $50
Money Market Fund               million               0.35%
                                $50 - 250
                                million               0.25%
                                Over $250
                                million               0.20%

* For the Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, and Select Growth and Income Fund, each rate applicable to the Manager does not vary according to the level of assets in the Fund.


The Manager's fee, computed for each Fund, will be paid from the assets of such Fund. Pursuant to the Management Agreement with the Trust, the Manager has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds of the Trust. Under the Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. The terms of a Sub-Adviser Agreement cannot be materially changed without the approval of a majority in interest of the shareholders of the affected Fund. The Manager is solely responsible for the payment of all fees for investment management services to the Sub-Advisers. Allmerica Asset Management, Inc., the Sub-Adviser for the Equity Index Fund, the Investment Grade Income Fund, the Government Bond Fund and the Money Market Fund, is an indirect wholly owned subsidiary of AFC and an affiliate of the Company.

The Sub-Advisers and the fees they receive from the Manager (computed daily at an annual rate based on the average daily net asset value of each Fund), are as follows:


SUB-ADVISER                                               FUND                       NET ASSET VALUE        RATE
----------------------------------------  -------------------------------------  -----------------------  ---------

Bank of Ireland Asset Management          Select International Equity Fund       First $50 million            0.45%
(U.S.) Limited                                                                   Next $50 million             0.40%
                                                                                 Over $100 million            0.30%

Nicholas-Applegate Capital Management,    Select Aggressive Growth Fund                    **                 0.60%
L.P.

Janus Capital Corporation                 Select Capital Appreciation Fund       First $100 million           0.60%
                                                                                 Over $100 million            0.55%

CRM Advisors, LLC                         Small-Mid Cap Value Fund               First $100 million           0.60%
                                                                                 $100 - 250 million           0.50%
                                                                                 $250- $500 million           0.40%
                                                                                 $500 - $750 million         0.375%
                                                                                 Over $750 million            0.35%

Putnam Investment                         Select Growth Fund                     First $50 million            0.50%
Management, Inc.                                                                 $50 - 150 million            0.45%
                                                                                 $150 - 250 million           0.35%
                                                                                 $250 - 350 million           0.30%
                                                                                 Over $350 million            0.25%

Miller, Anderson & Sherrerd, LLP          Growth Fund                                       *                     *

Allmerica Asset Management, Inc.          Equity Index Fund                                **                 0.10%

John A. Levin & Co., Inc.                 Select Growth and Income Fund          First $100 million           0.40%
                                                                                 Next $200 million            0.25%
                                                                                 Over $300 million            0.30%

Allmerica Asset Management, Inc.          Investment Grade Income Fund                     **                 0.20%

Allmerica Asset Management, Inc.          Government Bond Fund                             **                 0.20%

Allmerica Asset Management, Inc.          Money Market Fund                                **                 0.10%


 * The Manager will pay a fee to Miller, Anderson & Sherrerd LLP based on the aggregate assets of the Growth Fund and certain other accounts of First Allmerica and its affiliates (collectively, the "Affiliated Accounts") which are managed by Miller, Anderson & Sherrerd LLP, under the following schedule:

  AGGREGATE AVERAGE NET
          ASSETS              RATE
--------------------------  ---------
First $50 million             0.500  %

$50 - 100 million             0.375  %

$100 - 500 million            0.250  %

$500 - 850 million            0.200  %

Over $850 million             0.150  %

** For the Investment Grade Income Fund, Money Market Fund, Equity Index Fund,
   Government Bond Fund, and Select Aggressive Growth Fund, each rate applicable to the Sub-Advisers does not vary according to the level of assets in the Fund.

The prospectus of the Trust contains additional information concerning the Funds, including information about additional expenses paid by the Funds, and should be read in conjunction with this Prospectus.

INVESTMENT ADVISORY SERVICES TO FIDELITY VIP AND FIDELITY VIP II -- For managing investments and business affairs, each Portfolio pays a monthly fee to FMR. The prospectuses of Fidelity VIP and VIP II contain additional information concerning the Portfolios, including information about additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

The Fidelity VIP High Income Portfolio pays a monthly fee to FMR at an annual fee rate made up of the sum of two components:

1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. On an annual basis this rate cannot rise above 0.37%, and drops as total assets in all these funds rise.

2. An individual fund fee rate of 0.45% of the Fidelity VIP High Income Portfolio's average net assets throughout the month.

One-twelfth of the annual management fee rate is applied to net assets averaged over the most recent month, resulting in a dollar amount which is the management fee for that month.

The fee rates of the Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP II Asset Manager and Fidelity VIP Overseas Portfolios each are made of two components:

1. A group fee rate based on the monthly average net assets of all of the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets in all these mutual funds rise.

2. An individual Portfolio fee rate of 0.20% for the Fidelity VIP Equity-Income Portfolio, 0.30% for the Fidelity VIP Growth Portfolio, 0.25% for the Fidelity VIP II Asset Manager Portfolio and 0.45% for the Fidelity VIP Overseas Portfolio.

One-twelfth of the sum of these two rates is applied to the respective Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

Thus, the Fidelity VIP High Income Portfolio may have a fee as high as 0.82% of its average net assets. The Fidelity VIP Equity-Income Portfolio may have a fee as high as 0.72% of its average net assets. The Fidelity VIP Growth Portfolio may have a fee as high as 0.82% of its average net assets. The Fidelity VIP II Asset Manager Portfolio may have a fee as high as 0.77% of its average net assets. The Fidelity VIP Overseas Portfolio may have a fee as high as 0.97% of its average net assets. The actual fee rate may be less depending on the total assets in the funds advised by FMR.


INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE.  The Investment Adviser for the
T. Rowe Price International Stock Portfolio is Rowe Price-Fleming International, Inc. ("Price-Fleming"). Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of America's largest international mutual fund asset managers with approximately $25 billion under management in its offices in Baltimore, London, Tokyo and Hong Kong. To cover investment management and operating expenses, the
T. Rowe Price International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.


INVESTMENT ADVISORY SERVICES TO DGPF. Each Series of DGPF pays an investment adviser an annual fee for managing the Portfolios and making the investment decisions for the Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). The annual fee paid by the International Equity Series to Delaware International is equal to 0.75% of the average daily net assets of the Series.

                          DESCRIPTION OF THE CONTRACT

A. PAYMENTS.

The Company's underwriting requirements, which include receipt of the initial payment and allocation instructions by the Company at its Principal Office, must be met before a Contract can be issued. These requirements also may include the proper completion of an application; however, where permitted, the Company may issue a Contract without completion of an application and/or signature for certain classes of annuity Contracts. Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax.

The initial net payment will be credited to the Contract as of the date that all issue requirements are properly met. If all issue requirements are not complied with within five business days of the Company's receipt of the initial payment, the payment will be returned unless the Owner specifically consents to the holding of the initial payment until completion of any outstanding issue requirements. Subsequent payments will be credited as of the Valuation Date received at the Principal Office.

Payments are not limited as to frequency and number, but there are certain limitations as to amount. Currently, the initial payment must be at least $600 ($1,000 in Washington). Under a salary deduction or monthly automatic payment plan, the minimum initial payment is $50. In all cases, each subsequent payment must be at least $50. Where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Contract on the employee if the plan's average annual contribution per eligible plan participant is at least $600. The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Money Market Fund.

Generally, unless otherwise requested, all payments will be allocated among the accounts in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. To the extent permitted by state law, however, if the Contract is issued as an IRA or is issued in Georgia, Idaho, Indiana, Michigan, Missouri, North Carolina, Oklahoma, Oregon, South Carolina, Texas, Utah, Washington or West Virginia, any portion of the initial net payment and additional net payments received during the Contract's first 15 days measured from the issue date, allocated to any Sub-Account and/or any Guarantee Period Account, will be held in the Money Market Fund until the end of the 15-day period. Thereafter, these amounts will be allocated as requested.

The Owner may change allocation instructions for new payments pursuant to a written or telephone request. If telephone requests are elected by the Owner, a properly completed authorization must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of an Owner identify themselves by name and identify the Annuitant by name, date of birth and social security number. All transfer instructions by telephone are tape recorded.

B. RIGHT TO REVOKE INDIVIDUAL RETIREMENT ANNUITY.

An individual purchasing a Contract intended to qualify as an IRA may revoke the Contract at any time within ten days after receipt of the Contract and receive a refund. In order to revoke the Contract, the Owner must mail or deliver the Contract to the agent through whom the Contract was purchased, to the Principal Office at 440 Lincoln Street, Worcester, MA 01653, or to an authorized representative. Mailing or delivery must occur within ten days after receipt of the Contract for revocation to be effective.

Within seven days, the Company will provide a refund equal to the greater of (1) gross payments, or (2) the Accumulated Value plus any amounts deducted under the Contract or by the Underlying Funds for taxes, charges or fees.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

C. RIGHT TO REVOKE ALL OTHER CONTRACTS.

In Georgia, Idaho, Indiana, Michigan, Missouri, North Carolina, Oklahoma, Oregon, South Carolina, Texas, Utah, Washington and West Virginia, an Owner may revoke the Contract at any time within ten days (20 days in Idaho) after receipt of the Contract, and receive a refund as described under "B. Right to Revoke Individual Retirement Annuity," above.

In all other states, an Owner may return the Contract at any time within ten days (or the number of days required by state law if more than ten) after receipt of the Contract. The Company will pay to the Owner an amount equal to the sum of (1) the difference between the amount paid, including fees, and any amount allocated to the Variable Account, and (2) the Accumulated Value of amounts allocated to the Variable Account as of the date the request is received. If the Contract was purchased as an IRA, the IRA revocation right described above may be utilized in lieu of the special surrender right.

D. TRANSFER PRIVILEGE.

Prior to the Annuity Date, the Owner may transfer amounts among available accounts at any time upon written or telephone request to the Company. As discussed in "A. Payments," a properly completed authorization form must be on file before telephone requests will be honored. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.

Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Money Market Fund.

Currently, the Company makes no charge for transfers. The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Contract year, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers.

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) AND AUTOMATIC ACCOUNT REBALANCING OPTIONS. The Owner may elect automatic transfers of a predetermined dollar amount, not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from the Money Market Fund, the Government Bond Fund or the Fixed Account (the"source account") to one or more Underlying Funds. Automatic transfers may not be made into the Fixed Account, the Guarantee Period Accounts or, if applicable, the Fund being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Funds. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically, and the Owner must provide a new request to the Company.

The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as specified by the Owner, the Company will review the percentage allocations in the Funds and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate the option is received by the Company.

The Company reserves the right to limit the number of Funds that may be utilized for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected when the Contract is purchased or at a later date.

E. SURRENDER.

At any time prior to the Annuity Date, the Owner may surrender the Contract and receive an amount equal to the Surrender Value. The Owner must return the Contract and a signed, written request for surrender, satisfactory to the Company, to the Principal Office. The amount payable to the Owner upon surrender will be based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Principal Office.

Before the Annuity Date, a contingent deferred sales charge may be deducted when a Contract is surrendered if payments have been credited to the Contract during the last nine full Contract years. See "CHARGES AND DEDUCTIONS." The Contract fee will be deducted upon surrender of the Contract.

After the Annuity Date, only a Contract under which a commutable period certain option has been elected may be surrendered. The Surrender Amount is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No contingent deferred sales charge is imposed after the Annuity Date.

Any amount surrendered normally is payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has, by order, permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a separate account is not reasonably practicable.

The right is reserved by the Company to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted; see "Tax-Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from surrender, see "FEDERAL TAX CONSIDERATIONS."

F. WITHDRAWALS.

At any time prior to the Annuity Date, the Owner may withdraw a portion of the Accumulated Value of his or her Contract, subject to the limits stated below. The Owner must submit a signed, written request for withdrawal, satisfactory to the Company, to the Principal Office. The written request must indicate the dollar amount the Owner wishes to receive and the accounts from which such amount is to be withdrawn. The amount withdrawn equals the amount requested by the Owner plus any applicable contingent deferred sales charge, as described under "CHARGES AND DEDUCTIONS." In addition, amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under "GUARANTEE PERIOD ACCOUNTS."

Where allocations have been made to more than one account, a percentage of the withdrawal may be allocated to each such account. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn, computed as of the Valuation Date that the request is received at the Principal Office.

Each withdrawal must be in a minimum amount of $100. No withdrawal will be permitted if the Accumulated Value remaining under the Contract would be reduced to less than $1,000. Withdrawals will be paid in accordance with the time limitations described under "E. Surrender."

For important restrictions on withdrawals which are applicable to Owners who are participants under Section 403(b) plans or under the Texas ORP, see "Tax-Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from withdrawals, see "FEDERAL TAX CONSIDERATIONS."

SYSTEMATIC WITHDRAWALS. The Owner may elect an automatic schedule of withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a monthly, bi-monthly, quarterly, semi-annual or annual basis. Systematic withdrawals from Guarantee Period Accounts are not available. The minimum amount of each automatic withdrawal is $100, and will be subject to any applicable withdrawal charges. If elected at the time of purchase, the Owner must designate in writing the specific dollar amount of each withdrawal and the percentage of this amount which should be taken from each designated Sub-Account and/or the Fixed Account. Systematic withdrawals then will begin on the 16th day following the issue date. If elected after the issue date, the Owner may elect, by written request, a specific dollar amount and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account, or the Owner may elect to withdraw a specific percentage of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account. The first withdrawal will take place on the date the written request is received at the Principal Office or, if later, on a date specified by the Owner.

If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals will be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Principal Office.

LIFE EXPECTANCY DISTRIBUTIONS. Prior to the Annuity Date an Owner who also is the Annuitant may elect to make a series of systematic withdrawals from the Contract according to a life expectancy distribution ("LED") option by returning a properly signed LED request form to the Principal Office. The LED option permits the Owner to make systematic withdrawals from the Contract over his or her lifetime. The amount withdrawn from the Contract changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years.

If an Owner elects the LED option, in each calendar year a fraction of the Accumulated Value is withdrawn based on the Owner's then life expectancy. The numerator of the fraction is 1 (one), and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual distributions, and may terminate the LED option at any time. The Owner also may elect to receive distributions under an LED option which is determined on the joint life expectancy of the Owner and a beneficiary. The Company also may offer other systematic withdrawal options.

If an Owner makes withdrawals under the LED option prior to age 59 1/2, the withdrawals may be treated by the Internal Revenue Service ("IRS") as premature distributions from the Contract. The payments then would be taxed on an "income first" basis and be subject to a 10% federal tax penalty. For more information, see "FEDERAL TAX CONSIDERATIONS," "B. Taxation of the Contracts in General."

G. DEATH BENEFIT.

In the event that the Annuitant, Owner or Joint Owner, if applicable, dies while the Contract is in force, the Company will pay the beneficiary a death benefit, except where the Contract is continued as provided in "H. The Spouse of the Owner as Beneficiary." The amount of the death benefit and the time requirements for receipt of payment may vary depending upon whether the Annuitant or an Owner dies first, and whether death occurs prior to or after the Annuity Date.


DEATH OF THE ANNUITANT PRIOR TO THE ANNUITY DATE. At the death of the Annuitant (including an Owner who is also the Annuitant), the benefit is equal to the greatest of (1) the Accumulated Value under the Contract increased for any positive Market Value Adjustment; (2) gross payments compounded daily at 5% per year starting on the date each payment is applied, reduced proportionately to reflect withdrawals (for each withdrawal, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal multiplied by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal); or (3) the highest Accumulated Value that would have been payable as a death benefit on any Contract anniversary, increased for subsequent payments received since that date and reduced proportionately to reflect withdrawals after that date.

DEATH OF AN OWNER WHO IS NOT ALSO THE ANNUITANT PRIOR TO THE ANNUITY DATE. If an Owner who is not also the Annuitant dies before the Annuity Date, the death benefit will be the Accumulated Value increased by any positive Market Value Adjustment. The death benefit never will be reduced by a negative Market Value Adjustment.

PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE. The death benefit generally will be paid to the beneficiary in one sum within seven business days of the receipt of due proof of death at the Principal Office unless the Owner has specified a death benefit annuity option. Instead of payment in one sum, the beneficiary may, by written request, elect to:

  (1) defer distribution of the death benefit for a period no more than five years from the date of death; or

  (2) receive a life annuity or an annuity for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning one year from the date of death.

If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Money Market Fund. The excess, if any, of the death benefit over the Accumulated Value also will be added to the Money Market Fund. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

With respect to the death benefit, the Accumulated Value under the Contract will be based on the unit values next computed after due proof of the death has been received.

DEATH OF THE ANNUITANT AFTER THE ANNUITY DATE. If the Annuitant's death occurs on or after the Annuity Date but before completion of all guaranteed annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay out the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death.

H. THE SPOUSE OF THE OWNER AS BENEFICIARY.

The Owner's spouse, if named as the sole beneficiary, may by written request continue the Contract in lieu of receiving the amount payable upon death of the Owner. Upon such election, the spouse will become the Owner and Annuitant subject to the following: (1) any value in the Guarantee Period Accounts will be transferred to the Money Market Fund; (2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be added to the Money Market Fund. This value never will be subject to a surrender charge when withdrawn. Additional payments may be made; however, a surrender charge will apply to these amounts if they have not been invested in the Contract for more than nine years. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Contract upon such new Owner's death.

I. ASSIGNMENT.

The Contract, other than those sold in connection with certain qualified plans, may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive. The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.

For important tax liability which may result from assignments, see "FEDERAL TAX CONSIDERATIONS."

J. ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE.

The Annuity Date is selected by the Owner. To the extent permitted in your state, the Annuity Date may be the first day of any month (1) before the Annuitant's 85th birthday, if the Annuitant's age on the issue date of the Contract is 75 or under, or (2) within ten years from the issue date of the Contract and before the Annuitant's 90th birthday, if the Annuitant's age on the issue date is between 76 and 90. The Owner may elect to change the Annuity Date by sending a request to the Principal Office at least one month before the new Annuity date. The new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday, and must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. The Internal Revenue Code (the "Code") and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. See "FEDERAL TAX CONSIDERATIONS" for further information.

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Annuity benefit payments are determined according to the annuity tables in the Contract, by the annuity option selected, and by the investment performance of the accounts selected.

To the extent a fixed annuity payout is selected, Accumulated Value will be transferred to the Fixed Account of the Company, and the annuity benefit payments will be fixed in amount. See APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

Under a variable annuity payout, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made monthly, quarterly, semi-annually or annually. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each annuity benefit payment will vary.

The annuity option selected must produce an initial payment of at least $50 (a lower amount may be required in some states). The Company reserves the right to increase this minimum amount. If the annuity options selected does not produce an initial payment which meet this minimum, a single payment may be made. Once the Company begins making annuity benefit payments, the Annuitant cannot make withdrawals or surrender the annuity benefit, except where the Annuitant has elected a commutable period certain option. Beneficiaries entitled to receive remaining payments under either a commutable or non-commutable "period certain" option may elect instead to receive a lump sum settlement. See "K. Description of Variable Annuity Options."

If the Owner does not elect otherwise, a variable life annuity with periodic payments for ten years guaranteed will be purchased. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

K. DESCRIPTION OF VARIABLE ANNUITY OPTIONS.

The Company provides the variable annuity options described below. Currently, variable annuity options may be funded through the Sub-Accounts investing in the Select Growth and Income Fund, the Equity Index Fund, the Growth Fund and the Money Market Fund.

The Company also provides these same options funded through the Fixed Account (fixed annuity payout). Regardless of how payments were allocated during the accumulation period, any of the variable payout options or the fixed payout options may be selected, or any of the variable options may be selected in combination with any of the fixed options. Other annuity options may be offered by the Company. IRS regulations may not permit certain of the available annuity options when used in connection with certain qualified Contracts.

VARIABLE LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR TEN YEARS. This variable annuity is payable periodically during the lifetime of the payee with the guarantee that if the payee should die before all payments have been made, the remaining annuity benefit payments will continue to the beneficiary.

VARIABLE LIFE ANNUITY PAYABLE PERIODICALLY DURING LIFETIME OF THE ANNUITANT ONLY. It would be possible under this option for the Annuitant to receive only one annuity benefit payment if the Annuitant dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if the Annuitant dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the lifetime of the Annuitant, no matter how long he or she lives.

UNIT REFUND VARIABLE LIFE ANNUITY. This is an annuity payable periodically during the lifetime of the payee with the guarantee that if (1) exceeds (2), then periodic variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in (1).

  Where: (1) is the dollar amount of the Accumulated Value divided by the dollar amount of the first payment, and

         (2) is the number of payments paid prior to the death of the payee.

JOINT AND SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to two payees during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant or the beneficiary in the Contract. There is no minimum number of payments under this option.

JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to two payees during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant in the Contract or the beneficiary. There is no minimum number of payments under this option.

PERIOD CERTAIN VARIABLE ANNUITY. This variable annuity has periodic payments for a stipulated number of years ranging from one to 30, and may be commutable or non-commutable. A commutable option provides the Annuitant with the right to request a lump sum payment of any remaining balance after annuity payments have commenced. Under a non-commutable period certain option, the Annuitant may not request a lump sum payment. See "ANNUITY BENEFIT PAYMENT" in the SAI.

It should be noted that the period certain option does not involve a life contingency. In the computation of the payments under this option, the charge for annuity rate guarantees, which includes a factor for mortality risks, is made. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under a period certain option to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to election of the option made prior to the date of any change in this practice.

L. ANNUITY BENEFIT PAYMENTS.

THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the Annuitant's monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the product of (1) the net investment factor of the Sub-Account for the current Valuation Period, and (2) a factor to adjust benefits to neutralize the assumed interest rate. The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Contract.

DETERMINATION OF THE FIRST AND SUBSEQUENT ANNUITY BENEFIT PAYMENTS. The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. Variable annuity benefit payments are due on the first of a month, which is the date the payment is to be received by the Annuitant, and currently are based on unit values as of the 15th day of the preceding month.

The Contract provides annuity rates which determine the dollar amount of the first periodic payment under each form of annuity for each $1,000 of applied value. For life contingency options and non-commutable period certain options of ten or more years, the annuity value is the Accumulated Value less any premium taxes and adjusted for any Market Value Adjustment. For commutable period certain options or any period certain option less than ten years, the value is the Surrender Value less any premium tax. For a death benefit annuity, the annuity value will be the amount of the death benefit. The annuity rates in the Contract are based on a modification of the 1983(a) Individual Mortality Table on rates.

The amount of the first monthly payment depends upon the form of annuity selected, the sex (however, see "M. NORRIS Decision") and age of the Annuitant and the value of the amount applied under the annuity option. The variable annuity options offered by the Company are based on a 3.5% assumed interest rate. Variable payments are affected by the assumed interest rate used in calculating the annuity option rates. Variable annuity benefit payments will increase over periods when the actual net investment result of the Sub-Accounts funding the annuity exceeds the equivalent of the assumed interest rate for the period. Variable annuity benefit payments will decrease over periods when the actual net investment result of the respective Sub-Account is less than the equivalent of the assumed interest rate for the period.

The dollar amount of the first periodic annuity benefit payment under life annuity options and non-commutable period certain options of ten years or more is determined by multiplying (1) the Accumulated Value applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value. For commutable period certain options and any period certain option of less than ten years, the Surrender Value less premium taxes, if any, is used rather than the Accumulated Value. The dollar amount of the first variable annuity benefit payment is then divided by the value of an Annuity Unit of the selected Sub-Accounts to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option. For each subsequent payment, the dollar amount of the variable annuity benefit payment is determined by multiplying this fixed number of Annuity Units by the value of an Annuity Unit on the applicable Valuation Date. After the first benefit payment, the dollar amount of each periodic variable annuity benefit payment will vary with subsequent variations in the value of the Annuity Unit of the selected Sub-Accounts. The dollar amount of each fixed amount annuity benefit payment is fixed and will not change, except under the joint and two-thirds survivor annuity option.

From time to time, the Company may offer Owners both fixed and variable annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class.

For an illustration of a variable annuity benefit payment calculation using a hypothetical example, see "ANNUITY BENEFIT PAYMENTS" in the SAI.

M. NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil

Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on the greater of (1) the Company's unisex non-guaranteed current annuity option rates, or (2) the guaranteed unisex rates described in such Contract, regardless of whether the Annuitant is male or female.

N. COMPUTATION OF VALUES.

THE ACCUMULATION UNIT. Each net payment is allocated to the accounts selected by the Owner. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the net payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Underlying Funds. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to the Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company.

The Accumulated Value under the Contract is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the Fixed Account and Guarantee Period Accounts, if any.

NET INVESTMENT FACTOR. The Net Investment Factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result from dividing (1) by (2) and subtracting (3) and (4) where:

(1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

(2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

(3) is a charge for mortality and expense risks equal to 1.25% on an annual basis of the daily value of the Sub-Account's assets; and

(4) is an administrative charge of 0.20% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

For an illustration of an Accumulation Unit calculation using a hypothetical example see the SAI.

                             CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the prospectuses and SAIs of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF.

A. VARIABLE ACCOUNT DEDUCTIONS.

MORTALITY AND EXPENSE RISK CHARGE. The Company makes a charge of 1.25% on an annual basis of the daily value of each Sub-Account's assets to cover the mortality and expense risk which the Company assumes in relation to the variable portion of the Contract. The charge is imposed during both the accumulation phase and the annuity phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be .80% for mortality risk and .45% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily charge at an annual rate of 0.20% of the average daily net assets of the Sub-Account. The charge is imposed during both the accumulation phase and the annuity phase. The daily administrative expense charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.

Deductions for the Contract fee (see B. below) and for the administrative expense charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES. Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The prospectus and SAI for the Fund contains additional information concerning expenses of the Underlying Funds.

B. CONTRACT FEE.

A $30 Contract fee currently is deducted on the Contract anniversary date and upon full surrender of the Contract when the Accumulated Value is less than $50,000. The Contract fee is waived for Contracts issued to and maintained by the trustee of a 401(k) plan. Where Contract value has been allocated to more than one account, a percentage of the total Contract fee will be deducted from the value in each account. The portion of the charge deducted from each account will be equal to the percentage which the value in that account bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that account.

Where permitted by law, the Contract fee also may be waived for Contracts where, on the date of issue, either the Owner or the Annuitant is within the class of "eligible persons" as defined under the "Reduction and Elimination of Surrender Charge" provision below.

C. PREMIUM TAXES.

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

  1. if the premium tax was paid by the Company when payments were received, the premium tax charge is deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for these Contracts at the time the payments are received); or

  2.  the premium tax charge is deducted when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law.

If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract value at the time such determination is made.

D. CONTINGENT DEFERRED SALES CHARGE.

No charge for sales expense is deducted from payments at the time the payments are made. A contingent deferred sales charge, however, is deducted from the Accumulated Value in the case of surrender and/or a withdrawal or at the time annuity benefit payments begin, within certain time limits described below.

For purposes of determining the contingent deferred sales charge, the Accumulated Value is divided into three categories: (1) New Payments -- payments received by the Company during the nine years preceding the date of the surrender; (2) Old Payments -- accumulated payments not defined as New Payments; and (3) Earnings -- the amount of Contract value in excess of all payments that have not been withdrawn previously. For purposes of determining the amount of any contingent deferred sales charge, surrenders will be deemed to be taken first from accumulated earnings, then from the remaining withdrawal without surrender charge amount, if greater than earnings; then from Old Payments, and then from New Payments. Earnings and any excess withdrawal without surrender charge amount, if applicable, followed by Old Payments may be withdrawn from the Contract at any time without the imposition of a contingent deferred sales charge. If a withdrawal is attributable all or in part to New Payments, a contingent deferred sales charge may apply.

CHARGES FOR SURRENDER AND WITHDRAWAL. If the Contract is surrendered, or if New Payments are withdrawn while the Contract is in force and before the Annuity Date, a contingent deferred sales charge may be imposed. The amount of the charge will depend upon the number of years that the New Payments, if any, to which the withdrawal is attributed have remained credited under the Contract. For the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the earliest New Payment and then from the next earliest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See "FEDERAL TAX CONSIDERATIONS" for a discussion of how withdrawals are treated for income tax purposes.)

The contingent deferred sales charges are as follows:

 YEARS FROM      CHARGE AS PERCENTAGE OF
   DATE OF                 NEW
   PAYMENT         PAYMENTS WITHDRAWN
-------------  ---------------------------
 less than 2               8%
      3                    7%
      4                    6%
      5                    5%
      6                    4%
      7                    3%
      8                    2%
      9                    1%
 Thereafter                0%

The amount withdrawn equals the amount requested by the Owner plus the contingent deferred sales charge, if any. The charge is applied as a percentage of the New Payments withdrawn, but in no event will the total contingent deferred sales charge exceed a maximum limit of 8.0% of total gross New Payments. Such total charge equals the aggregate of all applicable contingent deferred sales charges for surrender, withdrawals and annuitization.

REDUCTION OR ELIMINATION OF SURRENDER CHARGE. Where permitted by state law, the Company will waive the contingent deferred sales charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is: (1) admitted to a medical care facility after the issue date of the Contract and remains confined there until the later of one year after the issue date or 90 consecutive days; (2) first diagnosed by a licensed physician as having a fatal illness after the issue date of the Contract; or (3) physically disabled after the issue date of the Contract and before attaining age 65. The Company may require proof of such disability and continuing disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits and reserves the right to obtain an examination by a licensed physician of its choice and at its expense.

For purposes of the above provision, "medical care facility" means any state-licensed facility or, in a state that does not require licensing, a facility that is operating pursuant to state law, providing medically necessary inpatient care which is prescribed by a licensed "physician" in writing and based on physical limitations which prohibit daily living in a non-institutional setting; "fatal illness" means a condition diagnosed by a licensed physician which is expected to result in death within two years of the diagnosis; and "physician" means a person other than the Owner, Annuitant or a member of one of their families who is state licensed to give medical care or treatment and is acting within the scope of that license.

Where contingent deferred sales charges have been waived under any one of three situations discussed above, no additional payments under the Contract will be accepted unless required by state law.


In addition, from time to time the Company may allow a reduction in or elimination of the contingent deferred sales charges, the period during which the charges apply, or both, and/or credit additional amounts on Contracts, when Contracts are sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following:
(1) the size and type of group or class, and the persistency expected from that group or class; (2) the total amount of payments to be received, and the manner in which payments are remitted; (3) the purpose for which the Contracts are being purchased, and whether that purpose makes it likely that costs and expenses will be reduced; (4) other transactions where sales expenses are likely to be reduced; or (5) the level of commissions paid to registered representatives, selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer the Contract in connection with financial planning services offered on a fee-for-service basis). The Company also may reduce or waive the contingent deferred sales charge, and/or credit additional amounts on contracts, where either the Owner or the Annuitant on the date of issue is within the following classes of individuals ("eligible persons"): (1) any employee of the Company located at its home office or at off-site locations if such employees are on the Company's home office payroll; (2) any director of the Company; (3) any retiree who elected to retire on his/her retirement date; (4) the immediate family members of those persons identified in (1) through (3) above residing in the same household; and (5) any beneficiary who receives a death benefit under a deceased employees or retiree's progress sharing plan. For purposes of the above class of individuals, "the Company" includes affiliates and subsidiaries; "immediate family members" means children, siblings, parents and grandparents; "retirement date" means an employee's early, normal or late retirement date as defined in the Company's pension plan or any successor plan, and "progress sharing" means the First Allmerica Financial Life Insurance Company Employee's Matched Savings Plan or any successor plan.

Finally, contingent deferred sales charges will be waived under a Section 403(b) Contract where the amount withdrawn is being contributed to a life insurance policy issued by the Company as part of the individual's Section 403(b) plan.

Any reduction or elimination in the amount or duration of the contingent deferred sales charge will not discriminate unfairly among purchasers of the Contract. The Company will not make any changes to this charge where prohibited by law.

Pursuant to Section 11 of the 1940 Act and Rule 11a-2 thereunder, the contingent deferred sales charge is modified to effect certain exchanges of existing annuity contracts issued by the Company for the Contract. See "EXCHANGE OFFER" in the SAI.

WITHDRAWAL WITHOUT SURRENDER CHARGE. In each calendar year, the Company will waive the contingent deferred sales charge, if any, on an amount ("Withdrawal Without Surrender Charge") equal to the greatest of (1), (2) or (3):

Where (1) is: 100% of Cumulative Earnings (calculated as the Accumulated Value as of the Valuation Date the Company receives the withdrawal request, or the following day, reduced by total gross payments not previously withdrawn);

Where (2) is: 10% of the Accumulated Value as of the Valuation Date the Company
              receives the withdrawal request, or the following day, reduced by the total amount of any prior withdrawals made in the same calendar year to which no contingent deferred sales charge was applied; and

Where (3) is: The amount calculated under the Company's life expectancy distribution option (see "Life Expectancy Distributions") whether or not the withdrawal was part of such distribution (applies only if Annuitant is also an Owner).

For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Withdrawal Without Surrender Charge of $1,530 which is equal to the greatest of:

(1) Cumulative Earnings ($1,000);

(2) 10% of Accumulated Value ($1,500); or

(3) LED of 10.2% of Accumulated Value ($1,530).

The Withdrawal Without Surrender Charge first will be deducted from Cumulative Earnings. If the Withdrawal Without Surrender Charge exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously withdrawn on a last-in first-out ("LIFO") basis. If more than one withdrawal is made during the year, on each subsequent withdrawal the Company will waive the contingent deferred sales charge, if any, until the entire Withdrawal Without Surrender Charge has been withdrawn. Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment.

SURRENDERS. In the case of a complete surrender, the amount received by the Owner is equal to the entire Accumulated Value under the Contract, net of the applicable contingent deferred sales charge on New

Payments, the Contract fee and any applicable tax withholding, and adjusted for any applicable Market Value Adjustment. Subject to the same rules applicable to withdrawals, the Company will not assess a contingent deferred sales charge on an amount equal to the greater of the Withdrawal Without Surrender Charge Amount, described above.

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the Accumulated Value under the Contract to other contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable contingent deferred sales charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the Valuation Date on which a written, signed request is received at the Principal Office.


For further information on surrender and withdrawal, including minimum limits on amount withdrawn and amount remaining under the Contract in the case of withdrawal, and important tax considerations, see "E. Surrender" and "F. Withdrawals" under "DESCRIPTION OF THE CONTRACT," and see "FEDERAL TAX CONSIDERATIONS"


CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN. If any commutable period certain option or a non-commutable period certain option for less than ten years is chosen, a contingent deferred sales charge will be deducted from the Accumulated Value of the Contract if the Annuity Date occurs at any time when the surrender charge would still apply had the Contract been surrendered on the Annuity Date.

No contingent deferred sales charge is imposed at the time of annuitization in any Contract year under an option involving a life contingency or for any non-commutable period certain option for ten years or more. A Market Value Adjustment, however, may apply. See "GUARANTEE PERIOD ACCOUNTS." If the Owner of a fixed annuity contract issued by the Company wishes to elect a variable annuity option, the Company may permit such Owner to exchange, at the time of annuitization, the fixed contract for a Contract offered in this Prospectus. The proceeds of the fixed contract, minus any contingent deferred sales charge applicable under the fixed contract if a period certain option is chosen, will be applied towards the variable annuity option desired by the Owner. The number of Annuity Units under the option will be calculated using the Annuity Unit values as of the 15th of the month preceding the Annuity Date.

E. TRANSFER CHARGE.

The Company currently makes no charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract year will be free of transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year. For more information, see "D. Transfer Privilege."

                           GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the Securities Act of 1933 (the "1933 Act") or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of the Contract or any fixed benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in the Prospectus.

INVESTMENT OPTIONS. In most jurisdictions, Guarantee Periods ranging from two through ten years may be available. Each Guarantee Period established for the Owner is accounted for separately in a non-unitized segregated account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions. Once an interest rate is in effect for a Guarantee Period Account, however, the Company may not change it during the duration of the Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%.

To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when a Contract initially was issued and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period.

Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date. Transfers from a Guarantee Period Account on any date other than on the day following the expiration of that Guarantee Period will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Money Market Fund. The Owner may allocate amounts to any of the Guarantee Periods available.

At least 45 days, but not more than 75 days, prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company without a Market Value Adjustment. If reallocation instructions are not received at the Principal Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration unless
(1) less than $1,000 would remain in the Guarantee Period Account on the expiration date, or (2) the Guarantee Period would extend beyond the Annuity Date or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Money Market Fund. Where amounts have been renewed automatically in a new Guarantee Period, it is the Company's current practice to give the Owner an additional 30 days to transfer out of the Guarantee Period Account without application of a Market Value Adjustment. This practice may be discontinued or changed at the Company's discretion.

MARKET VALUE ADJUSTMENT. No Market Value Adjustment will be applied to transfers, withdrawals, or a surrender from a Guarantee Period Account on the expiration of its Guarantee Period. In addition, no negative Market Value Adjustment will be applied to a death benefit although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated Value. See "G. Death Benefit." All other transfers, withdrawals, or a surrender prior to the end of a Guarantee Period will be subject to a Market Value Adjustment, which may increase or decrease the account value. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account before deduction of any Surrender Charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:

                             [(1+i)/(1+j)](n/365)-1

where: i is the Guaranteed Interest Rate expressed as a decimal (for example 3% = 0.03) being credited to the current Guarantee Period;

        j is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

        n is the number of days remaining from the Effective Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, the value of a Guarantee Period Account will increase after the Market Value Adjustment is applied if the then current market rates are lower than the rate being credited to the Guarantee Period Account. Similarly, the value of a Guarantee Period Account will decrease after the Market Value Adjustment is applied if the then current market rates are higher than the rate being credited to the Guarantee Period Account. The Market Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value is also affected by the minimum guaranteed rate of 3% such that the amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, see APPENDIX B.

WITHDRAWALS. Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "E. Surrender" and "F. Withdrawals." In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, including Withdrawals Without Surrender Charge, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.

In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted or added to the amount remaining in the Guarantee Period Account. If the entire amount in a Guarantee Period Account is requested, the adjustment will be made to the amount payable. If a contingent deferred sales charge applies to the withdrawal, it will be calculated as set forth under "D. Contingent Deferred Sales Charge" after application of the Market Value Adjustment.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of the Contract, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the Owner, Annuitant, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. In addition, this discussion does not address state or local tax consequences that may be associated with the Contract.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS RECEIVED UNDER VARIABLE ANNUITY CONTRACTS IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS, AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

The Company intends to make a charge for any effect which the income, assets, or existence of the Contract, the Variable Account or the Sub-Accounts may have upon its tax. The Variable Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Variable Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account were a separate taxable entity.

The Variable Account is considered a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates.

The IRS has issued regulations relating to the diversification requirements for variable annuity and variable life insurance contracts under Section 817(h) of the Code. The regulations provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of its assets is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. If the investments are not adequately diversified, the income on the Contract, for any taxable year of the Owner, would be treated as ordinary income received or accrued by the Owner. It is anticipated that the Funds of the Trust, the Portfolios of Fidelity VIP and VIP II, the Portfolio of T. Rowe Price and the Series of DGPF will comply with the current diversification requirements. In the event that future IRS regulations and/or rulings would require Contract modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

A. QUALIFIED AND NON-QUALIFIED CONTRACTS.

From a federal tax viewpoint there are two types of variable annuity contracts:
"qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a retirement plan which meets the requirements of Sections 401, 403, or 408 of the Code, while a non-qualified contract is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary, depending on whether they are made from a qualified contract or a non-qualified contract. For more information on the tax provisions applicable to qualified contracts, see Section D below.

B. TAXATION OF THE CONTRACTS IN GENERAL.

The Company believes that the Contract described in this Prospectus will, with certain exceptions (see "Non-Natural Owner" below), be considered an annuity contract under Section 72 of the Code. This section governs the taxation of annuities. The following discussion concerns annuities subject to Section 72.

WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, any increase in the Contract's Accumulated Value is not taxable to the Owner until it is withdrawn from the Contract. If the Contract is surrendered or amounts are withdrawn prior to the Annuity Date, any withdrawal of investment gain in value over the cost basis of the Contract will be taxed as ordinary income. Under the current provisions of the Code, amounts received under an annuity contract prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first attributable to any investment gains credited to the contract over the taxpayer's "investment in the contract." Such amounts will be treated as gross income subject to federal income taxation. "Investment in the contract" is the total of all payments to the contract which were not excluded from the Owner's gross income less any amounts previously withdrawn which were not included in income. Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity contracts issued by the same insurance company to the same owner during a single calendar year be treated as one contract in determining taxable distributions.

ANNUITY PAYOUTS AFTER ANNUITIZATION. When annuity benefit payments are commenced under the Contract, generally a portion of each payment may be excluded from gross income. The excludable portion generally is determined by a formula that establishes the ratio that the investment in the Contract bears to the expected return under the Contract. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all the investment in the Contract is recovered, the entire payment is taxable. If the Annuitant dies before the investment in the Contract is recovered, a deduction for the difference is allowed on the Annuitant's final tax return.

PENALTY ON DISTRIBUTION. A 10% penalty tax may be imposed on the withdrawal of investment gains if the withdrawal is made prior to age 59 1/2. The penalty tax will not be imposed on withdrawals taken on or after age 59 1/2, or if the withdrawal follows the death of the Owner (or, if the Owner is not an individual, the death of the primary Annuitant, as defined in the Code) or, in the case of the Owner's "total disability" (as defined in the Code). Furthermore, under Section 72 of the Code, this penalty tax will not be imposed, irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee. This requirement is met when the Owner elects to have distributions made over the Owner's life expectancy, or over the joint life expectancy of the Owner and beneficiary. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Any modification, other than by reason of death or disability, of distributions which are part of a series of substantially equal periodic payments that occurs before the Owner's age 59 1/2 or five years, will subject the Owner to the 10% penalty tax on the prior distributions. In addition to the exceptions above, the penalty tax will not apply to withdrawals from a qualified Contract made to an employee who has terminated employment after reaching age 55.

In a Private Letter Ruling, the IRS took the position that where distributions from a variable annuity contract were determined by amortizing the accumulated value of the contract over the taxpayer's remaining life expectancy (such as under the Contract's LED option), and the option could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the Code. The distributions, therefore, were subject to the 10% federal penalty tax. This Private Letter Ruling may be applicable to an Owner who receives distributions under the LED option prior to age 59 1/2. Subsequent Private Letter Rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.

ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Contract to another individual as a gift prior to the Annuity Date, the Code provides that the Owner will incur taxable income at the time of the transfer. An exception is provided for certain transfers between spouses. The amount of taxable income upon such taxable transfer is equal to any investment gain in value over the Owner's cost basis at the time of the transfer. The transfer also is subject to federal gift tax provisions. Where the Owner and Annuitant are different persons, the change of ownership of the Contract to the Annuitant on the Annuity Date, as required under the Contract, is a gift and will be taxable to the Owner as such; however, the Owner will not incur taxable income. Instead, the Annuitant will incur taxable income upon receipt of annuity benefit payments as discussed above.

NON-NATURAL OWNERS. As a general rule, deferred annuity contracts owned by "non-natural persons" (e.g., a corporation) are not treated as annuity contracts for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity contracts purchased with a single payment when the annuity date is no later than a year from the issue date or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity contract under a non-qualified deferred compensation plan.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity contracts. Contributions and investment earnings are not taxable to employees until distributed; however, with respect to payments made after February 28, 1986, a Contract owned by a state or local government or a tax-exempt organization will not be treated as an annuity under
Section 72 as well. In addition, plan assets are treated as property of the employer, and are subject to the claims of the employer's general creditors.

C. TAX WITHHOLDING.

The Code requires withholding with respect to payments or distributions from non-qualified contracts and IRAs, unless a taxpayer elects not to have withholding. A 20% withholding requirement applies to distributions from most other qualified contracts. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

The tax treatment of certain withdrawals or surrenders of the non-qualified Contracts offered by this Prospectus will vary according to whether the amount withdrawn or surrendered is allocable to an investment in the Contract made before or after certain dates.

D. PROVISIONS APPLICABLE TO QUALIFIED EMPLOYER PLANS.

The tax rules applicable to qualified retirement plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity contract used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Contract. Before purchasing any annuity contract for use in funding a qualified plan, more specific information should be obtained.

Qualified Contracts may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to Owners of non-qualified Contracts. Individuals purchasing a qualified Contract should carefully review any such changes or limitations which may include restrictions to ownership, transferability, assignability, contributions, and distributions.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish similar plans for themselves and their employees. Employers intending to use qualified Contracts in connection with such plans should seek competent advice as to the suitability of the Contracts to their specific needs and as to applicable Code limitations and tax consequences.

The Company can provide prototype plans for certain pension or profit sharing plans for review by the plan's legal counsel. For information, ask your financial representative.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Contract will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract as described in this Prospectus. See "B. Right to Revoke Individual Retirement Annuity."

Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) or SIMPLE IRA plans for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs and may be deductible to the employer.


TAX-SHELTERED ANNUITIES ("TSAS"). Under the provisions of Section 403(b) of the Code, payments made to contracts purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax-exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA contracts should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the contracts.


Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA contract after December 31, 1988, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA contract issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.

                                    REPORTS

An Owner is sent a report semi-annually which states certain financial information about the Underlying Funds. The Company also will furnish an annual report to the Owner containing a statement of his or her account, including Accumulation Unit values and other information as required by applicable law, rules and regulations.

                        LOANS (QUALIFIED CONTRACTS ONLY)


Loans are available to Owners of TSA Contracts (i.e., contracts issued under Section 403(b) of the Code) and to Contracts issued to plans qualified under Sections 401(a) and 401(k) of the Code. Loans are subject to provisions of the Code and to applicable qualified retirement plan rules. Tax advisors and plan fiduciaries should be consulted prior to exercising loan privileges.


Loaned amounts will be withdrawn first from Sub-Account and Fixed Account values on a pro-rata basis until exhausted. Thereafter, any additional amounts will be withdrawn from the Guarantee Period Accounts (pro rata by duration and LIFO within each duration), subject to any applicable Market Value Adjustments. The maximum loan amount will be determined under the Company's maximum loan formula. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract and the amount borrowed will be transferred to a loan asset account within the Company's General Account, where it will accrue interest at a specified rate below the then-current loan rate. Generally, loans must be repaid within five years or less, and repayments must be made quarterly and in substantially equal amounts. Repayments will be allocated pro rata in accordance with the most recent payment allocation, except that any allocations to a Guarantee Period Account will be allocated instead to the Money Market Fund.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Funds no longer are available for investment or if, in the Company's judgment, further investment in any Underlying Fund should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may withdraw the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to the Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by an Owner.

The Company also reserves the right to establish additional sub-accounts of the Variable Account, each of which would invest in shares corresponding to a new underlying fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new sub-accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new sub-accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Funds also are issued to separate accounts of the Company and its affiliates which issue variable life contracts ("mixed funding"). Shares of the Funds also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although neither the Company nor any of the underlying investment companies currently foresee any such disadvantages to either variable life owners or variable annuity owners, the Company and the respective trustees intend to monitor events in order to identify any material conflicts between such owners, and to determine what action, if any, should be taken in response thereto. If the trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes is made, the Company may endorse the Contracts to reflect the substitution or change, and will notify Owners of all such changes. If the Company deems it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Variable Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

The Company reserves the right, subject to compliance with applicable law, to:
(1) transfer assets from the Variable Account or any of its Sub-Accounts to another of the Company's separate accounts or sub-accounts having assets of the same class; (2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law; (3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act; (4) to substitute the shares of any other registered investment company for the Underlying Fund shares held by a Sub-Account, in the event that Underlying Fund shares are unavailable for investment, or if the Company determines that further investment in such Underlying Fund shares is inappropriate in view of the purpose of the Sub-Account; (5) to change the methodology for determining the net investment factor; and (6) to change the names of the Variable Account or of the Sub-Accounts. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act.

                   CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation.

                                 VOTING RIGHTS

The Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Fund, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to Contract in the same proportion. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Fund. During the accumulation period, the number of Underlying Fund shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Underlying Fund share. During the annuity period, the number of Underlying Fund shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's Variable Annuity by the net asset value of one Underlying Fund share. Ordinarily, the Annuitant's voting interest in the Underlying Fund will decrease as the reserve for the Variable Annuity is depleted.

                                  DISTRIBUTION

The Contracts offered by this Prospectus may be purchased from representatives of Allmerica Investments, Inc., a registered broker-dealer under the Securities and Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"). Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, is also the principal underwriter and distributor and is an indirect wholly owned subsidiary of First Allmerica. The Contract also may be purchased from certain independent broker-dealers which are NASD members.

The Company pays commissions, not to exceed 5.0% of payments, to registered representatives of Allmerica Investments, Inc. Alternative commission schedules are available with lower initial commission amounts based on payments, plus ongoing annual compensation of up to 1% of Contract value. Managers who supervise the agents will receive overriding commissions ranging up to no more than 2% of payments.

The Company intends to recoup commissions and other sales expenses through a combination of anticipated contingent deferred sales charges and profits from the Company's General Account. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. Any contingent deferred sales charges assessed on the Contract will be retained by the Company except for amounts it may pay to Allmerica Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor. Owners may direct any inquiries to their financial representative or to Annuity Client Services, Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, MA 01653, Telephone 1-800-533-7881.

                                    SERVICES


The Company receives fees from the investment advisers or other service providers of certain Underlying Funds in return for providing certain services to Owners. Currently, the Company receives service fees with respect to the Fidelity VIP Overseas Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio, and Fidelity VIP II Asset Manager Portfolio, at an annual rate of 0.10% of the aggregate net asset value, respectively, of the shares of such Underlying Funds held by the Variable Account. With respect to the T. Rowe Price International Stock Portfolio, the Company receives service fees an an annual rate of 0.15% per annum of the aggregate net asset value of shares held by the Variable Account. The Company may in the future render services for which it will receive compensation from the investment advisers or other service providers of other Underlying Funds.


                                 LEGAL MATTERS

There are no legal proceedings pending to which the Variable Account is a party.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account are not generally subject to regulation under the provisions of the Securities Act of 1933 or the Investment Company Act of 1940. Disclosures regarding the fixed portion of the annuity contract and the Fixed Account may be subject to the provisions of the Securities Act of 1933 concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX A have not been reviewed by the Securities and Exchange Commission.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Under the Contracts, the minimum interest which may be credited on amounts allocated to the Fixed Account is 3% compounded annually. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If a Contract is surrendered, or if an amount in excess of the Withdrawal Without Surrender Charge is withdrawn while the Contract is in force and before the Annuity Date, a contingent deferred sales charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Contract for at least nine full Contract years.

In Massachusetts, payments and transfers to the Fixed Account are subject to the following restrictions:

           If a Contract is issued prior to the Annuitant's 60th birthday, allocations to the Fixed Account will be permitted until the Annuitant's 61st birthday. On and after the Annuitant's 61st birthday, no additional Fixed Account allocations will be accepted. If the Contract is issued on or after the Annuitant's 60th birthday up through and including the Annuitant's 81st birthday, Fixed Account allocations will be permitted during the first Contract year. On and after the first Contract anniversary, no additional allocations to the Fixed Account will be permitted. If the Contract is issued after the Annuitant's 81st birthday, no payments to the Fixed Account will be permitted at any time.

           If an allocation designated as a Fixed Account allocation is received at the Principal Office during a period when the Fixed Account is not available due to the limitations outlined above, the monies will be allocated to the Money Market Fund.

The Fixed Account is not available to Owners who purchase the Contract in the state of Oregon.

                                   APPENDIX B
               SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: SURRENDER CHARGES

FULL SURRENDER

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Withdrawal Without Surrender Charge Amount is equal to the greater of 10% of the current Accumulated Value or the accumulated earnings in the Contract. The table below presents examples of the surrender charge resulting from a full surrender, based on Hypothetical Accumulated Values.

           HYPOTHETICAL      WITHDRAWAL       SURRENDER
CONTRACT    ACCUMULATED   WITHOUT SURRENDER    CHARGE     SURRENDER
  YEAR         VALUE        CHARGE AMOUNT    PERCENTAGE     CHARGE
---------  -------------  -----------------  -----------  ----------
    1      $   54,000.00    $    5,400.00            8%   $ 3,888.00
    2          58,320.00         8,320.00            8%     4,000.00
    3          62,985.60        12,985.60            7%     3,500.00
    4          68,024.45        18,024.45            6%     3,000.00
    5          73,466.40        23,466.40            5%     2,500.00
    6          79,343.72        29,343.72            4%     2,000.00
    7          85,691.21        35,691.21            3%     1,500.00
    8          92,546.51        42,546.51            2%     1,000.00
    9          99,950.23        49,950.23            1%       500.00
   10         107,946.25        57,946.25            0%         0.00

WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume that the Withdrawal Without Surrender Charge Amount is equal to the greater of 10% of the current Accumulated Value or the accumulated earnings in the Contract and there are withdrawals as detailed below. The table below presents examples of the surrender charge resulting from withdrawals, based on Hypothetical Accumulated Value.

           HYPOTHETICAL                   WITHDRAWAL       SURRENDER
CONTRACT   ACCUMULATED                 WITHOUT SURRENDER    CHARGE      SURRENDER
  YEAR        VALUE      WITHDRAWALS     CHARGE AMOUNT    PERCENTAGE     CHARGE
---------  ------------  ------------  -----------------  -----------  -----------
    1      $  54,000.00  $       0.00    $    5,400.00            8%    $    0.00
    2         58,320.00          0.00         8,320.00            8%         0.00
    3         62,985.60          0.00        12,985.60            7%         0.00
    4         68,024.45     30,000.00        18,024.45            6%       718.53
    5         41,066.40     10,000.00         4,106.68            5%       294.67
    6         33,551.72      5,000.00         3,355.17            4%        65.79
    7         30,835.85     10,000.00         3,083.59            3%       207.49
    8         22,502.72     15,000.00         2,250.27            2%       254.99
    9          8,102.94          0.00           810.29            1%         0.00
   10          8,751.17          0.00         1,248.45            0%         0.00

PART 2: MARKET VALUE ADJUSTMENT

The market value factor is: [(1+i)/(1+j)](n/365)-1

The following examples assume:

  1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

  2.  The date of surrender is seven years (2555 days) from the expiration date.

  3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

  4. No transfers of withdrawals affecting this Guarantee Period Account have been made.

  5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10


The market value factor = [(1+i)/(1+j)](n/365)-1
                    = [(1+.08)/(1+.10)](2555/365)-1
                    = (.98182)7-1
                    = -.12054


The market value adjustment = the market value factor multiplied by the withdrawal = -.12054 X $62,985.60
            = -$7,592.11

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07


The market value factor = [(1+i)/(1+j)](n/365)-1
                    = [(1+.08)/(1+.07)](2555/365)-1
                    = (1.0093)7-1
                    = .06694


The market value adjustment = the market value factor multiplied by the withdrawal = .06694 X $62,985.60
            = $4,216.26

NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED)

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11


The market value factor = [(1+i)/(1+j)](n/365)-1
                    = [(1+.08)/(1+.11)](2555/365)-1
                    = (.97297)7-1
                    = -.17454


The market value adjustment = Minimum of the market value factor multiplied by the withdrawal or the negative of the excess interest earned over 3%

                     = Minimum (-.17454 X $62,985.60 or -$8,349.25)

                     = Minimum (-$10,993.51 or -$8,349.25)
                    = -$8,349.25

POSITIVE MARKET VALUE ADJUSTMENT (CAPPED)

Assume that on the date of surrender, the current rate (j) is 6.00% or 0.06


The market value factor = [(1+i)/(1+j)](n/365)-1
                    = [(1+.08)/(1+.06)](2555/365)-1
                    = (1.01887)7-1
                    = .13981


The market value adjustment = Minimum of the market value factor multiplied by the withdrawal or the excess interest earned over 3%

                     = Minimum of .13981 X $62,985.60 or $8,349.25)

                     = Minimum of $8,806.02 or $8,349.25)
                    = $8,349.25

                                   APPENDIX C
                               THE DEATH BENEFIT

PART 1 : DEATH OF THE ANNUITANT

DEATH BENEFIT ASSUMING NO WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Values.

           HYPOTHETICAL  HYPOTHETICAL
           ACCUMULATED   MARKET VALUE     DEATH         DEATH         DEATH      HYPOTHETICAL
  YEAR        VALUE       ADJUSTMENT   BENEFIT (1)   BENEFIT (2)   BENEFIT (3)   DEATH BENEFIT
   ---     ------------  ------------  ------------  ------------  ------------  -------------
    1      $  53,000.00   $     0.00   $  53,000.00  $  52,500.00  $  50,000.00   $ 53,000.00
    2         53,530.00       500.00      54,030.00     55,125.00     53,000.00     55,125.00
    3         58,883.00         0.00      58,883.00     57,881.25     55,125.00     58,883.00
    4         52,994.70       500.00      53,494.70     60,775.31     58,883.00     60,775.31
    5         58,294.17         0.00      58,294.17     63,814.08     60,775.31     63,814.08
    6         64,123.59       500.00      64,623.59     67,004.78     63,814.08     67,004.78
    7         70,535.95         0.00      70,535.95     70,355.02     67,004.78     70,535.95
    8         77,589.54       500.00      78,089.54     73,872.77     70,535.95     78,089.54
    9         85,348.49         0.00      85,348.49     77,566.41     78,089.54     85,348.49
    10        93,883.34         0.00      93,883.34     81,444.73     85,348.49     93,883.34

Death Benefit (1) is the Accumulated Value increased by any positive Market Value Adjustment. Death Benefit (2) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield reduced proportionately to reflect withdrawals. Death Benefit (3) is the death benefit that would have payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (1),
(2), or (3).

DEATH BENEFIT ASSUMING WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are withdrawals as detailed in the table below and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Values.

           HYPOTHETICAL                HYPOTHETICAL
           ACCUMULATED                 MARKET VALUE     DEATH         DEATH         DEATH      HYPOTHETICAL
  YEAR        VALUE      WITHDRAWALS    ADJUSTMENT   BENEFIT (1)   BENEFIT (2)   BENEFIT (3)   DEATH BENEFIT
   ---     ------------  ------------  ------------  ------------  ------------  ------------  -------------
    1      $  53,000.00  $       0.00   $     0.00   $  53,000.00  $  52,500.00  $  50,000.00   $ 53,000.00
    2         53,530.00          0.00       500.00      54,030.00     55,125.00     53,000.00     55,125.00
    3          3,883.00     50,000.00         0.00       3,883.00      3,816.94      3,635.18      3,883.00
    4          3,494.70          0.00       500.00       3,994.70      4,007.79      3,883.00      4,007.79
    5          3,844.17          0.00         0.00       3,844.17      4,208.18      4,007.79      4,208.18
    6          4,228.59          0.00       500.00       4,728.59      4,418.59      4,208.18      4,728.59
    7          4,651.45          0.00         0.00       4,651.45      4,639.51      4,728.59      4,728.59
    8          5,116.59          0.00       500.00       5,616.59      4,871.49      4,728.59      5,616.59
    9          5,628.25          0.00         0.00       5,628.25      5,115.07      5,616.59      5,628.25
    10           691.07      5,000.00         0.00         691.07        599.51        628.25        691.07

Death Benefit (1) is the Accumulated Value increased by any positive Market Value Adjustment. Death Benefit (2) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield reduced proportionately to reflect withdrawals. Death Benefit (3) is the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (1),
(2), or (3).

PART 2: DEATH OF THE OWNER WHO IS NOT THE ANNUITANT

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Values.

           HYPOTHETICAL  HYPOTHETICAL
           ACCUMULATED   MARKET VALUE  HYPOTHETICAL
  YEAR        VALUE       ADJUSTMENT   DEATH BENEFIT
   ---     ------------  ------------  -------------
    1      $  53,000.00   $     0.00    $ 53,000.00
    2         53,530.00       500.00      54,030.00
    3         58,883.00         0.00      58,883.00
    4         52,994.70       500.00      53,494.70
    5         58,294.17         0.00      58,294.17
    6         64,123.59       500.00      64,623.59
    7         70,535.95         0.00      70,535.95
    8         77,589.54       500.00      78,089.54
    9         85,348.49         0.00      85,348.49
    10        93,883.34         0.00      93,883.34

The Hypothetical Death Benefit is the Accumulated Value increased by any positive Market Value Adjustment.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

       INDIVIDUAL VARIABLE ANNUITY POLICIES FUNDED THROUGH SUBACCOUNTS OF
                  SEPARATE ACCOUNT VA-K INVESTING IN SHARES OF
         ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND,
 VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE INTERNATIONAL SERIES, INC.
                     AND DELAWARE GROUP PREMIUM FUND, INC.

This Prospectus describes individual variable annuity policies (the "Policies") offered by Allmerica Financial Life Insurance and Annuity Company ("Company") to individuals and businesses in connection with retirement plans which may or may not qualify for special federal income tax treatment. (For information about the tax status when used with a particular type of plan, see "FEDERAL TAX CONSIDERATIONS.") The following is a summary of information about these Policies. More detailed information can be found under the referenced captions in this Prospectus.

Policy values may accumulate on a variable basis in the Policy's Separate Account VA-K. The assets of Separate Account VA-K are divided into Sub-Accounts, each investing exclusively in a corresponding investment portfolio of Allmerica Investment Trust ("Trust"), Variable Insurance Products Fund ("Fidelity VIP"), Variable Insurance Products Fund II ("Fidelity VIP II"), T. Rowe Price International Series, Inc. (T. Rowe Price), or Delaware Group Premium Fund, Inc.("DGPF").

This Prospectus generally describes only the variable accumulation and variable annuity aspects of the Policies, except where fixed values or fixed annuity benefit payments are specifically mentioned. Certain additional information about the Policies is contained in a Statement of Additional Information ("SAI"), dated May 1, 1997, as may be amended from time to time, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents for the SAI is listed on page 3 of this Prospectus. The SAI is available upon request and without charge. To obtain the Statement of Additional Information, fill out and return the attached request card or contact Annuity Client Services, Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, Massachusetts 01653, 1-800-533-7881.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES OF THE ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE INTERNATIONAL SERIES, INC., AND DELAWARE GROUP PREMIUM FUND, INC. THE FIDELITY VIP HIGH INCOME PORTFOLIO INVESTS IN HIGHER YIELDING, HIGHER RISK, LOWER-RATED DEBT SECURITIES (SEE "INVESTMENT OBJECTIVES AND POLICIES"). INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICIES ARE OBLIGATIONS OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, AND ARE DISTRIBUTED BY ALLMERICA INVESTMENTS, INC. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT UNION. THE POLICIES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY. INVESTMENTS IN THE POLICIES ARE SUBJECT TO VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.

                               DATED MAY 1, 1997

                               TABLE OF CONTENTS


TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION                                        3
SPECIAL TERMS                                                                                       4
SUMMARY                                                                                             6
ANNUAL AND TRANSACTION EXPENSES                                                                     8
CONDENSED FINANCIAL INFORMATION                                                                    12
PERFORMANCE INFORMATION                                                                            14
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, THE TRUST,
FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE AND DGPF                                              16
INVESTMENT OBJECTIVES AND POLICIES                                                                 18
INVESTMENT ADVISORY SERVICES                                                                       20
WHAT IS AN ANNUITY?                                                                                24
CHARGES AND DEDUCTIONS                                                                             24
    A.     Contingent Deferred Sales Charge                                                        24
    B.     Premium Taxes                                                                           27
    C.     Policy Fee                                                                              27
    D.     Annual Charge Against Separate Account Assets                                           28
THE VARIABLE ANNUITY POLICIES                                                                      29
    A.     Purchase Payments                                                                       29
    B.     Right to Revoke Individual Retirement Annuity                                           29
    C.     Right to Revoke All Other Policies                                                      30
    D.     Transfer Privilege                                                                      30
    E.     Surrenders                                                                              31
    F.     Partial Redemption                                                                      32
    G.     Death Benefit                                                                           32
    H.     The Spouse of the Owner as Beneficiary                                                  33
    I.     Assignment                                                                              34
    J.     Electing the Form of Annuity and Annuity Date                                           34
    K.     Description of Variable Annuity Options                                                 35
    L.     NORRIS Decision                                                                         36
    M.     Computation of Policy Values and Annuity Payments                                       36
FEDERAL TAX CONSIDERATIONS                                                                         38
    A.     Qualified and Non-Qualified Policies                                                    38
    B.     Taxation of the Policies in General                                                     38
             Withdrawals Prior to Annuitization                                                    39
             Annuity Payouts After Annuitization                                                   39
             Penalty on Distribution                                                               39
             Assignments or Transfers                                                              39
             Non-Natural Owners                                                                    40
             Deferred Compensation Plans of State and Local Government and Tax-Exempt
              Organizations                                                                        40
    C.     Tax Withholding                                                                         40
    D.     Provisions Applicable to Qualified Employer Plans                                       40
             Corporate and Self-Employed Pension and Profit Sharing Plans                          40
             Individual Retirement Annuities                                                       40
             Tax-Sheltered Annuities                                                               41
             Texas Optional Retirement Program                                                     41
LOANS (QUALIFIED POLICIES ONLY)                                                                    41
REPORTS                                                                                            41

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS                                                  42
VOTING RIGHTS                                                                                      42
CHANGES TO COMPLY WITH LAW AND AMENDMENTS                                                          43
SERVICES                                                                                           43
LEGAL MATTERS                                                                                      43
FURTHER INFORMATION                                                                                43
APPENDIX A -- MORE INFORMATION ABOUT THE GENERAL ACCOUNT                                          A-1
APPENDIX B -- INFORMATION APPLICABLE ONLY TO POLICY 3018-91
(AND STATE VARIATIONS)                                                                            B-1

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY                                                                     2
TAXATION OF THE SEPARATE ACCOUNT AND THE COMPANY                                                    3
SERVICES                                                                                            3
UNDERWRITERS                                                                                        4
ANNUITY BENEFIT PAYMENTS                                                                            4
EXCHANGE OFFER                                                                                      5
PERFORMANCE INFORMATION                                                                             7
FINANCIAL STATEMENTS                                                                              F-1

                                 SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATED VALUE: the sum of the value of all Accumulation Units in the Subaccounts and of the value of all accumulations in the General Account then credited to the Policy, on any date before the date annuity payments are to begin.

ACCUMULATION UNIT: a measure of the Policy Owner's interest in a Subaccount before annuity payments begin.

ANNUITANT: the person designated in the Policy to whom the Annuity is to be paid.

ANNUITY DATE: the date on which annuity payments begin.

ANNUITY UNIT: a measure of the value of the periodic annuity payments under the Policy.

FIXED ANNUITY PAYOUT: an Annuity payout option providing for payments which remain fixed in amount throughout the annuity payment period.

GENERAL ACCOUNT: all the assets of the Company other than those held in a Separate Account.

SEPARATE ACCOUNT: Separate Account VA-K of the Company. Separate Account VA-K consists of assets segregated from other assets of the Company. The investment performance of the assets of the Separate Account is determined separately from the other assets of the Company. The assets of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: a subdivision of Separate Account VA-K. Each Sub-Account available under the Policy invests exclusively in the shares of a corresponding fund of Allmerica Investment Trust ("Trust"); a corresponding portfolio of the Variable Insurance Product Fund ("Fidelity VIP"), the Variable Insurance Products Fund II ("Fidelity VIP II) or the International Stock Portfolio of T. Rowe Price International Series, Inc. ("T. Rowe Price"); or a corresponding series of the Delaware Group Premium Fund, Inc. ("DGPF").

SURRENDER VALUE: the Accumulated Value of the Policy minus any Policy fee and contingent deferred sales charge applicable upon surrender.

UNDERLYING FUNDS (OR FUNDS): the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small-Mid Cap Value Fund of Allmerica Investment Trust; Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio of Variable Insurance Products Fund; the Fidelity VIP II Asset Manager Portfolio of Variable Insurance Products Fund II; the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc.; and the International Equity Series of Delaware Group Premium Fund, Inc.

UNDERLYING INVESTMENT COMPANIES: Allmerica Investment Trust, Variable Insurance Products Fund, Variable Insurance Products Fund II, T. Rowe Price International Series, Inc. and Delaware Group Premium Fund, Inc.

VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Funds is determined and Unit values of the Subaccounts are determined. Valuation dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy was received) when there is a sufficient degree of trading in an Underlying Fund's portfolio securities such that the current net asset value of the Subaccounts may be materially affected.

VALUATION PERIOD: the interval between two consecutive Valuation Dates.

VARIABLE ANNUITY PAYOUT: an Annuity payout option providing for payments varying in amount in accordance with the investment experience of the Growth Fund, Money Market Fund, Equity Index Fund or Select Growth and Income Fund of Allmerica Investment Trust.

                                    SUMMARY


INVESTMENT OPTIONS. The Policies permit net purchase payments to be allocated among the Sub-Accounts available under the Policies, which are subdivisions of Separate Account VA-K ("Separate Account"), a separate account of the Company, and a fixed account ("General Account") of the Company (together "accounts"). The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act") but such registration does not involve the supervision of the management or investment practices or policies of the Separate Account by the Securities and Exchange Commission ("SEC"). For information about the Separate Account and the Company, see "DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, THE TRUST, FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE AND DGPF." For more information about the General Account see APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."


Each Sub-Account available under the Policies invests its assets without sales charge in a corresponding investment series of the Allmerica Investment Trust (the "Trust"), Variable Insurance Products Fund (" Fidelity VIP"), Variable Insurance Products Fund II ("Fidelity VIP II"), T. Rowe Price International Series, Inc. ("T. Rowe Price") or Delaware Group Premium Fund, Inc. ("DGPF"). The Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF are open-end, diversified series investment companies. Eleven different funds of the Trust are available under the Policies: the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small-Mid Cap Value Fund of Allmerica Investment Trust. Four of the portfolios of VIP are available under the Policies: the Fidelity High Income Portfolio, Fidelity Equity-Income Portfolio, Fidelity Growth Portfolio and Fidelity Overseas Portfolio. One of the portfolios of Fidelity VIP II is available under the Policies: the Fidelity Asset Manager Portfolio. One of the portfolios of T. Rowe Price is available under the Policies: the T. Rowe Price International Stock Portfolio. One of the series of DGPF is available under the Policies: the International Equity Series. Each of the Funds, Portfolios and Series available under the Policies (together, the "Underlying Funds") operates pursuant to different investment objectives, discussed below.

INVESTMENT IN THE SUB-ACCOUNT. The value of each Sub-Account will vary daily depending on the performance of the investments made by the respective Underlying Funds.

There can be no assurance that the investment objectives of the Underlying Funds can be achieved or that the value of a Policy will equal or exceed the aggregate amount of the purchase payments made under the Policy. For more information about the investments of the Underlying Funds, see "DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, THE TRUST, FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE AND DGPF." The accompanying prospectuses of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF describe the investment objectives and risks of each of the Underlying Funds.

Dividends or capital gains distributions received from an Underlying Fund are reinvested in additional shares of that Underlying Fund, which are retained as assets of the Sub-Account.

TRANSFERS BETWEEN ACCOUNTS. Prior to the Annuity Date, the Policies permit amounts to be transferred among the Sub-Accounts and between the Sub-Accounts and the General Account subject to certain limitations described under "Transfer Privilege."

ANNUITY PAYMENTS. The owner of a Policy ("Owner") may select variable annuity benefit payments based on one or more of certain Sub-Accounts, fixed annuity payouts, or a combination of fixed and variable payments. Fixed annuity payouts are guaranteed by the Company.

See "THE VARIABLE ANNUITY POLICIES" for information about annuity benefit payment options, selecting the Annuity Date, and how annuity payments are calculated.

REVOCATION RIGHTS. The Policy Owner may revoke the Policy at any time between the date of the application and the date 10 days after receipt of the Policy. For more information about revocation rights, see "RIGHT TO REVOKE OR SURRENDER."

PAYMENT MINIMUMS AND MAXIMUMS. Under the Policies, purchase payments are not limited as to frequency and number, but no payments may be submitted within one month of the Annuity Date. Generally, the initial purchase payment must be at least $600 and subsequent payments must be at least $50. Under a monthly automatic payment plan or a payroll deduction plan, each purchase payment must be at least $50. However, in cases where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Policy on the employee, if the plan's average annual contribution per eligible plan participant is at least $600.


The Company reserves the right to set maximum limits on the aggregate purchase payments made under the Policy. In addition, the Internal Revenue Code (the "Code") imposes maximum limits on contributions under qualified annuity plans.


CHARGES AND DEDUCTIONS. For a complete discussion of charges, see "CHARGES AND DEDUCTIONS."

A. CONTINGENT DEFERRED SALES CHARGE. No sales charge is deducted from purchase payments at the time the payments are made. However, depending on the length of time that the payments to which the withdrawal is attributed have remained credited under the Policy a contingent deferred sales charge of up to 8% may be assessed for a surrender, partial redemption, or election of any commutable period certain option or a noncommutable period certain option for less than 10 years.

B. ANNUAL POLICY FEE. A Policy Fee equal to the lesser of $30 or 3% of Accumulated Value will be deducted from the Accumulated Value on a policy anniverary or upon full surrender when the Accumulated Value is $50,000 or less. The Policy Fee is waived for policies issued to and maintained by the trustee of a 401(k) plan.

C. PREMIUM TAXES. A deduction for state and local premium taxes, if any, may be made as described under "Premium Taxes."

D. SEPARATE ACCOUNT ASSET CHARGES. A daily charge, equivalent to 1.25% per annum, is made on the value of each Sub-Account at each Valuation Date. The charge is retained for the mortality and expense risks the Company assumes. In addition, to cover administrative expenses, the Company deducts a daily charge of 0.20% per annum of the value of the average net assets in the Sub-Accounts.

E. TRANSFER CHARGE. The Company currently makes no charge for transfers. The Company guarantees that the first twelve transfers in a Policy year will be free of charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer. If the Policy Owner has elected automatic transfers, the first automatic transfer will count as one transfer towards the twelve which are guaranteed to be free of charge.

F. CHARGES OF THE UNDERLYING FUND. In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. These charges vary among the Underlying Funds.

SURRENDER OR PARTIAL REDEMPTION. At any time before the Annuity Date, the Owner has the right either to surrender the Policy in full and receive its current value, minus the Policy Fee and any applicable contingent deferred sales charge, or to redeem a portion of the Policy's value subject to certain limits and any applicable contingent deferred sales charge. There may be tax consequences for surrender or redemptions. For further information, see "Surrender" and "Partial Redemption," "Contingent Deferred Sales Charge," and "FEDERAL TAX CONSIDERATIONS."

DEATH BENEFIT. If the Annuitant or Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon death of the Annuitant, the death benefit is equal to the greatest of (a) the Accumulated Value under the Policy, or (b) the sum of the gross payment(s) made under the Policy reduced proportionally to reflect the amount of all partial redemptions, or (c) the death benefit that would have been payable on the most recent fifth year Policy Anniversary, increased for subsequent purchase payments and reduced proportionally to reflect withdrawals after that date. Upon death of the Owner, the death benefit will equal the Accumulated Value of the Policy next determined following receipt of due proof of death at the Principal Office. See "Death Benefit."

SALES OF POLICIES. The Policies are sold by agents of the Company who are registered representatives of Allmerica Investments, Inc., a broker-dealer affiliate of the Company. The Policies also may be purchased from certain other broker-dealers which are members of the National Association of Securities Dealers, Inc., and whose representatives are authorized by applicable law to sell variable annuity policies. See "Sales Expense."

                        ANNUAL AND TRANSACTION EXPENSES


The following tables show the various costs and expenses that an Owner will bear directly or indirectly under the Policies. The tables reflect charges under the Policies, expenses of the Sub-Accounts, and expenses of the Underlying Funds. In addition to the charges and expenses described below, premium taxes may be applicable in some states.


POLICY OWNER TRANSACTION EXPENSES

                                                                    POLICY YEAR
                                                                    AFTER DATE
                                                                        OF
                                                                     PURCHASE
                                                                      PAYMENT     CHARGE
                                                                    -----------  ---------
CONTINGENT DEFERRED SALES CHARGE:
The charge (as a percentage of payments, applied surrendered in         0-2         8%
excess of the amount, if any, which excess of the amount, if any,        3          7%
which excess of the amount, if any, which will be assessed upon          4          6%
surrender, redemption, or annuitization under any commutable             5          5%
period certain less than 10 years.                                       6          4%
                                                                         7          3%
                                                                         8          2%
                                                                         9          1%
                                                                    more than 9     0%

TRANSFER CHARGE:                                                                   None

ANNUAL POLICY FEE:                                                                  $30
An annual Policy Fee, equal to the lesser of $30 or 3% of
Accumulated Value, is deducted when Accumulated Value is $50,000 or less. The Policy Fee is waived for policies issued to and maintained by the trustee of a 401(k) plan.

SEPARATE ACCOUNT ANNUAL EXPENSES:
(as a percentage of average account value)
Mortality and Expense Risk Fees                                                    1.25%
Separate Account Administrative Charge                                             0.20%
                                                                                 ---------
Total Annual Expenses:                                                             1.45%

FUND EXPENSES


In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1996. For more information concerning fees and expenses, see the prospectuses of the Underlying Funds.

                                                                                     OTHER FUND
                                                             MANAGEMENT         EXPENSES (AFTER ANY          TOTAL FUND
UNDERLYING FUND                                                  FEE         APPLICABLE REIMBURSEMENTS)       EXPENSES
---------------------------------------------------------  ---------------  ----------------------------  ----------------
Select International Equity Fund.........................         1.00%                 0.23%*                 1.23%***
DGPF International Equity Series.........................         0.64%                 0.16%**                0.80%
Fidelity VIP Overseas Portfolio..........................         0.76%                 0.17%                  0.93%****
T. Rowe Price International Stock Portfolio..............         1.05%                 0.00%                  1.05%
Select Aggressive Growth Fund............................         1.00%                 0.08%*                 1.08%
Select Capital Appreciation Fund.........................         1.00%                 0.13%*                 1.13%
Small-Mid Cap Value Fund.................................         0.85%                 0.12%*                 0.97%
Select Growth Fund.......................................         0.85%                 0.08%*                 0.93%***
Growth Fund..............................................         0.44%                 0.07%*                 0.51%
Fidelity VIP Growth Portfolio............................         0.61%                 0.08%                  0.69%****
Equity Index Fund........................................         0.32%                 0.14%*                 0.46%
Select Growth and Income Fund............................         0.75%                 0.08%*                 0.83%***
Fidelity VIP Equity-Income Portfolio.....................         0.51%                 0.07%                  0.68%****
Fidelity VIP II Asset Manager Portfolio..................         0.64%                 0.10%                  0.74%****
Fidelity VIP High Income Portfolio.......................         0.59%                 0.12%                  0.71%
Investment Grade Income Fund.............................         0.40%                 0.12%*                 0.52%
Government Bond Fund.....................................         0.50%                 0.16%*                 0.66%
Money Market Fund........................................         0.28%                 0.06%*                 0.34%

   * Under the Management Agreement with the Trust, Allmerica Investment Management Company, Inc. ("Allmerica Investment") has declared a voluntary expense limitation of 1.50% of average net assets for the Select International Equity Fund, 1.35% for the Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for the Small-Mid Cap Value Fund, 1.20% for the Growth Fund and Select Growth Fund, 1.10% for the Select Growth and Income Fund, 1.00% for the Investment Grade Income Fund, and Government Bond Fund, and 0.60% for the Money Market Fund and Equity Index Fund. The total operating expenses of the trust were less than their respective expense limitations throughout 1996. The declaration of a voluntary expense limitation in any year does not bind Allmerica Investment to declare future expense limitations with respect to these funds.

  ** Delaware International Advisers Ltd., the investment adviser for the International Equity Series, has agreed to waive its management fee and reimburse the International Equity Series to limit certain expenses to 8/10 of 1% of the corresponding net assets. This waiver has been in effect from the commencement of the public offering for the Series and has been extended through June 30, 1997. Without the expense limitation, in 1996 the total annual expenses of the International Equity Series would have been 0.99%.

 *** These funds have entered into agreements with brokers whereby the brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses the total operating expenses would have been 1.20% for the Select International Equity Fund, 0.92% for the Select Growth Fund and 0.80% for the Select Growth and Income Fund.


**** A portion of the brokerage commissions that certain funds pay was used to reduce portfolio expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.92% for Fidelity VIP Overseas Portfolio, 0.67% for Fidelity VIP Growth Portfolio, 0.56% for Fidelity VIP Equity-Income Portfolio and 0.73% for Fidelity VIP II Asset Manager Portfolio.

Examples. The following examples demonstrate the cumulative expenses which would be paid by the Owner at 1-year, 3-year, 5-year and 10-year intervals under certain contingencies. Each example assumes a $1,000 investment in a Sub-Account and a 5% annual return on assets, as required by rules of the Securities and Exchange Commission (the "SEC"). Because the expenses of the Underlying Funds differ, separate examples are used to illustrate the expenses incurred by an Owner on an investment in the various Sub-Accounts.

The information given under the following examples should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

(1) If, at the end of the applicable period, you surrender the Contract or annuitize* under a commutable variable period certain option or a non-commutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

FUND                                                                       1 YEAR       3 YEARS      5 YEARS      10 YEARS
-----------------------------------------------------------------------  -----------  -----------  -----------  -------------
Select International Equity Fund.......................................   $     102    $     154    $     198     $     313
DGPF International Equity Series.......................................   $      98    $     142    $     177     $     271
Fidelity VIP Overseas Portfolio........................................   $      99    $     146    $     183     $     284
T. Rowe Price International Stock Portfolio............................   $     100    $     149    $     189     $     295
Select Aggressive Growth Fund..........................................   $     101    $     150    $     191     $     298
Select Capital Appreciation Fund.......................................   $     101    $     151    $     193     $     303
Small-Mid Cap Value Fund...............................................   $      99    $     147    $     185     $     288
Select Growth Fund.....................................................   $      99    $     146    $     183     $     284
Growth Fund............................................................   $      95    $     134    $     162     $     241
Fidelity VIP Growth Portfolio..........................................   $      97    $     139    $     171     $     260
Equity Index Fund......................................................   $      95    $     132    $     159     $     236
Select Growth and Income Fund..........................................   $      98    $     143    $     178     $     274
Fidelity Equity-Income Portfolio.......................................   $      97    $     139    $     170     $     258
Fidelity VIP II Asset ManagerPortfolio.................................   $      97    $     140    $     174     $     265
Fidelity VIP High Income Portfolio.....................................   $      97    $     140    $     172     $     262
Investment Grade Income Fund...........................................   $      95    $     134    $     162     $     242
Government Bond Fund...................................................   $      97    $     138    $     169     $     256
Money Market Fund......................................................   $      94    $     129    $     153     $     223

(2) If you annuitize* under a life option or any non-commutable period certain option of ten years or more at the end of the applicable time period or if you do NOT surrender or annuitize the Contract, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

FUND                                                                       1 YEAR        3 YEARS       5 YEARS      10 YEARS
-----------------------------------------------------------------------  -----------  -------------  -----------  -------------
Select International Equity Fund.......................................   $      28     $      87     $     148     $     313
DGPF International Equity Series.......................................   $      24     $      74     $     127     $     271
Fidelity VIP Overseas Portfolio........................................   $      25     $      78     $     133     $     284
T. Rowe Price International Stock Portfolio............................   $      27     $      81     $     139     $     295
Select Aggressive Growth Fund..........................................   $      27     $      82     $     141     $     298
Select Capital Appreciation Fund.......................................   $      27     $      84     $     143     $     303
Small-Mid Cap Value Fund...............................................   $      26     $      79     $     135     $     288
Select Growth Fund.....................................................   $      25     $      78     $     133     $     284
Growth Fund............................................................   $      21     $      65     $     112     $     241
Fidelity VIP Growth Portfolio..........................................   $      23     $      71     $     121     $     260
Equity Index Fund......................................................   $      21     $      64     $     109     $     236
Select Growth and Income Fund..........................................   $      24     $      75     $     128     $     274
Fidelity Equity-Income Portfolio.......................................   $      23     $      70     $     120     $     258
Fidelity VIP II Asset ManagerPortfolio.................................   $      23     $      72     $     124     $     265
Fidelity VIP High Income Portfolio.....................................   $      23     $      71     $     122     $     262
Investment Grade Income Fund...........................................   $      21     $      65     $     112     $     242
Government Bond Fund...................................................   $      23     $      70     $     119     $     256
Money Market Fund......................................................   $      19     $      60     $     103     $     223


Pursuant to requirements of the Investment Company Act of 1940 (the "1940 Act"), the Policy fee has been reflected in the examples by a method intended to show the "average" impact of the Policy fee on an investment in the Separate Account. The total Policy fees collected under the Policies by the Company are divided by the total average net assets attributable to the Policies. The resulting percentage is 0.12%, and the amount of the Contract fee is assumed to be $1.20 in the examples. The Contract fee is deducted only when the accumulated value is $50,000 or less. Lower costs apply to Contracts issued and maintained as part of a 401(k) plan.


* The Policy fee is not deducted after annuitization. No contingent deferred sales charge is assessed at the time of annuitization in any Policy year under an option including a life contingency or under any noncommutable period certain option of ten years or more.

                        CONDENSED FINANCIAL INFORMATION
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                             SEPARATE ACCOUNT VA-K

SUB-ACCOUNTS                                                     1996       1995       1994       1993       1992
-------------------------------------------------------------  ---------  ---------  ---------  ---------  ---------
SELECT INTERNATIONAL EQUITY FUND**
Unit Value:
  Beginning of Period........................................      1.127      0.956      1.000
                                                                                                      ---        ---
  End of Period..............................................      1.355      1.127      0.956
                                                                                                      ---        ---
Number of Units Outstanding at End
 of Period (in thousands)....................................     77,485     37,680     12,530
                                                                                                      ---        ---

DGPF INTERNATIONAL EQUITY SERIES*
Unit Value:
  Beginning of Period........................................      1.284      1.143      1.129      1.000
                                                                                                                 ---
  End of Period..............................................      1.519      1.284      1.143      1.129
                                                                                                                 ---
Number of Units Outstanding at End
 of Period (in thousands)....................................     44,416     34,692     26,924      6,681
                                                                                                                 ---

FIDELITY VIP OVERSEAS PORTFOLIO
Unit Value:
  Beginning of Period........................................      1.330      1.230      1.226      0.906      1.030
  End of Period..............................................      1.484      1.330      1.230      1.226      0.906
Number of Units Outstanding at End
 of Period (in thousands)....................................     63,050     65,256     59,774     25,395      6,728

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO***
Unit Value:
  Beginning of Period........................................      1.064      1.000
                                                                                           ---        ---        ---
  End of Period..............................................      1.203      1.064
                                                                                           ---        ---        ---
Number of Units Outstanding at End
 of Period (in thousands)....................................     35,915     10,882
                                                                                           ---        ---        ---

SELECT AGGRESSIVE GROWTH FUND
Unit Value:
  Beginning of Period........................................      1.686      1.292      1.342      1.139      1.000
  End of Period..............................................      1.970      1.686      1.292      1.342      1.139
Number of Units Outstanding at End
 of Period (in thousands)....................................     89,974     70,349     54,288     26,158      2,019

SELECT CAPITAL APPRECIATION FUND***
Unit Value:
  Beginning of Period........................................      1.383      1.000
                                                                                           ---        ---        ---
  End of Period..............................................      1.482      1.383
                                                                                           ---        ---        ---
Number of Units Outstanding at End
 of Period (in thousands)....................................     52,927     16,096
                                                                                           ---        ---        ---

SMALL-MID CAP VALUE FUND*
Unit Value:
  Beginning of Period........................................      1.249      1.075      1.167      1.000
                                                                                                                 ---
  End of Period..............................................      1.580      1.249      1.075      1.167
                                                                                                                 ---
Number of Units Outstanding at End
 of Period (in thousands)....................................     60,145     43,433     33,049      9,902
                                                                                                                 ---

SUB-ACCOUNTS                                                     1996       1995       1994       1993       1992
-------------------------------------------------------------  ---------  ---------  ---------  ---------  ---------
SELECT GROWTH FUND
Unit Value:
  Beginning of Period........................................      1.259      1.024      1.055      1.058      1.000
  End of Period..............................................      1.514      1.259      1.024      1.055      1.058
Number of Units Outstanding at End
 of Period (in thousands)....................................     62,633     47,078     38,415     26,064      3,039

GROWTH FUND
Unit Value:
  Beginning of Period........................................      1.599      1.221      1.236      1.175      1.111
  End of Period..............................................      1.894      1.599      1.221      1.236      1.175
Number of Units Outstanding at End
 of Period (in thousands)....................................    135,573    116,008    102,399     72,609     34,373

FIDELITY VIP GROWTH PORTFOLIO
Unit Value:
  Beginning of Period........................................      1.895      1.419      1.440      1.224      1.135
  End of Period..............................................      2.143      1.895      1.419      1.440      1.224
Number of Units Outstanding at End
 of Period (in thousands)....................................    142,450    116,485     90,717     49,136     18,253

EQUITY INDEX FUND
Unit Value:
  Beginning of Period........................................      1.640      1.221      1.266      1.135      1.074
  End of Period..............................................      1.977      1.640      1.221      1.226      1.135
Number of Units Outstanding at End
 of Period (in thousands)....................................     57,428     39,534     29,176     22,466      9,535

SELECT GROWTH AND INCOME FUND
Unit Value:
  Beginning of Period........................................      1.370      1.066      1.074      0.987      1.000
  End of Period..............................................      1.638      1.370      1.066      1.074      0.987
Number of Units Outstanding at End
 of Period (in thousands)....................................     82,434     63,841     51,098     31,846      4,711

FIDELITY VIP EQUITY-INCOME PORTFOLIO
Unit Value:
  Beginning of Period........................................      1.185      1.490      1.412      1.211      1.051
  End of Period..............................................      2.236      1.185      1.490      1.412      1.211
Number of Units Outstanding at End
 of Period (in thousands)....................................    167,000    139,145    104,356     61,264     17,855

FIDELITY VIP II ASSET MANAGER PORTFOLIO**
Unit Value:
  Beginning of Period........................................      1.127      0.977      1.000
                                                                                                      ---        ---
  End of Period..............................................      1.273      1.127      0.977
                                                                                                      ---        ---
Number of Units Outstanding at End
 of Period (in thousands)....................................     42,415     33,444     20,720
                                                                                                      ---        ---

FIDELITY VIP HIGH INCOME PORTFOLIO
Unit Value:
  Beginning of Period........................................      1.743      1.465      1.510      1.270      1.047
  End of Period..............................................      1.958      1.743      1.465      1.510      1.270
Number of Units Outstanding at End
 of Period (in thousands)....................................     53,956     38,042     27,041     13,583      3,625

SUB-ACCOUNTS                                                     1996       1995       1994       1993       1992
-------------------------------------------------------------  ---------  ---------  ---------  ---------  ---------
INVESTMENT GRADE INCOME FUND
Unit Value:
  Beginning of Period........................................      1.390      1.073      1.250      1.145      1.073
  End of Period..............................................      1.418      1.390      1.196      1.250      1.145
Number of Units Outstanding at End
 of Period (in thousands)....................................     79,054     69,168     57,454     48,488     15,428

GOVERNMENT BOND FUND
Unit Value:
  Beginning of Period........................................      1.285      1.152      1.179      1.112      1.075
  End of Period..............................................      1.311      1.285      1.152      1.179      1.112
Number of Units Outstanding at End
 of Period (in thousands)....................................     30,921     31,710     32,519     60,265     29,844

MONEY MARKET FUND
Unit Value:
  Beginning of Period........................................      1.124      1.077      1.051      1.035      1.013
  End of Period..............................................      1.167      1.124      1.077      1.051      1.035
Number of Units Outstanding at End
 of Period (in thousands)....................................     92,354     69,311     37,668     30,815     30,778

  * Inception date of Sub-Accounts: 4/30/93

 ** Inception date of Sub-Accounts: 5/01/94

*** Inception date of Sub-Accounts: 4/28/95

                            PERFORMANCE INFORMATION


Allmerica Financial may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Underlying Funds have been in existence. The results for any period prior to the Policy being offered will be calculated as if the Policy had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in TABLE 1) assuming that the Policy is surrendered at the end of the applicable period. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance.


The "total return" of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Separate Account charges, and expressed as a percentage of the investment.

The "yield" of the Sub-Account investing in the Money Market Fund of the Trust refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar, but when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The total return, yield, and effective yield figures are adjusted to reflect the Sub-Account's asset charges. The total return figures also reflect the $30 annual Policy fee and the contingent deferred sales load which would be assessed if the investment were completely withdrawn at the end of the specified period.

The Company also may advertise supplemental total return performance information. Supplemental total return refers to the total of the income generated by an investment in the Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses), adjusted by the Sub-Account's annual asset charges, and expressed as a percentage of the investment. Because it is assumed that the investment is NOT withdrawn at the end of the specified period, the contingent deferred sales charge is NOT included in the calculation of supplemental total return. (See TABLE 2)

Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any Sub-Account reflects only the performance of a hypothetical investment in the Sub-Account during the time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies and risk characteristics of the Underlying Fund in which the Sub-Account invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                    TABLE 1
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1996
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)

                                                                              FOR YEAR                   10 YEARS OR
                                                                               ENDED                        SINCE
NAME OF UNDERLYING FUND                                                       12/31/96      5 YEARS      INCEPTION*
--------------------------------------------------------------------------  ------------  -----------  ---------------
Select International Equity Fund..........................................       12.07%         N/A           9.70%
DGPF International Equity Series..........................................       10.18%         N/A           9.82%
Fidelity VIP Overseas Portfolio...........................................        3.46%        6.71%          6.19%
T. Rowe Price International Stock Portfolio...............................        4.90%         N/A           5.97%
Select Aggressive Growth Fund.............................................        8.72%         N/A          17.25%
Select Capital Appreciation Fund..........................................      - 0.61%         N/A          22.25%
Small-Mid Cap Value Fund..................................................       18.57%         N/A          11.88%
Select Growth Fund........................................................       12.14%         N/A          10.08%
Growth Fund...............................................................       10.34%       10.47%         13.00%
Fidelity VIP Growth Portfolio.............................................        4.93%       12.81%         13.36%
Equity Index Fund.........................................................       12.42%       12.24%         15.71%
Select Growth and Income Fund.............................................       11.40%         N/A          11.22%
Fidelity VIP Equity-Income Portfolio......................................        4.51%       15.63%         11.97%
Fidelity VIP II Asset Manager Portfolio...................................        4.83%        8.54%          9.80%
Fidelity VIP High Income Portfolio........................................        4.27%       12.60%          9.38%
Investment Grade Income Fund..............................................      - 5.41%        4.81%          6.62%
Government Bond Fund......................................................      - 5.45%        3.05%          4.63%
Money Market Fund.........................................................      - 3.77%        1.86%          4.21%

                                    TABLE 2
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1996
                   (ASSUMING NO WITHDRAWAL OF THE INVESTMENT)

                                                                                FOR YEAR                   10 YEARS OR
                                                                                 ENDED                        SINCE
NAME OF UNDERLYING FUND                                                         12/31/96      5 YEARS      INCEPTION*
----------------------------------------------------------------------------  ------------  -----------  ---------------
Select International Equity Fund............................................       20.07%         N/A          11.91%
DGPF International Equity Series............................................       18.18%         N/A          10.70%
Fidelity VIP Overseas Portfolio.............................................       11.46%        7.46%          6.19%
T. Rowe Price International Stock Portfolio.................................       12.90%         N/A           8.22%
Select Aggressive Growth Fund...............................................       16.72%         N/A          17.91%
Select Capital Appreciation Fund............................................        7.11%         N/A          26.36%
Small-Mid Cap Value Fund....................................................       26.57%         N/A          13.07%
Select Growth Fund..........................................................       20.14%         N/A          10.89%
Growth Fund.................................................................       18.34%       11.13%         13.00%
Fidelity VIP Growth Portfolio...............................................       12.93%       13.42%         13.36%
Equity Index Fund...........................................................       20.42%       12.86%         15.93%
Select Growth and Income Fund...............................................       19.40%         N/A          12.01%
Fidelity VIP Equity-Income Portfolio........................................       12.51%       16.19%         11.97%
Fidelity VIP II Asset Manager Portfolio.....................................       12.83%        9.52%          9.95%
Fidelity VIP High Income Portfolio..........................................       12.27%       13.21%          9.38%
Investment Grade Income Fund................................................        1.93%        5.62%          6.62%
Government Bond Fund........................................................        1.89%        3.92%          5.24%
Money Market Fund...........................................................        3.71%        2.77%          4.21%

* The inception dates of the Underlying Funds are: 4/29/85 for Growth Fund, Investment Grade Income Fund and Money Market Fund; 9/28/90 for Equity Index Fund; 8/26/91 for Government Bond Fund; 8/21/92 for Select Aggressive Growth Fund, Select Growth Fund, Select Growth and Income Fund; 4/30/93 for Small-Mid Cap Value Fund 5/01/94 for Select International Equity Fund; 4/28/95 for Select Capital Appreciation Fund; 10/09/86 for Fidelity VIP Equity-Income Portfolio and Fidelity VIP Growth Portfolio; 9/19/85 for Fidelity VIP High Income Portfolio; 1/28/87 for Fidelity VIP Overseas Portfolio; 9/06/89 for Fidelity VIP II Asset Manager Portfolio; 10/29/92 for DGPF International Equity Series; 3/31/94 for the T. Rowe Price International Stock Portfolio.

          DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, THE TRUST,
             FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE AND DGPF

THE COMPANY. The Company is a life insurance company organized under the laws of Delaware in July, 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 508-855-1000. The Company is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1996, the Company had over $6.7 billion in assets and over $25.8 billion of life insurance in force.

Effective October 1, 1995, the Company changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. The Company is an indirect wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), which in turn is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). First Allmerica, originally organized under the laws of Massachusetts in 1844 as a mutual life insurance company and known as State Mutual Life Assurance Company of America, converted to a stock life insurance company on October 16, 1995, and adopted its present name. First Allmerica is the fifth oldest life insurance company in America. As of

December 31, 1996, First Allmerica and its subsidiaries (including the Company) had over $13.3 billion in combined assets and over $45.3 billion in life insurance in force.

THE SEPARATE ACCOUNT. The Separate Account is a separate investment account of the Company referred to as Separate Account VA-K. Theassets used to fund the variable portions of the Policy are set aside in the Sub-Accounts of the Separate Account, and are kept separate and apart from the general assets of the Company. There are 18 Sub-Accounts available under the Policy. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company. Under Delaware law, the assets of the Separate Account may not be charged with any liabilities arising out of any other business of the Company.

The Separate Account was authorized by vote of the Board of Directors of the Company on November 1, 1990. The Variable Account meets the definition of a "separate account" under federal securities law and is registered with the SEC as a unit investment trust under the 1940 Act. Such registration does not involve the supervision by the SEC of management or investment practices or policies of the Variable Account or the Company.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts.

ALLMERICA INVESTMENT TRUST. Allmerica Investment Trust ("Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. The Trust was established as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by the Company or other affiliated insurance companies. Eleven investment portfolios of the Trust are currently available under the Policy, each issuing a series of shares: the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small-Mid Cap Value Fund. The assets of each Fund are held separate from the assets of the other Funds. Each Fund operates as a separate investment vehicle and the income or losses of one Fund have no effect on the investment performance of another Fund. Shares of the Trust are not offered to the general public but solely to such variable accounts.

Allmerica Investment Management Company, Inc. ("Allmerica Investment") serves as investment adviser of the Trust. Allmerica Investment has entered into sub-advisory agreements with other investment managers ("Sub-Advisers") who manage the investments of the Funds. See "Investment Advisory Services to the Trust."

VARIABLE INSURANCE PRODUCTS FUND. Variable Insurance Products Fund ("Fidelity VIP") managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified management investment company organized as a Massachusetts business trust on November 13, 1981, and registered with the SEC under the 1940 Act. Four of its investment portfolios are available under the Policy: Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio.

Various Fidelity companies perform certain activities required to operate Fidelity VIP. FMR, is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston, MA. It is composed of a number of different companies, which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP as part of their operating expenses pay an investment management fee to FMR. See "Investment Advisory Services to Fidelity VIP and Fidelity VIP II."

VARIABLE INSURANCE PRODUCTS FUND II. Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion above) is an open-end, diversified management investment company organized as a Massachusetts business trust on March 21, 1988, and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policy: Fidelity VIP II Asset Manager Portfolio.

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming") (See "Investment Advisory Services to T. Rowe Price"), is an open-end, diversified management investment company organized as a Maryland corporation in 1994 and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policy: the T. Rowe Price International Stock Portfolio.

DELAWARE GROUP PREMIUM FUND, INC. Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance Policys. One investment portfolio ("Series") is available under the Policy, the International Equity Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). See "Investment Advisory Services to DGPF."

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. The Underlying Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The Statements of Additional Information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

SELECT INTERNATIONAL EQUITY FUND -- The Select International Equity Fund of the Trust seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

DGPF INTERNATIONAL EQUITY SERIES -- The International Equity Series of DGPF seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

FIDELITY VIP OVERSEAS PORTFOLIO -- The Overseas Portfolio of Fidelity VIP seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- The T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

SELECT AGGRESSIVE GROWTH FUND -- The Select Aggressive Growth Fund of the Trust seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

SELECT CAPITAL APPRECIATION FUND -- The Select Capital Appreciation Fund of the Trust seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund invests primarily in common stock of industries and companies which are believed to be experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser for the Select Capital Appreciation Fund is Janus Capital Corporation.

SMALL-MID CAP VALUE FUND -- The Small-Mid Cap Value Fund of the Trust seeks long-term growth by investing principally in a diversified portfolio of common stocks of small and mid-size companies whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

SELECT GROWTH FUND -- The Select Growth Fund of the Trust seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

GROWTH FUND -- The Growth Fund of the Trust is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Growth Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.

FIDELITY VIP GROWTH PORTFOLIO -- The Growth Portfolio of Fidelity VIP seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

EQUITY INDEX FUND -- The Equity Index Fund of the Trust seeks to provide investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks.

SELECT GROWTH AND INCOME FUND -- The Select Growth and Income Fund seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.


FIDELITY VIP EQUITY-INCOME PORTFOLIO -- The Equity-Income Portfolio of Fidelity VIP seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.


FIDELITY VIP II ASSET MANAGER PORTFOLIO -- The Asset Manager Portfolio of Fidelity VIP II seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.


FIDELITY VIP HIGH INCOME PORTFOLIO -- The High Income Portfolio of Fidelity VIP seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities often are considered to be speculative, and involve greater risk of default or price changes than securities assigned a high quality rating. See the Fidelity VIP prospectus.


INVESTMENT GRADE INCOME FUND -- The Investment Grade Income Fund of the Trust is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.

GOVERNMENT BOND FUND -- The Government Bond Fund of the Trust has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

MONEY MARKET FUND -- The Money Market Fund of the Trust is invested in a diversified portfolio of high-quality, short-term money market instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH BEST WILL MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE AND DGPF, ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If there is a material change in the investment policy of a Fund, the Owner will be notified of the change. If the Owner has accumulated Value allocated to that Fund, he or she may have the Accumulated Value reallocated without charge to another Fund or to the Fixed Account, where available, on written request received by the Company within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of the Owner's right to transfer.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY SERVICES TO THE TRUST. The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into an agreement ("Management Agreement") with Allmerica Investment Management Company, Inc. ("Manager") to handle the day-to-day affairs of the Trust. The Manager, subject to review by the Trustees, is responsible for the general management of the Funds of the Trust. The Manager also performs certain administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with the Manager.

Other than the expenses specifically assumed by the Manager under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 ("1933 Act"), other fees payable to the SEC, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commissions, fees and expenses of the Trustees who are not affiliated with the Manager, expenses for proxies, prospectuses, reports to shareholders, and other expenses.

For providing its services under the Management Agreement, the Manager will receive a fee, computed daily at an annual rate based on the average daily net asset value of each Fund of the Trust as follows:

Select International Equity             *
Fund                                                   1.00%

Select Aggressive Growth Fund           *              1.00%

Select Capital Appreciation             *
Fund                                                   1.00%

                                First $100
Small-Mid Cap Value Fund        million                1.00%
                                $100 - 250
                                million                0.85%
                                $250- $500
                                million                0.80%
                                $500 - $750
                                million                0.75%
                                Over $750 million      0.70%

Select Growth Fund                      *              0.85%

Growth Fund                     First $50 million      0.60%
                                $50 - 250 million      0.50%
                                Over $250 million      0.35%

Equity Index Fund               First $50 million      0.35%
                                $50 - 250 million      0.30%
                                Over $250 million      0.25%

Select Growth and Income Fund           *              0.75%

Investment Grade Income Fund    First $50 million      0.50%
                                $50 - 250 million      0.35%
                                Over $250 million      0.25%

Government Bond Fund                    *              0.50%

Money Market Fund               First $50 million      0.35%
                                $50 - 250 million      0.25%
                                Over $250 million      0.20%

* For the Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, and Select Growth and Income Fund, each rate applicable to the Manager does not vary according to the level of assets in the Fund.

The Manager's fee, computed for each Fund, will be paid from the assets of such Fund. Pursuant to the Management Agreement with the Trust, the Manager has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds of the Trust. Under the Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. The terms of a Sub-Adviser Agreement cannot be materially changed without the approval of a majority in interest of the shareholders of the affected Fund. The Manager is solely responsible for the payment of all fees for investment management services to the Sub-Advisers. Allmerica Asset Management, Inc., the Sub-Adviser for the Equity Index Fund, the Investment Grade Fund, the Government Bond Fund and the Money Market Fund, is an indirect wholly owned subsidiary of AFC and an affiliate of the Company.

The Sub-Advisers and the fees they receive from the Manager (computed daily at an annual rate based on the average daily net asset value of each Fund), are as follows:


SUB-ADVISER                                               FUND                       NET ASSET VALUE        RATE
----------------------------------------  -------------------------------------  -----------------------  ---------

Bank of Ireland Asset Management          Select International Equity Fund       First $50 million            0.45%
(U.S.) Limited                                                                   Next $50 million             0.40%
                                                                                 Over $100 million            0.30%

Nicholas-Applegate Capital                Select Aggressive Growth Fund                    **                 0.60%
Management, L.P.

Janus Capital Corporation                 Select Capital Appreciation Fund       First $100 million           0.60%
                                                                                 Over $100 million            0.55%

CRM Advisors, LLC                         Small-Mid Cap Value Fund               First $100 million           0.60%
                                                                                 $100 - 250 million           0.50%
                                                                                 $250- $500 million           0.40%
                                                                                 $500 - $750 million         0.375%
                                                                                 Over $750 million            0.35%

Putnam Investment Management, Inc.        Select Growth Fund                     First $50 million            0.50%
                                                                                 $50 - 150 million            0.45%
                                                                                 $150 - 250 million           0.35%
                                                                                 $250 - 350 million           0.30%
                                                                                 Over $350 million            0.25%

Miller, Anderson & Sherrerd, LLP          Growth Fund                                       *                 *

Allmerica Asset Management, Inc.          Equity Index Fund                                **                 0.10%

John A. Levin & Co., Inc.                 Select Growth and Income Fund          First $100 million           0.40%
                                                                                 Next $200 million            0.25%
                                                                                 Over $300 million**          0.30%

Allmerica Asset Management, Inc.          Investment Grade Income Fund                     **                 0.20%

Allmerica Asset Management, Inc.          Government Bond Fund                             **                 0.20%

Allmerica Asset Management, Inc.          Money Market Fund                                **                 0.10%


 * The Manager will pay a fee to Miller, Anderson & Sherrerd LLP based on the aggregate assets of the Growth Fund and certain other accounts of First Allmerica and its affiliates (collectively, the "Affiliated Accounts") which are managed by Miller, Anderson & Sherrerd LLP, under the following schedule:

  AGGREGATE AVERAGE NET
          ASSETS              RATE
--------------------------  ---------
First $50 million             0.500  %

$50 - 100 million             0.375  %

$100 - 500 million            0.250  %

$500 - 850 million            0.200  %

Over $850 million             0.150  %

** For the Investment Grade Income Fund, Money Market Fund, Equity Index Fund,
   Government Bond Fund, and Select Aggressive Growth Fund, each rate applicable to the Sub-Advisers does not vary according to the level of assets in the Fund.

The prospectus of the Trust contains additional information concerning the Funds, including information about additional expenses paid by the Funds, and should be read in conjunction with this Prospectus.

INVESTMENT ADVISORY SERVICES TO FIDELITY VIP AND FIDELITY VIP II -- For managing investments and business affairs, each Portfolio pays a monthly fee to FMR. The prospectuses of Fidelity VIP and VIP II contain additional information concerning the Portfolios, including information about additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

The Fidelity VIP High Income Portfolio pays a monthly fee to FMR at an annual fee rate made up of the sum of two components:

1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. On an annual basis this rate cannot rise above 0.37%, and drops as total assets in all these funds rise.

2. An individual fund fee rate of 0.45% of the Fidelity VIP High Income Portfolio's average net assets throughout the month.

One-twelfth of the annual management fee rate is applied to net assets averaged over the most recent month, resulting in a dollar amount which is the management fee for that month.

The fee rates of the Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP II Asset Manager and Fidelity VIP Overseas Portfolios each are made of two components:

1. A group fee rate based on the monthly average net assets of all of the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets in all these mutual funds rise.

2. An individual Portfolio fee rate of 0.20% for the Fidelity VIP Equity-Income Portfolio, 0.30% for the Fidelity VIP Growth Portfolio, 0.25% for the Fidelity VIP II Asset Manager Portfolio and 0.45% for the Fidelity VIP Overseas Portfolio.

One-twelfth of the sum of these two rates is applied to the respective Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

Thus, the Fidelity VIP High Income Portfolio may have a fee as high as 0.82% of its average net assets. The Fidelity VIP Equity-Income Portfolio may have a fee as high as 0.72% of its average net assets. The Fidelity VIP Growth Portfolio may have a fee as high as 0.82% of its average net assets. The Fidelity VIP II Asset Manager Portfolio may have a fee as high as 0.77% of its average net assets. The Fidelity VIP Overseas Portfolio may have a fee as high as 0.97% of its average net assets. The actual fee rate may be less depending on the total assets in the funds advised by FMR.

INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE. The Investment Adviser for the International Stock Portfolio is Rowe Price-Fleming International, Inc. ("Price-Fleming"). Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of America's largest international mutual fund asset managers with approximately $25 billion under management in its offices in Baltimore, London, Tokyo and Hong Kong. To cover investment management and operating expenses, the T. Rowe Price International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.

INVESTMENT ADVISORY SERVICES TO DGPF. Each Series of DGPF pays an investment adviser an annual fee for managing the Portfolios and making the investment decisions for the Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). The annual fee paid by the International Equity Series to Delaware International is equal to 0.75% of the average daily net assets of the Series.

                              WHAT IS AN ANNUITY?


In general, an annuity is a policy designed to provide a retirement income in the form of monthly payments for the lifetime of the purchaser or an individual chosen by the purchaser. The retirement income payments are called "annuity benefit payments" and the individual receiving the payments is called the "Annuitant." Annuity benefit payments may begin immediately after a lump sum purchase is made or may begin after an investment period during which the amount necessary to provide the desired amount of retirement income is accumulated.


Under an annuity policy, the insurance company assumes a mortality risk and an expense risk. The mortality risk arises from the insurance company's guarantee that annuity payments will continue for the life of the Annuitant, regardless of ow long the Annuitant lives or how long all Annuitants as a group live. The expense risk arises from the insurance company's guarantee that charges will not be increased beyond the limits specified in the policy, regardless of actual costs of operations.


The Policy Owner's purchase payments, less any applicable deductions, are invested by the insurance company. After retirement, annuity payments are paid to the Annuitant for life or for such other period chosen by the Policy Owner. In the case of a "fixed" payout annuity, the value of these annuity payments is guaranteed by the insurance company, which assumes the risk of making the investments to enable it to make the guaranteed payments. For more information about fixed payout annuities see "APPENDIX A. MORE INFORMATION ABOUT THE GENERAL ACCOUNT." With a variable annuity payout, the value of the Policy and the annuity payments are not guaranteed but will vary depending on the investment performance of a portfolio of securities. Any investment gains or losses are reflected in the value of the Policy and in the annuity benefit payments. If the portfolio increases in value, the value of the Policy increases. If the portfolio decreases in value, the value of the Policy decreases.


                             CHARGES AND DEDUCTIONS

Deductions under the Policy and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the Prospectus and Statement of Additional Information of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF.

A. CONTINGENT DEFERRED SALES CHARGE.

No charge for sales expense is deducted from purchase payments at the time the payments are made. However, a contingent deferred sales charge is deducted from the Accumulated Value of the Policy in the case of surrender and/or partial redemption of the Policy or at the time annuity payments begin, within certain time limits described below.

For purposes of determining the contingent deferred sales charge, the Policy Value is divided into three categories: (1) New Payments -- purchase payments received by the Company during the nine years preceding the date of the surrender; (2) Old Payments -- purchase payments not defined as New Payments; and (3) Earnings -- the amount of Policy Value in excess of all purchase payments that have not been previously surrendered. For purposes of determining the amount of any contingent deferred sales charge, surrenders will be deemed to be taken first from Old Payments, then from New Payments. Old Payments may be withdrawn from the Policy at any time without the imposition of a contingent deferred sales charge. If a withdrawal is attributable all or in part to New Payments, a contingent deferred sales charge may apply.

Where permitted by state law, no contingent deferred sales charge is imposed, and no commissions are paid, on Policies issued after December 31, 1992, where the Policy Owner and Annuitant as of the date of application are both within the following class of individuals:

All employees of the Company located at the Company's home office (or at off-site locations if such employees are on the Company's home office payroll); all directors of the Company; all retired employees;

all spouses and immediate family members of such employees, directors and retirees, who reside in the same household; and beneficiaries who receive a death benefit under a deceased employee's or retiree's progress sharing plan.

For purposes of the above class of individuals, "the Company" includes its affiliates and subsidiaries; "immediate family members" means children, siblings, parents and grandparents; "retirement date" means an employee's early, normal or late retirement date, as defined in the First Allmerica's Companies Pension Plan or any successor plan; and "progress sharing plan" means the First Allmerica Financial Life Insurance Company Incentive and Profit Sharing Plan or any successor plan.

CHARGES FOR SURRENDER AND PARTIAL REDEMPTION. If a Policy is surrendered, or if New Payments are redeemed, while the Policy is in force and before the Annuity Date, a contingent deferred sales charge may be imposed. The amount of the charge will depend upon the number of years that the New Payments, if any, to which the withdrawal is attributed have remained credited under the Policy. Amounts withdrawn are deducted first from Old Payments. Then, for the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the earliest New Payment and then from the next earliest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See "FEDERAL TAX CONSIDERATIONS" for a discussion of how withdrawals are treated for income tax purposes.)

The Contingent Deferred Sales Charges are as follows:

 YEARS FROM DATE OF      CHARGE AS PERCENTAGE OF
 PAYMENT TO DATE OF           NEW PAYMENTS
      WITHDRAWL                 WITHDRAWN
---------------------  ---------------------------
         0-2                       8%
          3                        7%
          4                        6%
          5                        5%
          6                        4%
          7                        3%
          8                        2%
          9                        1%
     more than 9                   0%

The amount redeemed equals the amount requested by the Policy Owner plus the charge, if any. The charge is applied as a percentage of the New Payments redeemed, but in no event will the total contingent deferred sales charge exceed a maximum limit of 8% of total gross New Payments. Such total charge equals the aggregate of all applicable contingent deferred sales charges for surrender, partial redemptions, and annuitization.

FREE WITHDRAWAL AMOUNTS. In each calendar year, the Company will waive the contingent deferred sales charge, if any, on an amount ("Free Withdrawal Amount") equal to the greatest of (1), (2) or (3):

Where (1) is: The Accumulated Value as of the Valuation Date coincident with or next following the date of receipt of the request for withdrawal, reduced by total gross payments not previously redeemed ("Cumulative Earnings");

Where (2) is: 10% of the Accumulated Value as of the Valuation Date coincident with or next following the date of receipt of the request for withdrawal, reduced by the total amount of any prior partial redemptions made in the same calendar year to which no contingent deferred sales charge was applied;

Where (3) is: The amount calculated under the Company's life expectancy distribution (see "Life Expectancy Distributions," below), whether or not the withdrawal was part of such distribution (applies only if the Owner and Annuitant are the same individual).

For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Free Withdrawal Amount of $1,530, which is equal to the greatest of:

(1) Cumulative Earnings ($1,000);

(2) 10% of Accumulated Value ($1,500); or

(3) LED of 10.2% of Accumulated Value ($1,530).

The Free Withdrawal Amount will be deducted first from Cumulative Earnings. If the Free Withdrawal Amount exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously redeemed on a last-in-first-out ("LIFO") basis. If more than one partial withdrawal is made during the year, on each subsequent withdrawal the Company will waive the contingent deferred sales load, if any, until the entire Free Withdrawal Amount has been redeemed.

LIFE EXPECTANCY DISTRIBUTIONS. An Owner who is also the Annuitant may elect to make a series of systematic withdrawals from the Policy according to a life expectancy distribution ("LED"), by returning a properly signed LED request form to the Principal Office. The LED permits the Owner to make systematic withdrawals from the Policy over his or her lifetime. The amount withdrawn from the Policy changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years.

If an Owner elects the LED option, in each Policy year a fraction of the Accumulated Value is withdrawn from the Policy based on the Owner's then life expectancy. The numerator of the fraction is 1 (one), and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value of the Policy at the beginning of the year to determine the amount to be distributed during the year. The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual distributions, and may terminate the LED at any time. The Owner also may elect to receive distributions under a LED which is determined on the joint life expectancy of the Owner and a beneficiary. The Company also may offer other systematic withdrawal options.

If an Owner makes withdrawals under the LED option prior to age 59 , the withdrawals may be treated by the IRS as premature distributions from the Policy. The payments would then be taxed on an "income first" basis, and be subject to a 10% federal tax penalty. For more information, see "FEDERAL TAX CONSIDERATIONS," "B. Taxation of the Policies in General."

SURRENDERS. In the case of a complete surrender, the amount received by the Owner is equal to the entire Accumulated Value under the Policy, net of the applicable contingent deferred sales charge on New Payments, the Policy fee, and any tax withholding, if applicable. Subject to the same rules that are applicable to partial redemptions, the Company will not assess a contingent deferred sales charge on a Free Withdrawal Amount. Because Old Payments count in the calculation of the Free Withdrawal Amount, if Old Payments equal or exceed the Free Withdrawal Amount, the Company may assess the full applicable contingent deferred sales charge on New Payments.

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Policy on a terminating employee, the trustee will be permitted to reallocate all or a part of the total Accumulated Value under the Policy to other policies issued by the Company and owned by the trustee, with no deduction for any otherwise applicable contingent deferred sales charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the valuation date on which a written, signed request is received at the Principal Office.

For further information on surrender and partial redemption, including minimum limits on amount redeemed and amount remaining under the Policy in the case of partial redemption, and important tax considerations, see "C. Surrender" and "D. Partial Redemption" under "THE VARIABLE ANNUITY POLICIES," and see "FEDERAL TAX CONSIDERATIONS."

CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN. If a period certain option is chosen (Option V or the comparable fixed annuity option), a contingent deferred sales charge will be deducted from the Accumulated Value of the Policy if the Annuity Date occurs at any time during the surrender charge period. Such charge is the same as that which would apply had the policy been surrendered on the Annuity Date.

No contingent deferred sales charge is imposed at the time of annuitization in any policy year under an option involving a life contingency (Options I, II, III, IV-A, IV-B or the comparable fixed annuity options) or involving a non-commutable period certain of a duration of ten years or more.

SALES EXPENSE. The Company pays sales commissions, not to exceed 6% of purchase payments, to entities which sell the Policies. To the extent permitted by NASD rules, expense reimbursement allowances and additional payments for other services not directly related to the sale of the Policies, including the recruitment and training of personnel, production of promotional literature, and similar services may also be made.

The Company intends to recoup the commissions and other sales expenses through a combination of anticipated contingent deferred sales charges, described above, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to Owners or to the Separate Account. Any contingent deferred sales charges assessed on a Policy will be retained by the Company. Alternative commission schedules are available with lower initial commission amounts based on purchase payments, plus ongoing annual compensation of up to 1% of policy value.

B. PREMIUM TAXES.

Some states and municipalities impose a premium tax on variable annuity policies. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

(1) if the premium tax was paid by the Company when purchase payments were received, to the extent permitted in the Policy the premium tax charge is deducted on a pro-rata basis when partial withdrawals are made, upon surrender of the Policy, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for these Policies at the time the purchase payments are received); or

(2) the premium tax charge is deducted when annuity benefit payments begin.

If no amount for premium tax was deducted at the time the purchase payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Policy value at the time such determination is made.

C. POLICY FEE.

A $30 Policy fee currently is deducted on the Policy anniversary date and upon full surrender of the Policy when the Accumulated Value is $50,000 or less. The Policy fee is not deducted after annuitization. The Policy fee currently is waived for Policies issued to a trustee of a 401(k) plan, but the Company reserves the right to impose the Policy fee on such Policies.

Where Policy value has been allocated to more than one account (General Account and/or one or more of the Sub-Accounts), a percentage of the total Policy fee will be deducted from the Policy value in each account. The portion of the charge deducted from each account will be equal to the percentage which the Policy value in that account represents of the total Accumulated Value under the Policy. The deduction of the Policy fee will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that account.

D. ANNUAL CHARGES AGAINST SEPARATE ACCOUNT ASSETS.

Mortality and Expense Risk Charge -- The Company makes a charge of 1.25% on an annual basis of the daily value of each Sub-Account's assets to cover the mortality and expense risk which the Company assumes in relation to the variable portion of the Policies. The charge is imposed during both the accumulation period and the annuity period. The mortality risk arises from the Company's guarantee that it will make annuity payments in accordance with annuity rate provisions established at the time the Policy is issued for the life of the Annuitant (or in accordance with the annuity option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity phase on all Policies, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Policies and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be .80% for mortality risk and .45% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily charge at an annual rate of 0.20% of the average daily net assets of the Sub-Account. The charge is imposed during both the accumulation period and the annuity period. The daily Administrative Expense Charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. However, there is no direct relationship between the amount of administrative expenses imposed on a given policy and the amount of expenses actually attributable to that policy.

Deductions for the Policy Fee (described under C. Policy Fee) and for the Administrative Expense Charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Separate Account and the Policies include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

TRANSFER CHARGE. The Company currently makes no charge for transfers. The Company guarantees that the first twelve transfers in a Policy Year will be free of charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer. If the policy owner has elected automatic transfers, the first automatic transfer will count as one transfer which are guaranteed to be free of charge.

If the Policy Owner has elected automatic transfers, the first automatic transfer will count as one transfer towards the twelve transfers which are guaranteed to be free of charge. of the other Sub-Accounts or (b) in order to reallocate Policy Value among the Sub-Accounts. The first automatic transfer counts as one transfer towards the six transfers which are guaranteed to be free in each policy year. For more information, see "The Policy Transfer Privilege."

OTHER CHARGES. Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The Prospectus and Statement of Additional Information of the Trust, Fidelity VIP,

Fidelity VIP II, T. Rowe Price and DGPF contain additional information concerning expenses of the Underlying Funds.

                         THE VARIABLE ANNUITY POLICIES

The Policies are designed for use in connection with several types of retirement plans as well as for sale to individuals. Participants under such plans, as well as Policy Owners, Annuitants, and beneficiaries, are cautioned that the rights of any person to any benefits under such Policies may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policies.

The Policies offered by the Prospectus may be purchased from representatives of Allmerica Investments, Inc., a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. (NASD). Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts, 01653, is wholly-owned by the Company. The Policies also may be purchased from certain independent broker-dealers which are NASD members.

Policy Owners may direct any inquiries to Annuity Client Services, First Allmerica Financial Life Insurance Company, 440 Lincoln Street, Worcester, Massachusetts 01653.

A. PURCHASE PAYMENTS.

Purchase payments are payable to the Company. The initial payment will be credited to the Policy as of the date that the properly completed application which accompanies the payment is received by the Company at its principal office. If an application is incomplete, or does not specify how payments are to be allocated among the Accounts, the initial purchase payment will be returned within five business days. After a policy is issued, Accumulation Units will be credited to the Policy at the unit value computed as of the Valuation Date that a purchase payment is received at the Company's principal office.

Purchase payments are not limited as to frequency and number, but there are certain limitations as to amount. Generally, the initial payment must be at least $600. Under a salary deduction or a monthly automatic payment plan, the minimum initial payment is $50. In all cases, each subsequent payment must be at least $50. Where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Policy on the employee, if the plan's average annual contribution per eligible plan participant is at least $600. Total payments may not exceed the maximum limit specified in the Policy. If the payments are divided among two or more accounts, a net amount of at least $10 of each payment must be allocated to each account.

Generally, payments will be allocated among the Sub-Accounts according to the Policy Owner's instructions when the Policy is issued. However, for the first 14 days following the date of issue, all Separate Account allocations will be held in Sub-Account 3 (the Money Market Fund of the Trust). Thereafter, all amounts will be allocated according to the Policy Owner's instructions. The Policy Owner may change allocation instructions for new payments pursuant to written or telephone request. If telephone requests are elected by the Policy Owner, a properly completed authorization form must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of a Policy Owner identify themselves by name and identify the Annuitant by name, date of birth and social security number. All transfer instructions by telephone are tape recorded.

B. RIGHT TO REVOKE INDIVIDUAL RETIREMENT ANNUITY.

An individual purchasing a Policy intended to qualify as an IRA may revoke the Policy at any time within ten days after receipt of the Policy and receive a refund. In order to revoke the Policy, the Owner must mail or deliver the Policy to the agent through whom the Policy was purchased, to the Principal Office at

440 Lincoln Street, Worcester, MA 01653, or to an authorized representative. Mailing or delivery must occur within ten days after receipt of the Policy for revocation to be effective.

Within seven days, the Company will provide a refund equal to the greater of (1) gross payments, or (2) the Accumulated Value plus any amounts deducted under the Policy or by the Underlying Funds for taxes, charges or fees.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

C. RIGHT TO REVOKE ALL OTHER POLICIES.

In Georgia, Idaho, Indiana, Michigan, Missouri, North Carolina, Oklahoma, Oregon, South Carolina, Texas, Utah, Washington and West Virginia, an Owner may revoke the Policy at any time within ten days (20 days in Idaho) after receipt of the Policy, and receive a refund as described under "B. Right to Revoke Individual Retirement Annuity," above.

In all other states, an Owner may return the Policy at any time within ten days (or the number of days required by state law if more than ten) after receipt of the Policy. The Company will pay to the Owner an amount equal to the sum of (1) the difference between the amount paid, including fees, and any amount allocated to the Variable Account, and (2) the Accumulated Value of amounts allocated to the Variable Account as of the date the request is received. If the Policy was purchased as an IRA, the IRA revocation right described above may be utilized in lieu of the special surrender right.

D. TRANSFER PRIVILEGE.

At any time prior to the Annuity Date, subject to the Company's then current rules, an Owner may have amounts transferred among the Sub-Accounts or between a Sub-Account and the General Account, where available. Transfer values will be effected at the Accumulation Value next computed after receipt of the transfer order. The Company will make transfers pursuant to written request or, if a properly completed authorization is on file, pursuant to a telephone request.

Currently, the Company makes no charge for transfers. The first 12 transfers in a Policy year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Policy year, the Company reserves the right to assess a charge, guaranteed not to exceed $25, to reimburse it for the expense of processing transfers.

Except for transfers made under the automatic transfer option (Dollar Cost Averaging) and for transfers made under policies issued to residents of Texas, no transfers from the General Account are permitted except during the 30-day period beginning on each policy anniversary. During this 30-day "window" period, any amount (up to 100%) of the policy value may be transferred. In Texas, transfers from the Fixed Account are also permitted if there has been at least a ninety day period since the last transfer from the General Account and the amount of the transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value.

The Company reserves the right to impose limitations on transfers including, but not limited to (1) the minimum amount that may be transferred, (2) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account, (3) the minimum period of time between transfers involving the General Account, and (4) the maximum amount that may be transferred each time from the General Account.

The Owner may elect automatic transfers of a pre-determined dollar amount (Dollar Cost Averaging), not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from the Sub-Account investing in the Money Market Fund or the Government Bond Fund (the "source account") to one or more of the Sub-Accounts. Automatic transfers may not be made into the General Account or, if applicable, the Sub-Account being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically and the Owner must provide a new request to the Company.

The General Account may be used as the source account from which automatic transfers can be made provided that (1) the amount of each monthly transfer cannot exceed 10% of the value in the General Account as of the date of the first transfer; (2) the amount of each bi-monthly transfer cannot exceed 20% of the value of the General Account as of the date of the first transfer and (3) each quarterly transfer cannot exceed 25% of the value in the General Account as of the date of the first transfer.

The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as requested by the Owner, the Company will review the percentage allocations in the Sub-Accounts and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate the option is received by the Company.

The Company reserves the right to limit the number of Sub-Accounts that may be utilized for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. The first automatic transfer and all subsequent transfers of that request in the same Policy year count as one transfer towards the 12 transfers which are guaranteed to be free of a transfer charge each Policy year. Currently, automatic transfers and automatic rebalancing may not be in effect simultaneously.

E. SURRENDER.

At any time prior to the Annuity Date, an Owner may surrender the Policy and receive its Accumulated Value, less applicable charges ("Surrender Amount"). The Owner must return the Policy and a signed, written request for surrender, satisfactory to the Company to the Principal Office. The amount payable to the Owner upon surrender will be based on the Accumulated Value of the Policy as of the Valuation Date on which the request and the Policy are received at the Principal Office.

Before the Annuity Date, a contingent deferred sales charge may be deducted when a Policy is surrendered if payments have been credited to the Policy during the last nine full Policy years. See "CHARGES AND DEDUCTIONS." The Policy fee will be deducted upon surrender of the Policy.

After the Annuity Date, only Policies under which a commutable period certain option (as specified in Annuity Option V)is elected may be surrendered. The Surrender Amount is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No contingent deferred sales charge is imposed after the Annuity Date.

Any amount surrendered is normally payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and partial redemptions of amounts in each Sub-Account during any period which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has by order permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of each Separate Account is not reasonably practicable.

The right is reserved by the Company to defer surrenders and partial redemptions of amounts allocated to the Company's General Account for a period not to exceed six months.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted; see "Tax-Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from surrender, see "FEDERAL TAX CONSIDERATIONS."

F. PARTIAL REDEMPTION.

At any time prior to the Annuity Date, an Owner may redeem a portion of the Accumulated Value of his or her Policy, subject to the limits stated below. The Owner must file a signed, written request for redemption, satisfactory to the Company, at the Principal Office. The written request must indicate the dollar amount the Owner wishes to receive and the account from which such amount is to be redeemed. The amount redeemed equals the amount requested by the Owner plus any applicable contingent deferred sales charge, as described under "CHARGES AND DEDUCTIONS."

Where allocations have been made to more than one account, a percentage of the partial redemption may be allocated to each such account. A partial redemption from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount redeemed, computed as of the Valuation Date that the request is received at the Principal Office.

Each partial redemption must be in a minimum amount of $100. No partial redemption will be permitted if the Accumulated Value remaining under the Policy would be reduced to less than $1,000. Partial redemptions will be paid in accordance with the time limitations described under "E. Surrender."

After the Annuity Date, only Policies under which a period certain option has been elected may be partially redeemed. A partial redemption after the Annuity Date will result in cancellation of a number of Annuity Units equivalent in value to the amount redeemed.

For important restrictions on withdrawals which are applicable to Owners who are participants under Section 403(b) plans or under the Texas ORP, see "Tax-Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from partial redemptions, see "FEDERAL TAX CONSIDERATIONS."

G. DEATH BENEFIT.


If the Annuitant dies (or an Owner predeceases the Annuitant) prior to the Annuity Date while the Policy is in force, a death benefit will be paid to the beneficiary, except where the Policy continues as provided in "H. The Spouse of the Owner as Beneficiary." Upon death of the Annuitant (including an Owner who is also the Annuitant), the death benefit is equal to the greatest of (1) the Accumulated Value under the Policy next determined following receipt of due proof of death at the Principal Office, or (2) the total amount of gross payments made under the Policy reduced proportionally to reflect the amount of all prior partial withdrawals, or (3) the death benefit that would have been payable on the most recent fifth year Policy anniversary, increased for subsequent purchase payments and reduced proportionally to reflect withdrawals after that date. A partial withdrawal will reduce the gross payments available as a death benefit under (2) in the same proportion that the Accumulated Value was reduced on the date of withdrawal. For each withdrawal, the reduction is calculated by multiplying the total amount of gross payments by a fraction, the numerator of which is the amount of the partial withdrawal and the denominator of which is the Accumulated Value immediately prior to the withdrawal. For example, if gross payments total $8,000 and a $3,000 withdrawal is made when the Accumulated Value is $12,000, the proportional reduction of gross payments available as a death benefit is calculated as follows: The Accumulated Value is reduced by 1/4 (3,000 divided by 12,000); therefore, the gross amount available as a death benefit under (2) also will be reduced by 1/4 (8,000 times 1/4 equals $2,000), so that the $8,000 gross payments are reduced to $6,000. Payments made after a withdrawal will increase the death benefit available under (2) by the amount of the payment.


A partial withdrawal after the most recent fifth year Policy anniversary will decrease the death benefit available under (3) in the same proportion that the Accumulated Value was reduced on the date of the withdrawal. For example, if the death benefit that would have been payable on the most recent fifth year

Policy anniversary is $12,000 and partial withdrawals totaling $5,000 are made thereafter when the Accumulated Value is $15,000, the proportional reduction of death benefit available under (3) is calculated as follows: The Accumulated Value is reduced by 1/3 (5,000 divided by 15,000); therefore, the death benefit that would have been payable on the most recent fifth year Policy anniversary will also be reduced by 1/3 (12,000 times 1/3 or $4,000), so that the death benefit available under (3) will be $8,000 ($12,000 minus $4,000). Payments made after the most recent fifth year Policy anniversary will increase the death benefit available under (3) by the amount of the payment. Upon death of an Owner who is not the Annuitant, the death benefit is equal to the Accumulated Value of the Policy next determined following receipt of due proof of death received at the Principal Office.

The death benefit generally will be paid to the beneficiary in one sum. The beneficiary may, however, by written request, elect one of the following options:

  (1) The payment of the one sum may be delayed for a period not to exceed five years from the date of death.

  (2) The death benefit may be paid in installments. Payments must begin within one year from the date of death, and are payable over a period certain not extended beyond the life expectancy of the beneficiary.

  (3) All or a portion of the death benefit may be used to provide a life annuity for the beneficiary. Benefits must begin within one year from the date of death and are payable over a period not extended beyond the life expectancy of the beneficiary. Any annuity benefits will be provided in accordance with the annuity options of the Policy.

If there is more than one beneficiary, the death benefit will be paid to such beneficiaries in one sum unless the Company consents to pay an annuity option chosen by the beneficiaries.

With respect to any death benefit, the Accumulated Value under the Policy shall be based on the unit values next computed after due proof of death has been received at the Principal Office. If the beneficiary elects to receive the death benefit in one sum, the death benefit will be paid within seven business days. If the beneficiary (other than a spousal beneficiary of an IRA, See "H. The Spouse of the Owner as Beneficiary," below) has not elected an annuity option within one year from the date notice of death is received by the Company, the Company will pay the death benefit in one sum. The death benefit will reflect any earnings or losses experienced during the period and any withdrawals.

If the Annuitant's death occurs on or after the Annuity Date but before the completion of all guaranteed monthly annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death. If there is more than one beneficiary, the commuted value of the payments, computed on the basis of the assumed interest rate incorporated in the annuity option table on which such payments are based, shall be paid to the beneficiaries in one sum.

H. THE SPOUSE OF THE OWNER AS BENEFICIARY.

If the Owner's spouse is named as beneficiary ("spousal beneficiary") and if the Owner dies (and predeceases the Annuitant if such Owner is not the Annuitant) prior to the Annuity Date while the Policy is in force, at the written request of the spousal beneficiary the death benefit will not be paid and the spousal beneficiary will become the new Owner (and, if the deceased Owner was also the Annuitant, the new Annuitant). All other rights and benefits provided in the Policy will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Policy upon such new Owner's death.

I. ASSIGNMENT.

The Policy may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive. Policies sold in connection with IRA plans and certain other qualified plans, however, are not assignable. For more information about these plans, see "FEDERAL TAX CONSIDERATIONS."

The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Policy is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Policy to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Policy. The interest of the Owner and of any beneficiary will be subject to any assignment.

J. ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE.

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Annuity benefit payments are determined according to the annuity tables in the Policy, by the annuity option selected, and by the investment performance of the Accounts selected.

To the extent a fixed annuity is selected, Accumulated Value will be transferred to the General Account of the Company, and the annuity benefit payments will be fixed in amount. See "APPENDIX A. MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

Under a variable annuity, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made each month. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each monthly payment will vary.

The annuity option selected must produce an initial payment of at least $50. If a combination of fixed and variable payments is selected, the initial payment on each basis must be at least $50. The Company reserves the right to increase these minimum amounts. If the annuity option selected does not produce initial payments which meet these minimums, the Company will pay the Accumulated Value in one sum. Once the Company begins making annuity payments, the Annuitant cannot make partial redemptions or surrender the annuity benefit, except in the case where a commutable period certain option (Option V or a comparable fixed option) has been chosen. Beneficiaries entitled to receive remaining payments for a "period certain" may elect to instead receive a lump sum settlement.

The Annuity Date is selected by the Owner. To the extent permitted in your state, the Annuity Date may be the first day of any month (1) before the Annuitant's 85th birthday, if the Annuitant's age at the date of issue of the Policy is 75 or under, or (2) within ten years from the date of issue of the Policy and before the Annuitant's 90th birthday, if the Annuitant's age at the date of issue is between 76 and 90. The Owner may elect to change the Annuity Date by sending a request to the Principal Office at least one month before the new Annuity Date. The new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday. The new Annuity Date must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. The Code and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. See "FEDERAL TAX CONSIDERATIONS" for further information.

If the Owner does not elect otherwise, annuity benefit payments will be made in accordance with Option I, a variable life annuity with 120 monthly payments guaranteed. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

K. DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS.



The Company currently provides the variable annuity payout options described below. Currently, variable annuity payout options may be funded through the Sub-Accounts investing in the Select Growth and Income Fund, the Equity Index Fund, the Growth Fund and the Money Market Fund.



The Company also provides fixed annuity payout options which are comparable to the variable annuity options. Regardless of how payments were allocated during the accumulation period, any one of the variable annuity payout options or the fixed-payout options may be selected, or any one of the variable annuity options may be selected in combination with any one of the fixed-amount annuity options. Other annuity options may be offered by the Company.


OPTION I -- VARIABLE LIFE ANNUITY WITH 120 MONTHLY PAYMENTS GUARANTEED. A variable annuity payable monthly during the lifetime of the payee with the guarantee that if the payee should die before 120 monthly payments have been paid, the monthly annuity benefit payments will continue to the beneficiary until a total of 120 monthly payments have been paid.

OPTION II -- VARIABLE LIFE ANNUITY. A variable annuity payable monthly only during the lifetime of the Annuitant. It would be possible under this option for the Annuitant to receive only one annuity benefit payment if the Annuitant dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if the Annuitant dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the lifetime of the Annuitant, no matter how long he or she lives.

OPTION III -- UNIT REFUND VARIABLE LIFE ANNUITY. A variable annuity payable monthly during the lifetime of the payee with the guarantee that if (1) exceeds
(2), then monthly variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in
(1).

  Where: (1) is the dollar amount of the Accumulated Value divided by the dollar amount of the first monthly payment (which determines the greatest number of payments payable to the beneficiary), and

         (2) is the number of monthly payments paid prior to the death of the payee.

OPTION IV-A -- JOINT AND SURVIVOR VARIABLE LIFE ANNUITY. A monthly variable annuity payable jointly to two payees during their joint lifetime, and then continuing during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant in the Policy or the beneficiary. There is no minimum number of payments under this option. See Option IV-B, below.

OPTION IV-B -- JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY. A monthly variable annuity payable jointly to two payees during their joint lifetime, and then continuing thereafter during the lifetime of the survivor. The amount of each monthly payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant in the Policy or the beneficiary. There is no minimum number of payments under this option. See Option IV-A, above.

OPTION V -- PERIOD CERTAIN VARIABLE ANNUITY. A monthly variable annuity payable for a stipulated number of years ranging from one to 30 years. This option may be commutable, that is, the payee reserves the right to receive a lump sum in place of installments, or it becomes non-commutable. The payee must reserve this right at the time benefits begin.

It should be noted that Option V does not involve a life contingency. In the computation of the payments under this option, the charge for annuity rate guarantees, which includes a factor for mortality risks, is made. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under Option V to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to

Owners who have elected Option V prior to the date of any change in this practice. See "FEDERAL TAX CONSIDERATIONS" for a discussion of the possible adverse tax consequences of selecting Option V.

L. NORRIS DECISION.

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a policy issued in connection with an employer-sponsored benefit plan affected by the Norris decision will be based on the greater of (1) the Company's unisex Non-Guaranteed Current Annuity Option Rates, or (2) the guaranteed male rates described in such Policy, regardless of whether the Annuitant is male or female.

Although the Company believes that the Supreme Court ruling does not affect Policies funding IRA plans that are not employer-sponsored, the Company will apply certain aspects of the ruling to annuity benefits under such Policies, except in those states in which it is prohibited. Such benefits will be based on
(1) the greater of the guaranteed unisex annuity rates described in the Policies, or (2) the Company's sex-distinct Non-Guaranteed Current Annuity Option Rates.

M. COMPUTATION OF POLICY VALUES AND ANNUITY BENEFIT PAYMENTS.

THE ACCUMULATION UNIT. Each net purchase payment is allocated to the accounts selected by the Owner. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the net purchase payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a partial redemption, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account and will reflect the investment performance, expenses and charges of its Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

The Accumulated Value under the Policy is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the General Account, if any.

ADJUSTED GROSS INVESTMENT RATE. At each Valuation Date an adjusted gross investment rate for each Sub-Account for the Valuation Period then ended is determined from the investment performance of that Sub-Account. Such rate is (1) the investment income of that Sub-Account for the Valuation Period, plus capital gains and minus capital losses of that Sub-Account for the Valuation Period, whether realized or unrealized, adjusted for provisions made for taxes, if any, divided by (2) the amount of that Sub-Account's assets at the beginning of the Valuation Period. The adjusted gross investment rate may be either positive or negative.

NET INVESTMENT RATE AND NET INVESTMENT FACTOR. The net investment rate for a Sub-Account's variable accumulations for any Valuation Period is equal to the adjusted gross investment rate of the Sub-Account for such Valuation Period decreased by the equivalent for such period of a charge equal to 1.40% per annum. This charge cannot be increased.

The net investment factor is 1.000000 plus the applicable net investment rate. The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

For an illustration of Accumulation Unit calculation using a hypothetical example see "ANNUITY BENEFIT PAYMENTS" in the SAI.

THE ANNUITY UNIT. On and after the Annuity Date the Annuity Unit is a measure of the value of the Annuitant's monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the product of (1) the net investment factor of the Sub-Account for the current Valuation Period, and (2) a factor to adjust benefits to neutralize the assumed interest rate. The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Policy.


DETERMINATION OF THE FIRST AND SUBSEQUENT ANNUITY BENEFIT PAYMENTS. The first monthly annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date the first annuity benefit payment is due. Variable annuity benefit payments are due on the first of a month which is the date the payment is to be received by the Annuitant, and currently are based on unit values as of the 15th day of the preceding month.


The Policy provides annuity rates which determine the dollar amount of the first monthly payment under each form of annuity for each $1,000 of applied value (Accumulated Value applied under a specific annuity option to provide annuity income payments, minus any applicable premium tax). The annuity rates in the Policy are based on a modification of the 1983(a) Individual Mortality Table on rates.

The amount of the first monthly payment depends upon the form of annuity selected, the sex (however, see "J. NORRIS Decision") and age of the Annuitant and the value of the amount applied under the annuity option. The variable annuity options offered by the Company are based on a 3.5% assumed interest rate. Variable payments are affected by the assumed interest rate used in calculating the annuity option rates. Variable annuity benefit payments will increase over periods when the actual net investment result of the Sub-Accounts funding the annuity exceeds the equivalent of the assumed interest rate for the period. Variable Annuity Benefit Payments will decrease over periods when the actual net investment result of the respective Sub-Account is less than the equivalent of the assumed interest rate for the period.

The dollar amount of the first monthly annuity benefit payment under a life contingency or a non-commutable period certain option of at least a ten-year option is determined by multiplying (1) the Accumulated Value applied under that option (after deduction for premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value. For any commutable period certain options and for non-commutable period certain options the Surrender Value less any premium tax is applied. The dollar amount of the first monthly variable annuity benefit payment is then divided by the value of an Annuity Unit of the selected Sub-Accounts to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option. In each subsequent month, the dollar amount of the variable annuity benefit payment is determined by multiplying this fixed number of Annuity Units by the value of an Annuity Unit on the applicable Valuation Date.

After the first payment, the dollar amount of each monthly variable annuity payment will vary with subsequent variations in the value of the Annuity Unit of the selected Sub-Accounts. The dollar amount of each fixed amount monthly annuity benefit payment is fixed and will not change, except under the joint and two-thirds survivor annuity option.

The Company may from time to time offer its Owners both fixed and variable annuity rates more favorable than those contained in the Policy. Any such rates will be applied uniformly to all Owners of the same class.

For an illustration of a variable annuity benefit payment calculation using a hypothetical example, see "ANNUITY BENEFIT PAYMENTS" in the SAI.


                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Policy, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the owner, annuitant, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. In addition, this discussion does not address state or local tax consequences that may be associated with this Policy.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS RECEIVED UNDER VARIABLE ANNUITY POLICIES IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS, AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.


The Company intends to make a charge for any effect which the income, assets, or existence of the Policy, the Separate Account or the Sub-Accounts may have upon its tax. The Variable Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Variable Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account were a separate taxable entity.



The Separate Account is considered a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates.


The IRS has issued regulations relating to the diversification requirements for variable annuity and variable life insurance policies under Section 817(h) of the Code. The regulations provide that the investments of a segregated asset account underlying a variable annuity policy are diversified adequately if no more than 55% of the value of its assets is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. If the investments are not adequately diversified, the income on a policy, for any taxable year of the owner, would be treated as ordinary income received or accrued by the owner. It is anticipated that the Series of DGPF will comply with the current diversification requirements. In the event that future IRS regulations and/or rulings would require Policy modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

A. QUALIFIED AND NON-QUALIFIED POLICIES.

From a federal tax viewpoint there are two types of variable annuity policies:
"qualified" policies and "non-qualified" policies. A qualified policy is one that is purchased in connection with a retirement plan which meets the requirements of Sections 401, 403, or 408 of the Code, while a non-qualified policy is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary, depending on whether they are made from a qualified policy or a non-qualified policy. For more information on the tax provisions applicable to qualified policies, see Section D below.

B. TAXATION OF THE POLICIES IN GENERAL.

The Company believes that the Policy described in this Prospectus will, with certain exceptions (see "Non-Natural Owner" below), be considered an annuity policy under Section 72 of the Code. This section governs the taxation of annuities. The following discussion concerns annuities subject to Section 72.

WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, any increase in the Policy's Accumulated Value is not taxable to the Owner until it is withdrawn from the Policy. If the Policy is surrendered or amounts are withdrawn prior to the annuity date, any withdrawal of investment gain in value over the cost basis of the Policy will be taxed as ordinary income. Under the current provisions of the Code, amounts received under an annuity policy prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first attributable to any investment gains credited to the policy over the taxpayer's "investment in the policy." Such amounts will be treated as gross income subject to federal income taxation. "Investment in the Policy" is the total of all payments to the Policy which were not excluded from the Owner's gross income less any amounts previously withdrawn which were not included in income. Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity policies issued by the same insurance company to the same owner during a single calendar year be treated as one policy in determining taxable distributions.

ANNUITY PAYOUTS AFTER ANNUITIZATION. When annuity benefit payments are commenced under the Policy, generally a portion of each payment may be excluded from gross income. The excludable portion generally is determined by a formula that establishes the ratio that the cost basis of the Policy bears to the expected return under the Policy. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all cost basis in the Policy is recovered, the entire payment is taxable. If the annuitant dies before the cost basis is recovered, a deduction for the difference is allowed on the annuitant's final tax return.


PENALTY ON DISTRIBUTION. A 10% penalty tax may be imposed on the withdrawal of investment gains if the withdrawal is made prior to age 59 1/2. The penalty tax will not be imposed on withdrawals taken on or after age 59 1/2, or if the withdrawal follows the death of the Owner (or, if the Owner is not an individual, the death of the primary Annuitant, as defined in the Code) or, in the case of the Owner's "total disability" (as defined in the Code). Furthermore, under Section 72 of the Code, this penalty tax will not be imposed, irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee. This requirement is met when the Owner elects to have distributions made over the Owner's life expectancy, or over the joint life expectancy of the Owner and beneficiary. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Any modification, other than by reason of death or disability, of distributions which are part of a series of substantially equal periodic payments that occurs before the Owner's age 59 1/2 or five years, will subject the Owner to the 10% penalty tax on the prior distributions.


In a Private Letter Ruling, the IRS took the position that where distributions from a variable annuity policy were determined by amortizing the accumulated value of the policy over the taxpayer's remaining life expectancy (such as under the Policy's LED option), and the option could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the Code. The distributions, therefore, were subject to the 10% federal penalty tax. This Private Letter Ruling may be applicable to an Owner who receives distributions under the LED option prior to age 59. Subsequent Private Letter Rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.

ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Policy to another individual as a gift prior to the Annuity Date, the Code provides that the Owner will incur taxable income at the time of the transfer. An exception is provided for certain transfers between spouses. The amount of taxable income upon such taxable transfer is equal to any investment gain in value over the Owner's cost basis at the time of the transfer. The transfer also is subject to federal gift tax provisions. Where the Owner and Annuitant are different persons, the change of ownership of the Policy to the Annuitant on the Annuity Date, as required under the Policy, is a gift and will be taxable to the Owner as such; however, the Owner will not incur taxable income. Instead, the Annuitant will incur taxable income upon receipt of annuity benefit payments as discussed above.

NON-NATURAL OWNERS. As a general rule, deferred annuity policies owned by "non-natural persons" (e.g., a corporation) are not treated as annuity policies for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity policies purchased with a single payment when the annuity date is no later than a year from the issue date or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity policy under a non-qualified deferred compensation plan.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity policies. Contributions and investment earnings are not taxable to employees until distributed. With respect to payments made after February 28, 1986, however, a policy owned by a state or local government or a tax-exempt organization will not be treated as an annuity under Section 72
 . In addition, plan assets are treated as property of the employer, and are subject to the claims of the employer's general creditors.

C. TAX WITHHOLDING.

The Code requires withholding with respect to payments or distributions from non-qualified policies and IRAs, unless a taxpayer elects not to have withholding. A 20% withholding requirement applies to distributions from most other qualified policies. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

The tax treatment of certain withdrawals or surrenders of the non-qualified Policies offered by this Prospectus will vary according to whether or not the amount withdrawn or surrendered is allocable to an investment in the Policy made before or after certain dates.

D. PROVISIONS APPLICABLE TO QUALIFIED EMPLOYER PLANS.

The tax rules applicable to qualified retirement plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity policy used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Policy. Before purchasing any annuity policy for use in funding a qualified plan, more specific information should be obtained.


A qualified Policy may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to an Owner of a non-qualified Contract. Individuals purchasing a qualified Policy should review carefully any such changes or limitations which may include restrictions to ownership, transferability, assignability, contributions, and distributions.


CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish similar plans for themselves and their employees. Employers intending to use qualified Policies in connection with such plans should seek competent advice as to the suitability of the Policy to their specific needs and as to applicable Code limitations and tax consequences.

The Company can provide prototype plans for certain pension or profit sharing plans for review by the plan's legal counsel. For information, ask your financial representative.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Policy will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Policy as described in this Prospectus. See "Right to Revoke All Other Policies."

Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) or Simple IRA plans for their employees using the employees IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs and may be deductible to the employer.


TAX-SHELTERED ANNUITIES ("TSAS"). Under the provisions of Section 403(b) of the Code, payments made to annuity Policies purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA policies should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the policies.


Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA policy after December 31, 1988, may not begin before the employee attains age 59, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA policy issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.

                        LOANS (QUALIFIED POLICIES ONLY)

Loans will be permitted only for TSAs and Policies issued to a plan qualified under Section 401(a) and 401(k) of the Code. Loans are made from the Policy's value on a pro-rata basis from all accounts. The maximum loan amount is the amount determined under the Company's maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Policy. Loans are subject to applicable retirement legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed, minimum guarantee loan assets account in the Company's General Account, where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years and must be made at least quarterly in substantially equal amounts. When repayments are received, they will be allocated pro-rata in accordance with the Owner's most recent allocation instructions.

The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

                                    REPORTS

An Owner is sent a report semi-annually which states certain financial information about the Underlying Funds. The Company will also furnish an annual report to the Owner containing a statement of his or her account, including unit values and other information required by applicable law, rules and regulations.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if, in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by an Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares corresponding to a new Underlying Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.


Shares of the Underlying Funds are sold to separate accounts of unaffiliated insurance companies ("shared funding") which issue variable annuity and variable life policies ("mixed funding"). It is conceivable that in the future such shared funding or mixed funding may be disadvantageous for variable life insurance owners or variable annuity owners. Although neither the Company nor any of the underlying investment companies currently foresees any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and the respective trustees intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken in response thereto.


If any of these substitutions or changes is made, the Company may, by appropriate endorsement, change the Policy to reflect the substitution or change and will notify Owners of all such changes. If the Company deems it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

The Company reserves the right, subject to compliance with applicable law, to
(1) transfer assets from Separate Account VA-K or Sub-Account to another of the Company's separate accounts or sub-accounts having assets of the same class, (2) to operate the Separate Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law, (3) to deregister the Separate Account under the 1940 Act in accordance with the requirements of the 1940 Act, and (4) to substitute the shares of any other registered investment company for the Underlying Fund shares held by a Sub-Account, in the event that Underlying Fund shares are unavailable for investment, or if the Company determines that further investment in such Underlying Fund shares is inappropriate in view of the purpose of the Sub-Account. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act. The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account or of the Sub-Accounts.

                                 VOTING RIGHTS

The Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Funds, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to the Policies in the same proportion.

If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Funds.

During the accumulation period, the number of Underlying Fund shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Policy by the net asset value of one Underlying Fund share.

During the annuity period, the number of Underlying Fund shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's variable annuity by the net asset value of one Underlying Fund share. Ordinarily, the Annuitant's voting interest in the Underlying Fund will decrease as the reserve for the variable annuity is depleted.

                   CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Policies as presently offered and to make any change to provisions of the Policys to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation. Including but not limited ti requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation.

                                    SERVICES


The Company receives fees from the investment advisers or other service providers of certain Underlying Funds in return for providing certain services to Owners. Currently, the Company receives service fees with respect to the Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, and Fidelity VIP High Income Portfolio, at an annual rate of 0.10% of the aggregate net asset value, respectively, of the shares of such Underlying Funds held by the Separate Account. With respect to the T. Rowe Price International Stock Portfolio, the Company receives service fees at an annual rate of 0.15% per annum of the aggregate net asset value of shares held by the Separate Account. The Company may in the future render services for which it will receive compensation from the investment advisers or other service providers of other Underlying Funds.


                                 LEGAL MATTERS

There are no legal proceedings pending to which the Separate Account is a party.

                              FURTHER INFORMATION

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the General Account are not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the annuity policy and the General Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any Separate Account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. A portion or all of net purchase payments may be allocated to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Under the Policies, the minimum interest which may be credited on amounts allocated to the General Account is 3% compounded annually. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If a Policy is surrendered, or if an Excess Amount is redeemed, while the Policy is in force and before the Annuity Date, a contingent deferred sales charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Policy less than nine full policy years.

                                   APPENDIX B
                         INFORMATION APPLICABLE ONLY TO
               POLICY NO. A3018-91 (AND STATE VARIATIONS THEREOF)

If your Policy is issued on Form No. A3018-91, or a state variation thereof ("original Policy"), your original Policy is substantially similar to the Policy described in this Prospectus ("new Policy"), except as follows:

1. The minimum interest rate credited to amounts allocated to the General Account respecting the new Policy is 3% compounded annually. For the original Policy, the minimum interest rate guarantees are 5% for the first five Policy years, 4% for the next five Policy years, and 3.5% thereafter.

2. The guaranteed death benefit under the new Policy is reduced proportionately to reflect partial withdrawals (in the same proportion that the Accumulated Value was reduced by the withdrawals). Under the original Policy, partial withdrawals are subtracted from the guaranteed death benefit. Additionally, the stepped-up death benefit applies to the most recent fifth year Policy anniversary for the new Policy and applies to the most recent seventh year Policy anniversary for the original Policy.

3. Under the new Policy, the Free Withdrawal Amount is the greater of (1) cumulative earnings (Accumulated Value as of the most recent Valuation Date reduced by total gross payments not previously redeemed), (2) 10% of the Accumulated Value as of the most recent Valuation Date, reduced by the total amount of any prior partial redemptions made in the same calendar year to which no contingent deferred sales charge was applied, or (3) the life expectancy distribution, if applicable. The Free Withdrawal Amount for the new Policy is first deducted from cumulative earnings, and any excess will be deemed withdrawn on a LIFO basis.

Under the original Policy, the Free Withdrawal Amount is the greater of (1) 10% of the Accumulated Value as of December 31 of the previous calendar year, or (2) the life expectancy distribution, if applicable. The Free Withdrawal Amount for the original Policy is deducted first from Old Payments, then from the earliest New Payments and so on until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting (LIFO or last-in-first-out method in New Jersey).

4. If you surrender the Policy or annuitize under a period certain option at the end of one, three or five years, the expenses you would pay on a $1,000 investment, assuming 5% annual return on assets, would be slightly less than shown in the expense examples under "ANNUAL AND TRANSACTION EXPENSES."

                ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                         STATEMENT OF ADDITIONAL INFORMATION

                                         FOR

                 INDIVIDUAL VARIABLE ANNUITY CONTRACTS FUNDED THROUGH

                                   SUB-ACCOUNTS OF

                                SEPARATE ACCOUNT VA-K


        INVESTING IN SHARES OF ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE
                 PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II,
                    T. ROWE PRICE INTERNATIONAL SERIES, INC., AND
                          DELAWARE GROUP PREMIUM FUND, INC.



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE VARIABLE ACCOUNT DATED MAY 1, 1997, ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653.



                                   DATED:  MAY 1, 1997

                         STATEMENT OF ADDITIONAL INFORMATION

                                  TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY . . . . . . . . . . . . . . . . . . . . . .  2

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT
AND THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

SERVICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

UNDERWRITERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

ANNUITY BENEFIT PAYMENTS  . . . . . . . . . . . . . . . . . . . . . . . . .  4

EXCHANGE OFFER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . .  7

FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

                           GENERAL INFORMATION AND HISTORY

Separate Account VA-K (the "Variable Account") is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the "Company") established by vote of its Board of Directors on November 1, 1990. The Company is a life insurance company organized under the laws of Delaware in July 1974. Its principal office (the "Principal Office") is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone (508) 855-1000. The Company is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1996, the Company had over $6.7 billion in assets and over $25.8 billion of life insurance in force.



Effective October 1, 1995, the Company changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. The Company is an indirectly wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). First Allmerica, originally organized under the laws of Massachusetts in 1844 as a mutual life insurance company, and known as State Mutual Life Assurance Company of America, converted to a stock life insurance company and adopted its present name on October 16, 1995. First Allmerica is the fifth oldest life insurance company in America. As of December 31, 1996, First Allmerica and its subsidiaries (including the company) had over $13.3 billion in combined assets and over $45.3 billion in life insurance in force.


Currently, 18 Sub-Accounts of the Variable Account are available under the Contract. Each Sub-Account invests in a corresponding investment portfolio of Allmerica Investment Trust ("Trust"), Variable Insurance Products Fund ("VIP"), Variable Insurance Products Fund II ("VIP II"), T. Rowe Price International Series, Inc. ("T. Rowe Price"), or Delaware Group Premium Fund, Inc. ("DGPF"). The Trust is managed by Allmerica Investment Management Company, Inc. VIP and VIP II are managed by Fidelity Management and Research Company ("Fidelity Management"). The T. Rowe Price International Stock Portfolio of T. Rowe Price is managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"). The International Equity Series of DGPF is managed by Delaware International Advisers Ltd. ("International Advisers").

The Trust, VIP, VIP II, T. Rowe Price and DGPF are open-end, diversified management investment companies. Eleven different Funds of the Trust are available under the Contract: the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Growth Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small-Mid Cap Value Fund. Certain of these Funds may not be available in all states. Four Portfolios of VIP are available under the Contract: the Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, and Fidelity VIP Overseas Portfolio. One Portfolio of VIP II is available under the
Contract: the Fidelity VIP II Asset Manager Portfolio. One Portfolio of T. Rowe Price is available under the Contract: the T. Rowe Price International Stock Portfolio. The International Equity Series is the only Series of DGPF available under the Contract. Each Fund, Portfolio and Series available under the Contract (together, the "Underlying Funds") has its own investment objectives and certain attendant risks.

                        TAXATION OF THE CONTRACT, THE VARIABLE
                               ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the Contract, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the Contract or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code ("Code"), and files a consolidated tax return with its parent and affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets, or existence of the Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                       SERVICES

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.


EXPERTS. The financial statements of Allmerica Financial Life Insurance and Annuity Company prepared in accordance with generally accepted accounting principles as of and for the year ended December 31, 1996, the statutory basis financial statements of Allmerica Financial Life Insurance and Annuity Company for 1995 and each of the three years ended December 31, 1995 and the financial statements of Separate Account VA-K of the Company at December 31, 1996 and for the periods indicated, included in this Statement of Additional Information ("SAI"), constituting part of this Registration Statement, have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Allmerica Financial Life Insurance and Annuity Company included herein should be considered only as bearing on the ability of Allmerica Financial Life Insurance and Annuity Company to meet its obligations under the Policies.


                                     UNDERWRITERS

Allmerica Investments, Inc. ("Allmerica Investments"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), serves as principal underwriter and general distributor for the Contract pursuant to a contract with Allmerica Investments, the Company and the Variable Account. Allmerica Investments distributes the Contract on a best-efforts basis.
Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653, was organized in 1969 as a wholly owned subsidiary of First Allmerica, and presently is indirectly wholly owned by First Allmerica.

The Contract offered by this Prospectus is offered continuously, and may be purchased from NASD registered representatives of Allmerica Investments and from certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity contracts.

Commissions are paid by the Company to its licensed insurance agents on sales of the Contract. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, withdrawal and/or annuitization charges, the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.

All persons selling the Contract are required to be licensed by their respective state insurance authorities for the sale of variable annuity policies. Registered representatives of Allmerica Investments receive commissions equal to 5% (4% on contracts originally issued as part of a 401(k) plan) of purchase payments. Independent broker-dealers receive commissions of 5%, of which a portion is paid to their registered representatives.

The aggregate amounts of commissions paid to representatives of Allmerica Investments, Inc. with respect to sales of the Contract were $32,978,859.65 in 1996, $24,033,700.75 in 1995, and $25,409,365.52 in 1994.

Commissions are paid by the Company, and do not result in any charge to Owners or to the Separate Account in addition to the charges described under "CHARGES AND DEDUCTIONS" in the Prospectus.

                               ANNUITY BENEFIT PAYMENTS


The method by which the Accumulated Value under the Contract is determined is described in detail under "Computation of Values" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit Value at the end of the current Valuation Period would be calculated as follows:

(1) Accumulation Unit Value -- Previous Valuation Period..............$ 1.135000

(2) Value of Assets -- Beginning of Valuation Period .................$5,000,000

(3) Excess of Investment Income and Net Gains Over Capital Losses.........$1,675

(4) Adjusted Gross Investment Rate for the Valuation
    Period (3) DIVIDED BY  (2)..........................................0.000335

(5) Annual Charge (one-day equivalent of 1.45% per annum)...............0.000040

(6) Net Investment Rate (4) - (5).......................................0.000295

(7) Net Investment Factor 1.000000 + (6)................................1.000295

(8) Accumulation Unit Value -- Current Period (1) x (7)...............$ 1.135335


Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the Accumulation Unit Value at the end of the Valuation Period would have been $1.134574.

The method for determining the amount of annuity benefit payments is described in detail under "Determination of First and Subsequent Annuity Benefit Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY BENEFIT PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit value and the variable annuity benefit payment may be illustrated by the following hypothetical example: Assume an Annuitant has 40,000 Accumulation Units in a Separate Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity benefit payment is $1.120000. Therefore, the Accumulation Value of the Contract is $44,800 (40,000 X $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or contingent deferred sales charge, the first monthly payment would be 44.800 multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit value for the assumed rate of 3.5% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit values will not be the same as Accumulation Unit values because the former reflect the 3.5% assumed interest rate used in the annuity rate calculations. When the

Annuity Unit value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be
267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Growth Account for the Valuation Period applicable to the next annuity benefit payment is 1.000190. Multiplying this factor by .999906 (the one-day adjustment factor for the assumed interest rate of 3.5% per annum) produces a factor of 1.000096. This then is multiplied by the Annuity Unit value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit value of $1.105106 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 267.5818 times $1.105106, which produces a current monthly payment of $295.71.

METHOD FOR DETERMINING COMMUTED VALUE ON VARIABLE ANNUITY PERIOD CERTAIN OPTIONS AND ILLUSTRATION USING HYPOTHETICAL EXAMPLE. The Contract offers both commutable and non-commutable period certain annuity options. A commutable option gives the Annuitant the right to exchange any remaining payments for a lump sum payment based on the commuted value. The commuted value is the present value of remaining payments calculated at 3.5% interest. The determination of the commuted value may be illustrated by the following hypothetical example.

Assume a commutable period certain option is elected. The number of Annuity Units on which each payment is based would be calculated using the Surrender Value less any premium tax rather than the Accumulated Value. Assume this results in 250.0000 Annuity Units. Assume the commuted value is requested with 60 monthly payments remaining and a current Annuity Unit Value of $1.200000. Based on these assumptions, the dollar amount of remaining payments would be $300 a month for 60 months. The present value at 3.5% of all remaining payments would be $16,560.72.


                                    EXCHANGE OFFER

A.  VARIABLE ANNUITY CONTRACT EXCHANGE OFFER

The Company will permit Owners of certain variable annuity contracts, described below, to exchange their contracts at net asset value for the variable annuity contracts described in the Prospectus, which is issued on Form No. A3025-96 or a state variation thereof ("new Contract"). The Company reserves the right to suspend this exchange offer at any time.

This offer applies to the exchange of the Company's Elective Payment Variable Annuity contracts issued on Forms A3012-79 and A3013-79 ("Elective Payment Exchanged Contract," all such contracts having numbers with a "JQ" or "JN" prefix), and Single Payment Variable Annuity contracts issued on Forms A3014-79 and A3015-79 ("Single Payment Exchanged Contract," all such contracts having numbers with a "KQ" or "KN" prefix). These contracts are referred to collectively as the "Exchanged Contract." To effect an exchange, the Company should receive (1) a completed application for the new Contract, (2) the contract being exchanged, and (3) a signed Letter of Awareness.

CONTINGENT DEFERRED SALES CHARGE COMPUTATION. No surrender charge otherwise applicable to the Exchanged Contract will be assessed as a result of the exchange. Instead, the contingent deferred sales charge under the new Contract will be computed as if the payments that had been made to the Exchanged Contract were made to the new Contract as of the date of issue of the Exchanged Contract. Any additional payments to the new Contract after the exchange will be subject to the contingent deferred sales charge computation outlined in the new Contract and the Prospectus; i.e., the charge will be computed based on the number of years that the additional payment (or portion of that payment) that is being withdrawn has been credited to the new Contract.

SUMMARY OF DIFFERENCES BETWEEN EXCHANGED CONTRACT AND THE NEW CONTRACT. The new Contract and the Exchanged Contract differ substantially as summarized below. There may be additional differences important to a person considering an exchange, and the Prospectuses for the new Contract and the Exchanged Contract should be reviewed carefully before the exchange request is submitted to the Company.

CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge under the new Contract, as described in the Prospectus, imposes higher charge percentages against the excess amount redeemed than the Exchanged Contract and, in the case of an exchange of a Single Payment Exchanged Contract, applies the charge for a greater number of years. In addition, if an Elective Payment Exchanged Contract was issued more than nine years before the date of an exchange under this offer, additional payments to the Exchanged Contract would not be subject to a surrender charge. New payments to the new Contract may be subject to a charge if withdrawn prior to the surrender charge period described in the Prospectus.

CONTRACT FEE. Under the new Contract, the Company deducts a $30 fee on each Contract anniversary and at surrender if the Accumulated Value is less than $50,000. This fee is waived if the new Contract is part of a 401(k) plan. No Contract fees are charged on the Single Payment Exchanged Contract. A $9 semi-annual fee is charged on the Elective Payment Exchanged Contract if the Accumulated Value is $10,000 or less.

VARIABLE ACCOUNT ADMINISTRATIVE EXPENSE CHARGE. Under the new Contract, the Company assesses each Sub-Account a daily administrative expense charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. No administrative expense charge based on a percentage of Sub-Account assets is imposed under the Exchanged Contract.

TRANSFER CHARGE. No charge for transfers is imposed under the Exchanged Contract. Currently, no transfer charge is imposed under the new Contract; however, the Company reserves the right to assess a charge not to exceed $25 for each transfer after the twelfth in any contract year.

DEATH BENEFIT. The Exchanged Contract offer a death benefit that is guaranteed to be the greater of a Contract's Accumulated Value or gross payments made (less withdrawals). At the time an exchange is processed, the Accumulated Value of the Exchanged Contract becomes the "payment" for the new Contract. Therefore, the prior purchase payments made under the Exchanged Contract (if higher than the Exchanged Contract's Accumulated Value) is no longer a basis for determining the death benefit under the new Contract. Consequently, whether the initial minimum death benefit under the new Contract is greater than, equal to, or less than, the death benefit of the Exchanged Contract depends on whether the Accumulated Value transferred to the new Contract is greater than, equal to, or less than, the gross payments under the Exchanged Contract. In addition, under the Exchanged Contract, the amount of any prior withdrawals is subtracted from the value of the death benefit. Under the new Contract, where there is a reduction in the death benefit amount due to a prior withdrawal, the value of the death benefit is reduced in the same proportion that the new Contract's Accumulated Value was reduced on the date of the withdrawal.

ANNUITY TABLES. The Exchanged Contract contains higher guaranteed annuity rates.

INVESTMENTS. Accumulated Values and payments under the new Contract may be allocated to significantly more investment options than are available under the Exchanged Contract.


B.  FIXED ANNUITY EXCHANGE OFFER.

This exchange offer also applies to all fixed annuity contracts issued by the Company. A fixed annuity contract to which this exchange offer applies may be exchanged at net asset value for the Contract described in this Prospectus, subject to the same provisions for effecting the exchange and for applying the new Contract's contingent deferred sales charge as described above for variable annuity contracts. This Prospectus should be read carefully before making such exchange. Unlike a fixed annuity, the new Contract's value is not guaranteed, and will vary depending on the investment performance of the Underlying Funds to which it is allocated. The new Contract has a different charge structure than a fixed annuity contract, which includes not only a contingent deferred sales charge that may vary from that of the class of contracts to which the exchanged fixed contract belongs, but also Contract fees, mortality and expense risk charges (for the Company's assumption of certain mortality and expense risks), administrative expense charges, transfer charges (for transfers permitted among Sub-Accounts and the Fixed Account), and expenses incurred by the Underlying Funds. Additionally, the interest rates offered under the Fixed Account of the new Contract and the Annuity Tables for determining minimum annuity benefit payments may be different from those offered under the exchanged fixed contract.

C.  EXERCISE OF "FREE-LOOK PROVISION" AFTER ANY EXCHANGE.

Persons who, under the terms of this exchange offer, exchange their contract for the new Contract and subsequently revoke the new Contract within the time permitted, as described in the sections of this Prospectus captioned "Right to Revoke Individual Retirement Annuity" and "Right to Revoke All Other Contracts," will have their exchanged contract automatically reinstated as of the date of revocation. The refunded amount will be applied as the new current Accumulated Value under the reinstated contract, which may be more or less than it would have been had no exchange and reinstatement occurred. The refunded amount will be allocated initially among the Fixed Account and Sub-Accounts of the reinstated contract in the same proportion that the value in the Fixed Account and the value in each Sub-Account bore to the transferred Accumulated Value on the date of the exchange of the contract for the new Contract. For purposes of calculating any contingent deferred sales charge under the reinstated contract, the reinstated contract will be deemed to have been issued and to have received past purchase payments as if there had been no exchange.

                               PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the Prospectus under
"PERFORMANCE INFORMATION."   In addition, the Company may provide advertising,
sales literature, periodic publications or other material information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contract and the characteristics of and market for such financial instruments. Total Return data may be advertised based on the period of time that an Underlying Portfolio has been in existence, even if longer than the period of time that the Contract has been offered. The results for any period prior to a Contract being offered will be calculated as if the Contract had been offered during that period of time, with all charges assumed to be those applicable to the Contract.

TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specific period, reduced by the Sub-Accounts asset charge and any applicable contingent deferred sales charge which would be assessed upon complete withdrawal of the investment.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

 P(1 + T)n = ERV

Where:   P = a hypothetical initial payment to the Variable Account of $1,000

         T = average annual total return

         n = number of years

       ERV = the ending redeemable value of the $1,000 payment at the end of the specified period

The calculation of Total Return includes the annual charges against the assets of the Sub-Account. This charge is 1.45% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period. The deduction of the contingent deferred sales charge, if any, applicable at the end of the period is included in the calculation, according to the following schedule:

Contract Year From Date           Charge as Percentage of
of Payment in Which                    New Payments Withdrawn*
Surrender Occurs

       0-2                                 8%
        3                                  7%

        4                                  6%
        5                                  5%
        6                                  4%
        7                                  3%
        8                                  2%
        9                                  1%
     Thereafter                            0%

*Subject to the maximum limit described in the Prospectus.

No contingent deferred sales charge is deducted upon expiration of the periods specified above. In all calendar years, an amount equal to the greater of Cumulative Earnings, 10% of the Accumulated Value under the Contract or the life expectancy distribution, is not subject to the contingent deferred sales charge.

The calculations of Total Return include the deduction of the $30 annual Contract fee.

SUPPLEMENTAL TOTAL RETURN INFORMATION

The Supplemental Total Return Information in this section refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Sub-Account's asset charges. It is assumed, however, that the investment is NOT withdrawn at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending values, according to the following formula:

  P(1 + T)n = EV

Where:   P  = a hypothetical initial payment to the Variable Account of $1,000

         T  = average annual total return

         n  = number of years

         EV = the ending value of the $1,000 payment at the end of the specified period

The calculation of Supplemental Total Return reflects the 1.45% annual charge against the assets of the Sub-Accounts. The ending value assumes that the Contract is NOT surrendered at the end of the specified period, and there is therefore no adjustment for the contingent deferred sales charge that would be applicable if the Contract was surrendered at the end of the period.

The calculations of Supplemental Total Return include the deduction of the $30 annual Contract fee.


YIELD AND EFFECTIVE YIELD -- MONEY MARKET SUB-ACCOUNT

Set forth below is yield and effective yield information for the Money Market Sub-Account for the seven-day period ended December 31, 1996:

              Yield                    4.07%
              Effective Yield          4.15%


The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, subtracting a charge reflecting the annual 1.45% deduction for mortality and expense risk and the administrative charge, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:

    Effective Yield = [(base period return + 1) (365/7)] - 1


The calculations of yield and effective yield reflect the $30 annual Contract fee.

                           FINANCIAL STATEMENTS

Financial Statements are included for Allmerica Financial Life Insurance and Annuity Company and for the Sub-Accounts of Separate Account VA-K investing in the Underlying Funds.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

FINANCIAL STATEMENTS
DECEMBER 31, 1996

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

    In our opinion, the accompanying balance sheet and the related statement of income, of shareholder's equity, and of cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company at December 31, 1996, and the results of their operations and their cash flows for the year in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
Boston, Massachusetts
February 3, 1997

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                              STATEMENT OF INCOME

 FOR THE YEAR ENDED DECEMBER 31,
 (IN MILLIONS)                                      1996
 -----------------------------------------------  ---------
 REVENUES
   Premiums.....................................  $   32.7
     Universal life and investment product
      policy fees...............................     176.2
     Net investment income......................     171.7
     Net realized investment losses.............      (3.6)
     Other income...............................       0.9
                                                  ---------
         Total revenues.........................     377.9
                                                  ---------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
      adjustment expenses.......................     192.6
     Policy acquisition expenses................      49.9
     Other operating expenses...................      86.6
                                                  ---------
         Total benefits, losses and expenses....     329.1
                                                  ---------
 Income before federal income taxes.............      48.8
                                                  ---------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................      26.9
     Deferred...................................      (9.8)
                                                  ---------
         Total federal income tax expense.......      17.1
                                                  ---------
 Net income.....................................  $   31.7
                                                  ---------
                                                  ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                                 BALANCE SHEET

 DECEMBER 31,
 (IN MILLIONS)                                                1996
 --------------------------------------------------------  ----------
 ASSETS
   Investments:
     Fixed maturities-at fair value (amortized cost of
      $1,660.2)..........................................  $ 1,698.0
     Equity securities-at fair value (cost of $33.0).....       41.5
     Mortgage loans......................................      221.6
     Real estate.........................................       26.1
     Policy loans........................................      131.7
     Other long-term investments.........................        7.9
                                                           ----------
         Total investments...............................    2,126.8
                                                           ----------
   Cash and cash equivalents.............................       18.8
   Accrued investment income.............................       37.7
   Deferred policy acquisition costs.....................      632.7
                                                           ----------
   Reinsurance receivables:
     Future policy benefits..............................       68.1
     Outstanding claims, losses and loss adjustment
      expenses...........................................        3.5
     Other...............................................        0.9
                                                           ----------
         Total reinsurance receivables...................       72.5
                                                           ----------
   Other assets..........................................        8.2
   Separate account assets...............................    4,524.0
                                                           ----------
         Total assets....................................  $ 7,420.7
                                                           ----------
                                                           ----------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,163.0
     Outstanding claims, losses and loss adjustment
      expenses...........................................       15.4
     Unearned premiums...................................        2.7
     Contractholder deposit funds and other policy
      liabilities........................................       32.8
                                                           ----------
         Total policy liabilities and accruals...........    2,213.9
                                                           ----------
   Expenses and taxes payable............................       77.3
   Deferred federal income taxes.........................       60.2
   Separate account liabilities..........................    4,523.6
                                                           ----------
         Total liabilities...............................    6,875.0
                                                           ----------
   Commitments and contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
    authorized, 2,518 shares issued and outstanding......        2.5
   Additional paid-in-capital............................      346.3
   Unrealized appreciation on investments, net...........       20.5
   Retained earnings.....................................      176.4
                                                           ----------
         Total shareholder's equity......................      545.7
                                                           ----------
         Total liabilities and shareholder's equity......  $ 7,420.7
                                                           ----------
                                                           ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                       STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEAR ENDED DECEMBER 31,
 (IN MILLIONS)                                      1996
 -----------------------------------------------  ---------
 COMMON STOCK
     Balance at beginning of year...............  $    2.5
     Issued during year.........................      --
                                                  ---------
     Balance at end of year.....................       2.5
                                                  ---------
 ADDITIONAL PAID-IN-CAPITAL
     Balance at beginning of year...............     324.3
     Contributed from parent....................      22.0
                                                  ---------
     Balance at end of year.....................     346.3
                                                  ---------
 RETAINED EARNINGS
     Balance at beginning of year...............     144.7
     Net income.................................      31.7
                                                  ---------
     Balance at end of year.....................     176.4
                                                  ---------
 NET UNREALIZED APPRECIATION (DEPRECIATION) ON
  INVESTMENTS
     Balance at beginning of year...............      23.8
                                                  ---------
     Appreciation (depreciation) during the
      period:
         Net appreciation (depreciation) on
        available-for-sale securities...........      (5.1)
         (Provision) benefit for deferred
        federal income taxes....................       1.8
                                                  ---------
                                                      (3.3)
                                                  ---------
         Balance at end of year.................      20.5
                                                  ---------
             Total shareholder's equity.........  $  545.7
                                                  ---------
                                                  ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                            STATEMENT OF CASH FLOWS


 FOR THE YEAR ENDED DECEMBER 31,
 (IN MILLIONS)                                    1996
 --------------------------------------------  ----------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $    31.7
     Adjustments to reconcile net income to
      net cash provided by operating
      activities:
         Net realized losses.................        3.6
         Net amortization and depreciation...        3.5
         Deferred federal income taxes
        (benefits)...........................       (9.8)
         Change in deferred policy
        acquisition costs....................      (66.8)
         Change in premiums and notes
        receivable, net of reinsurance
        payable..............................       (0.2)
         Change in accrued investment
        income...............................        1.2
         Change in policy liabilities and
        accruals, net........................      (39.9)
         Change in reinsurance receivable....       (1.5)
         Change in expenses and taxes
        payable..............................       32.3
         Separate account activity, net......       10.5
         Other, net..........................       (0.2)
                                               ----------
             Net cash provided by operating
               activities....................      (35.6)
                                               ----------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
      of available-for-sale fixed
      maturities.............................      809.4
     Proceeds from disposals of equity
      securities.............................        1.5
     Proceeds from disposals of other
      investments............................       17.5
     Proceeds from mortgages matured or
      collected..............................       34.0
     Purchase of available-for-sale fixed
      maturities.............................     (795.8)
     Purchase of equity securities...........      (13.2)
     Purchase of other investments...........      (36.2)
     Other investing activities, net.........       (2.1)
                                               ----------
             Net cash (used in) provided by
               investing activities..........       15.1
                                               ----------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from issuance of stock and
      capital paid in........................       22.0
                                               ----------
             Net cash provided by financing
               activities....................       22.0
                                               ----------
 Net change in cash and cash equivalents.....        1.5
 Cash and cash equivalents, beginning of
  year.......................................       17.3
                                               ----------
 Cash and cash equivalents, end of year......  $    18.8
                                               ----------
                                               ----------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $     3.4
     Income taxes paid.......................  $    16.5


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION

    Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of SMA Financial Corporation, which is wholly owned by First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC").

    The stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

    The Company classifies all debt and equity securities as available-for-sale.

    Realized gains and losses on sales of fixed maturities and equity securities are determined on the specific-identification basis using amortized cost for fixed maturities and cost for equity securities. Fixed maturities and equity securities with other than temporary declines in fair value are written down to estimated fair value resulting in the recognition of realized losses.

    Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In establishing reserves, management considers, among other things, the estimated fair value of the underlying collateral.

    Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

    Policy loans are carried principally at unpaid principal balances.

    Real estate that has been acquired through the foreclosure of mortgage loans is valued at the estimated fair value at the time of foreclosure. The Company considers several methods in determining fair value at foreclosure, using primarily third-party appraisals and discounted cash flow analyses. After foreclosure, the Company makes a determination as to whether the asset should be held for production of income or held for sale.

    Real estate investments held for the production of income and held for sale are carried at depreciated cost less valuation allowances, if necessary, to reduce the carrying value to fair value. Depreciation is generally calculated using the straight-line method.

    Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans and real estate are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

    In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

    Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

    Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life and group variable universal life products and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits over the expected life of the contracts using a revised interest rate applied to the remaining benefit period. Acquisition costs related to annuity and other life insurance businesses are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits. Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination.

    Although realization of deferred policy acquisition costs is not assured, management believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

    Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

    Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

    Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

    Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

    Premiums for individual accident and health insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

    Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

    All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, management believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

    Premiums for individual life and health insurance and individual annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual accident and health insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, and mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefits in excess of fund values and net investment income credited to universal life fund values.

I.  FEDERAL INCOME TAXES

    AFC, FAFLIC, AFLIAC and FAFLIC's non-insurance domestic subsidiaries file a life-nonlife consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

    The Board of Directors has delegated to AFC management the development and maintenance of appropriate Federal Income Tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated life-nonlife return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

    Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS No. 109). These differences result primarily from loss reserves, policy acquisition expenses, and unrealized appreciation/depreciation on investments.

J.  NEW ACCOUNTING PRONOUNCEMENTS

    In March, 1995, SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of", was issued. This statement requires companies to write down to fair value long-lived assets whose carrying value is greater than the undiscounted cash flows of those assets. The statement also requires that long-lived assets of which management is committed to dispose, either by sale or abandonment, be valued at the lower of their carrying amount or fair value less costs to sell. This statement is effective for fiscal years beginning after December 15, 1995. The adoption of this statement has not had a material effect on the financial statements.

2.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

    The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of SFAS No. 115. The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                              1996
                                          --------------------------------------------
                                                        GROSS       GROSS
DECEMBER 31                               AMORTIZED    UNREALIZED UNREALIZED    FAIR
(IN MILLIONS)                              COST (1)     GAINS      LOSSES      VALUE
----------------------------------------  ----------   --------   ---------   --------

U.S. Treasury securities and U.S.
 government and agency securities.......   $   15.7      $ 0.5      $ 0.2     $   16.0
States and political subdivisions.......        8.9        1.6       --           10.5
Foreign governments.....................       53.2        2.9       --           56.1
Corporate fixed maturities..............    1,437.2       38.6        6.1      1,469.7
Mortgage-backed securities..............      145.2        2.2        1.7        145.7
                                          ----------   --------   ---------   --------
Total fixed maturities
 available-for-sale.....................   $1,660.2      $45.8      $ 8.0     $1,698.0
                                          ----------   --------   ---------   --------
Equity securities.......................   $   33.0      $10.2      $ 1.7     $   41.5
                                          ----------   --------   ---------   --------
                                          ----------   --------   ---------   --------

(1) Amortized cost for fixed maturities and cost for equity securities.

    In March 1994, AFLIAC voluntarily withdrew its license in New York in order to provide for certain commission arrangements prohibited by New York comparable to AFLIAC's competitors. In connection with the withdrawal, FAFLIC, which is licensed in New York, became qualified to sell the products previously sold by AFLIAC in New York. AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1996, the amortized cost and market value of assets on deposit were $284.9 million and $292.2 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.2 million were on deposit with various state and governmental authorities at December 31, 1996.

    There were no contractual fixed maturity investment commitments at December 31, 1996.

    The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1996
                                                              --------------------
DECEMBER 31                                                   AMORTIZED    FAIR
(IN MILLIONS)                                                   COST       VALUE
------------------------------------------------------------  ---------  ---------

Due in one year or less.....................................  $  129.2   $  130.0
Due after one year through five years.......................     459.0      473.4
Due after five years through ten years......................     735.1      751.1
Due after ten years.........................................     336.9      343.5
                                                              ---------  ---------
    Total...................................................  $1,660.2   $1,698.0
                                                              ---------  ---------
                                                              ---------  ---------


    The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

FOR THE YEAR ENDED DECEMBER 31                                  PROCEEDS FROM      GROSS  GROSS
(IN MILLIONS)                                                  VOLUNTARY SALES     GAINS  LOSSES
------------------------------------------------------------  ------------------   -----  ------

1996

Fixed maturities............................................   $496.6              $4.3   $8.3
                                                              -------              -----  ------
Equity securities...........................................   $  1.5              $0.4   $0.1
                                                              -------              -----  ------

    Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                              EQUITY
FOR THE YEAR ENDED DECEMBER 31                                  FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)   TOTAL
------------------------------------------------------------  ----------   -------------   ------

1996

Net appreciation (depreciation), beginning of year..........    $ 20.4      $ 3.4          $ 23.8
                                                              ----------   ------          ------
  Net (depreciation) appreciation on available-for-sale
   securities...............................................     (20.8)       6.7           (14.1)
  Net appreciation from the effect on deferred policy
   acquisition costs and on policy liabilities..............       9.0       --               9.0
  Provision for deferred federal income taxes...............       4.1       (2.3)            1.8
                                                              ----------   ------          ------
                                                                  (7.7)       4.4            (3.3)
                                                              ----------   ------          ------
Net appreciation, end of year...............................    $ 12.7      $ 7.8          $ 20.5
                                                              ----------   ------          ------
                                                              ----------   ------          ------

(1) Includes net appreciation on other investments of $2.2 million.

B.  MORTGAGE LOANS AND REAL ESTATE

    AFLIAC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

    The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31
(IN MILLIONS)                              1996
----------------------------------------  ------

Mortgage loans..........................  $221.6
                                          ------
Real estate:
  Held for sale.........................    26.1
  Held for production of income.........    --
                                          ------
    Total real estate...................    26.1
                                          ------
Total mortgage loans and real estate....  $247.7
                                          ------
                                          ------

    Reserves for mortgage loans were $9.5 million at December 31, 1996.

    During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

    At December 31, 1996, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $16.0 million. These commitments generally expire within one year.

    Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31
(IN MILLIONS)                              1996
----------------------------------------  ------

Property type:
  Office building.......................  $ 86.1
  Residential...........................    39.0
  Retail................................    55.9
  Industrial / warehouse................    52.6
  Other.................................    25.3
  Valuation allowances..................   (11.2)
                                          ------
Total...................................  $247.7
                                          ------
                                          ------
Geographic region:

  South Atlantic........................  $ 72.9
  Pacific...............................    37.0
  East North Central....................    58.3
  Middle Atlantic.......................    35.0
  West South Central....................     5.7
  New England...........................    21.9
  Other.................................    28.1
  Valuation allowances..................   (11.2)
                                          ------
Total...................................  $247.7
                                          ------
                                          ------

    At December 31, 1996, scheduled mortgage loan maturities were as follows:
1997 -- $58.6 million; 1998 -- $53.1 million; 1999 -- $21.5 million; 2000 --
$52.3 million; 2001 -- $7.7 million; and $28.4 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1996, the Company refinanced $7.8 million of mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

    Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the balance sheet and changes thereto are shown below.

FOR THE YEAR ENDED                                               BALANCE AT
DECEMBER 31                BALANCE AT                             DECEMBER
(IN MILLIONS)              JANUARY 1    ADDITIONS   DEDUCTIONS       31
-------------------------  ----------   ---------   ----------   ----------

1996

Mortgage loans...........    $12.5        $4.5       $7.5          $ 9.5
Real estate..............      2.1        --          0.4            1.7
                           ----------   ---------   ----------   ----------
    Total................    $14.6        $4.5       $7.9          $11.2
                           ----------   ---------   ----------   ----------
                           ----------   ---------   ----------   ----------

    The carrying value of impaired loans was $21.5 million with related reserves of $7.3 million as of December 31, 1996. All impaired loans were reserved as of December 31, 1996.

    The average carrying value of impaired loans was $26.3 million, with related interest income while such loans were impaired, of $3.4 million as of December 31, 1996.

D.  OTHER

    At December 31, 1996, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

3.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

    The components of net investment income were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                   1996
---------------------------------------------  ------

Fixed maturities.............................  $137.2
Mortgage loans...............................    22.0
Equity securities............................     0.7
Policy loans.................................    10.2
Real estate..................................     6.2
Other long-term investments..................     0.8
Short-term investments.......................     1.4
                                               ------
Gross investment income......................   178.5
Less investment expenses.....................    (6.8)
                                               ------
Net investment income........................  $171.7
                                               ------
                                               ------

    At December 31, 1996, mortgage loans on non-accrual status were $5.0 million, including restructured loans of $2.6 million. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was to reduce net income by $0.1 million in 1996. There were no fixed maturities on non-accrual status at December 31, 1996.

    The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $25.4 million at December 31, 1996. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $3.6 million in 1996. Actual interest income on these loans included in net investment income aggregated $2.2 million in 1996.

    There were no fixed maturities or mortgage loans which were non-income producing for the twelve months ended December 31, 1996.

B.  REALIZED INVESTMENT GAINS AND LOSSES

    Realized gains (losses) on investments were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                  1996
---------------------------------------------  -----

Fixed maturities.............................  $(3.3)
Mortgage loans...............................   (3.2)
Equity securities............................    0.3
Real estate..................................    2.5
Other........................................    0.1
                                               -----
Net realized investment losses...............  $(3.6)
                                               -----
                                               -----

    Proceeds from voluntary sales of investments in fixed maturities were $496.6 million in 1996. Realized gains on such sales were $4.3 million, and realized losses were $8.3 million for 1996.

4.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

REINSURANCE RECEIVABLES

The carrying amount of the reinsurance receivable for outstanding claims, losses and loss adjustment expenses. reported in the balance sheet approximates fair value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under investment type contracts are estimated based on current surrender values.

    The estimated fair values of the financial instruments were as follows:

                                                       1996
                                               --------------------
DECEMBER 31                                    CARRYING      FAIR
(IN MILLIONS)                                    VALUE      VALUE
---------------------------------------------  ---------   --------

FINANCIAL ASSETS
  Cash and cash equivalents..................  $   18.8    $   18.8
  Fixed maturities...........................   1,698.0     1,698.0
  Equity securities..........................      41.5        41.5
  Mortgage loans.............................     221.6       229.3
  Policy loans...............................     131.7       131.7
  Reinsurance receivables....................      72.5        72.5
                                               ---------   --------
                                               $2,184.1    $2,191.8
                                               ---------   --------
                                               ---------   --------

FINANCIAL LIABILITIES
  Individual annuity contracts...............     910.2       703.6
  Supplemental contracts without life
   contingencies.............................      15.9        15.9
  Other individual contract deposit funds....       0.3         0.3
                                               ---------   --------
                                               $  926.4    $  719.8
                                               ---------   --------
                                               ---------   --------

5.  DEBT

During 1996, the Company utilized repurchase agreements to finance certain investments. Although the repurchase agreements were entirely settled by year end, management may utilize this policy again in future periods.

    Interest expense was $3.4 million in 1996, relating to interest payments on repurchase agreements, and is recorded in other operating expenses.

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the statement of income is shown below:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                  1996
---------------------------------------------  -----
Federal income tax expense (benefit)
  Current....................................  $26.9
  Deferred...................................   (9.8)
                                               -----
Total........................................  $17.1
                                               -----
                                               -----

    The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes.

    The deferred tax (assets) liabilities are comprised of the following at December 31, 1996:

DECEMBER 31
(IN MILLIONS)                                   1996
---------------------------------------------  -------
Deferred tax (assets) liabilities
  Loss reserves..............................   (137.0)
  Deferred acquisition costs.................    186.9
  Investments, net...........................     14.2
  Bad debt reserve...........................     (1.1)
  Other, net.................................     (2.8)
                                               -------
Deferred tax liability, net..................  $  60.2
                                               -------
                                               -------

    Gross deferred income tax liabilities totaled $201.1 million at December 31, 1996. Gross deferred income tax assets totaled $140.9 million at December 31, 1996.

    Management believes, based on the Company's recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, management considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

    The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the life-nonlife consolidated group's federal income tax returns through 1991. The Company is currently considering its response to certain adjustments proposed by the IRS with respect to the life-nonlife consolidated group's federal income tax returns for 1989, 1990, and 1991. In management's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $112.4 million in 1996. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $13.3 million at December 31, 1996.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

    Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

    At January 1, 1997, AFLIAC could pay dividends of $11.9 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113.

    Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

    The effects of reinsurance were as follows:

 FOR THE YEAR ENDED DECEMBER 31
 (IN MILLIONS)                                      1996
 -----------------------------------------------  ---------
 Life insurance premiums:
   Direct.......................................  $   53.3
   Assumed......................................       3.1
   Ceded........................................     (23.7)
                                                  ---------
 Net premiums...................................  $   32.7
                                                  ---------
 Life insurance and other individual policy
  benefits, claims, losses and loss adjustment
  expenses:
   Direct.......................................  $  206.4
   Assumed......................................       4.5
   Ceded........................................     (18.3)
                                                  ---------
 Net policy benefits, claims, losses and loss
  adjustment expenses...........................  $  192.6
                                                  ---------
                                                  ---------

10.  DEFERRED POLICY ACQUISITION EXPENSES

The following reflects the changes to the deferred policy acquisition asset:

 FOR THE YEAR ENDED DECEMBER 31
 (IN MILLIONS)                                         1996
 --------------------------------------------------  --------
 Balance at beginning of year......................  $ 555.7
   Acquisition expenses deferred...................    116.6
   Amortized to expense during the year............    (49.9)
   Adjustment to equity during the year............     10.3
                                                     --------
 Balance at end of year............................  $ 632.7
                                                     --------
                                                     --------

11.  LIABILITIES FOR INDIVIDUAL ACCIDENT AND HEALTH BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are reflected in results of operations in the year such changes are determined to be needed and recorded.

    The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $178.6 million at December 31, 1996. Accident and health claim liabilities have been re-estimated for all prior years and were increased by $3.2 million in 1996.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

    Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

    The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

 (IN MILLIONS)                                          1996
 ---------------------------------------------------  ---------
 Statutory net income...............................  $    5.4
 Statutory Surplus..................................  $  234.0
                                                      ---------

14.  SUBSEQUENT EVENT (UNAUDITED)


On April 14, 1997, the Company entered into an agreement in principle to transfer the Company's individual disability income business under a 100% coinsurance agreement to Metropolitan Life Insurance Company. The consummation of the transaction is subject to the negotiation of definitive arrangements and regulatory approvals and is expected to occur on or before October 1, 1997. In connection with this transaction, the Company has recorded an after-tax charge of $35 million net income in the first quarter of 1997 related to the reinsurance of this business.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY
(FORMERLY SMA LIFE ASSURANCE COMPANY)
STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 1995

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
DECEMBER 31, 1995

Statutory Financial Statements
Report of Independent Accountants.......................................................          1
Statement of Assets, Liabilities, Surplus and Other Funds...............................          3
Statement of Operations and Changes in Capital and Surplus..............................          4
Statement of Cash Flows.................................................................          5
Notes to Statutory Financial Statements.................................................          6

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND STOCKHOLDER OF
ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(FORMERLY KNOWN AS SMA LIFE ASSURANCE COMPANY)

We have audited the accompanying statutory basis statement of assets, liabilities, surplus and other funds of Allmerica Financial Life Insurance and Annuity Company as of December 31, 1995 and 1994, and the related statutory basis statements of operations and changes in capital and surplus, and of cash flows for each of the three years ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Allmerica Financial Life Insurance and Annuity Company as of December 31, 1995 and 1994, or the results of its operations or its cash flows for each of the three years ended December 31, 1995.

TO THE BOARD OF DIRECTORS AND STOCKHOLDER OF
ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(FORMERLY KNOWN AS SMA LIFE ASSURANCE COMPANY)

Page 2

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets, liabilities, surplus and other funds of Allmerica Financial Life Insurance and Annuity Company as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years ended December 31, 1995, on the basis of accounting described in
Note 1.

As discussed in Note 1 to the financial statements, the Company's parent, State Mutual Life Assurance Company of America, converted from a Massachusetts mutual life insurance company to a Massachusetts stock life insurance company on October 16, 1995. In connection with this transaction, the Company changed its name to Allmerica Financial Life Insurance and Annuity Company and its parent became a wholly-owned subsidiary of Allmerica Financial Corporation.

           [LOGO]

Price Waterhouse LLP
Boston, MA

February 5, 1996

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

           STATEMENT OF ASSETS, LIABILITIES, SURPLUS AND OTHER FUNDS
                               AS OF DECEMBER 31,
                                 (IN THOUSANDS)

ASSETS                                            1995        1994
                                               ----------  ----------

Cash.........................................  $    7,791  $    7,248
Investments:
  Bonds......................................   1,659,575   1,595,275
  Stocks.....................................      18,132      12,283
  Mortgage loans.............................     239,522     295,532
  Policy loans...............................     122,696     116,600
  Real estate................................      40,967      51,288
  Short term investments.....................       3,500      45,239
  Other invested assets......................      40,196      27,443
                                               ----------  ----------
      Total cash and investments.............   2,132,379   2,150,908
Premiums deferred and uncollected............      (1,231)      5,452
Investment income due and accrued............      38,413      39,442
Other assets.................................       6,060      10,569
Assets held in separate accounts.............   2,978,409   1,869,695
                                               ----------  ----------
                                               $5,154,030  $4,076,066
                                               ----------  ----------
                                               ----------  ----------

LIABILITIES, SURPLUS AND OTHER FUNDS
Liabilities:
Policy liabilities:
  Life reserves..............................  $  856,239  $  890,880
  Annuity and other fund reserves............     865,216     928,325
  Accident and health reserves...............     167,246     121,580
  Claims payable.............................      11,047      11,720
                                               ----------  ----------
      Total policy liabilities...............   1,899,748   1,952,505
Expenses and taxes payable...................      20,824      17,484
Other liabilities............................      27,499      36,466
Asset valuation reserve......................      31,556      20,786
Obligations related to separate account
 business....................................   2,967,547   1,859,502
                                               ----------  ----------
      Total liabilities......................   4,947,174   3,886,743
                                               ----------  ----------
Surplus and Other Funds:
  Common stock, $1,000 par value
     Authorized -- 10,000 shares
     Issued and outstanding -- 2,517
   shares....................................       2,517       2,517
  Paid-in surplus............................     199,307     199,307
  Unassigned surplus (deficit)...............       4,282     (13,621)
  Special contingency reserves...............         750       1,120
                                               ----------  ----------
      Total surplus and other funds..........     206,856     189,323
                                               ----------  ----------
                                               $5,154,030  $4,076,066
                                               ----------  ----------
                                               ----------  ----------

   The accompanying notes are an integral part of these financial statements.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

           STATEMENT OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS
                        FOR THE YEAR ENDED DECEMBER 31,
                                 (IN THOUSANDS)

REVENUE                                           1995          1994          1993
                                               -----------   -----------   -----------
 Premiums and other considerations:
    Life.....................................  $   156,864   $   195,633   $   189,285
    Annuities................................      729,222       707,172       660,143
    Accident and health......................       31,790        31,927        35,718
    Reinsurance commissions and reserve
     adjustments.............................       20,198         4,195         2,309
                                               -----------   -----------   -----------
      Total premiums and other
       considerations........................      938,074       938,927       887,455
  Net investment income......................      167,470       170,430       177,612
  Realized capital losses, net of tax........       (2,295)      (17,172)       (7,225)
  Other revenue..............................       37,466        26,065        19,055
                                               -----------   -----------   -----------
      Total revenue..........................    1,140,715     1,118,250     1,076,897
                                               -----------   -----------   -----------

POLICY BENEFITS AND OPERATING EXPENSES
  Policy benefits:
    Claims, surrenders and other benefits....      391,254       331,418       275,290
    Increase (decrease) in policy reserves...      (22,669)       40,113        15,292
                                               -----------   -----------   -----------
      Total policy benefits..................      368,585       371,531       290,582
  Operating and selling expenses.............      150,215       164,175       160,928
  Taxes, except capital gains tax............       26,536        22,846        19,066
  Net transfers to separate accounts.........      556,856       553,295       586,539
                                               -----------   -----------   -----------
      Total policy benefits and operating
       expenses..............................    1,102,192     1,111,847     1,057,115
                                               -----------   -----------   -----------
NET INCOME...................................       38,523         6,403        19,782
Capital and Surplus, Beginning of Year.......      189,323       182,216       171,941
  Unrealized capital gains (losses) on
   investments...............................        8,279        12,170        (9,052)
  Transfer from (to) asset valuation
   reserve...................................      (10,770)       (9,822)        1,974
  Other adjustments..........................      (18,499)       (1,644)       (2,429)
                                               -----------   -----------   -----------
CAPITAL AND SURPLUS, END OF YEAR.............  $   206,856   $   189,323   $   182,216
                                               -----------   -----------   -----------
                                               -----------   -----------   -----------

   The accompanying notes are an integral part of these financial statements.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS
                        FOR THE YEAR ENDED DECEMBER 31,
                                 (IN THOUSANDS)

CASH FLOW FROM OPERATING ACTIVITIES               1995         1994         1993
                                               ----------   ----------   ----------

 Premiums, deposits and other income.........  $  964,129   $  962,147   $  902,725
  Allowances and reserve adjustments on
   reinsurance ceded.........................      20,693        3,279       22,185
  Net investment income......................     170,949      173,294      182,843
  Net increase in policy loans...............      (6,096)      (7,585)      (7,812)
  Benefits to policyholders and
   beneficiaries.............................    (393,472)    (330,900)    (298,612)
  Operating and selling expenses and taxes...    (153,504)    (193,796)    (171,533)
  Net transfers to separate accounts.........    (608,480)    (600,760)    (634,021)
  Federal income tax (excluding tax on
   capital gains)............................      (6,771)     (19,603)      (4,828)
  Other sources (applications)...............     (13,642)      19,868        7,757
                                               ----------   ----------   ----------
NET CASH PROVIDED BY (USED IN) OPERATING
 ACTIVITIES..................................     (26,194)       5,944       (1,296)
                                               ----------   ----------   ----------
CASH FLOW FROM INVESTING ACTIVITIES
  Sales and maturities of long term
   investments:
    Bonds....................................     572,640      478,512      386,414
    Stocks...................................         481           63           64
    Real estate and other invested assets....      13,008        3,008       11,094
    Repayment of mortgage principal..........      55,202       65,334       79,844
    Capital gains tax........................        (400)        (968)      (3,296)
  Acquisition of long term investments:
    Bonds....................................    (640,339)    (508,603)    (466,086)
    Stocks...................................         (44)          --           --
    Real estate and other invested assets....     (11,929)     (24,544)      (2,392)
    Mortgage loans...........................        (415)        (364)      (2,266)
    Other investing activities...............      (3,206)      18,934      (27,254)
                                               ----------   ----------   ----------
NET CASH PROVIDED BY (USED IN) INVESTING
 ACTIVITIES..................................     (15,002)      31,372      (23,878)
                                               ----------   ----------   ----------
Net change in cash and short term
 investments.................................     (41,196)      37,316      (25,174)
CASH AND SHORT TERM INVESTMENTS
  Beginning of the year......................      52,487       15,171       40,345
                                               ----------   ----------   ----------
  End of the year............................  $   11,291   $   52,487   $   15,171
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------

   The accompanying notes are an integral part of these financial statements.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

                    NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BASIS OF PRESENTATION -- Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial" or the "Company", formerly SMA Life Assurance Company) is a wholly owned subsidiary of SMA Financial Corp., which is wholly owned by First Allmerica Financial Life Insurance Company ("First Allmerica", formerly, State Mutual Life Assurance Company of America), a stock life insurance company. On October 16, 1995, First Allmerica converted from a mutual life insurance company to a stock life insurance company. Concurrent with this transaction, First Allmerica became a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

The stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by First Allmerica in accordance with a policy established by vote of First Allmerica's Board of Directors.

The Company's financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and in conformity with practices prescribed by the National Association of Insurance Commissioners (NAIC), which while common in the industry, vary in some respects from generally accepted accounting principles. Significant differences include:

        - Bonds considered to be "available-for-sale" or "trading" are not carried at fair value and changes in fair value are not recognized through surplus or the statement of operations, respectively;

        - The Asset Valuation Reserve, represents a reserve against possible losses on investments and is recorded as a liability through a charge to surplus. The Interest Maintenance Reserve is designed to include deferred realized gains and losses (net of applicable federal income taxes) due to interest rate changes and is also recorded as a liability, however, the deferred net realized investment gains and losses are amortized into future income generally over the original period to maturity of the assets sold. These liabilities are not required under generally accepted accounting principles;

        - Total premiums, deposits and benefits on certain investment-type contracts are reflected in the statement of operations, instead of using the deposit method of accounting;

        - Policy acquisition costs, such as commissions, premium taxes and other items, are not deferred and amortized in relation to the revenue/gross profit streams from the related contracts;

        - Benefit reserves are determined using statutorily prescribed interest, morbidity and mortality assumptions instead of using more realistic expense, interest, morbidity, mortality and voluntary withdrawal assumptions with provision made for adverse deviation;

        - Amounts recoverable from reinsurers for unpaid losses are not recorded as assets, but as offsets against the respective liabilities;

        - Deferred federal income taxes are not provided for temporary differences between amounts reported in the financial statements and those included in the tax returns;

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

        - Certain adjustments related to prior years are recorded as direct charges or credits to surplus;

        - Certain assets, designated as "non-admitted" assets
          (principally agents' balances), are not recorded as assets, but are charged to surplus; and,

        - Costs related to other postretirement benefits are recognized only for employees that are fully vested.

The preparation of financial statements in accordance with practices prescribed or permitted by the Insurance Department of the State of Delaware and in conformity with practices prescribed by the NAIC requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain reclassifications have been made to prior year amounts to conform with the current year presentation.

VALUATION OF INVESTMENTS -- Investments in bonds are carried principally at amortized cost, in accordance with NAIC guidelines. Preferred stocks are carried generally at cost and common stocks are carried at market value. Policy loans are carried principally at unpaid principal balances.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts. Mortgage loans are reduced for losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In determining the amount of the loss, management considers, among other things, the estimated fair value of the underlying collateral. Investment real estate and real estate acquired through foreclosure are carried at the lower of depreciated cost or market value. Depreciation is generally calculated using the straight-line method.

An asset valuation reserve (AVR) for bonds, mortgage loans, stocks, real estate, and other invested assets is maintained by appropriations from surplus in accordance with a formula specified by the NAIC and is classified as a liability.

FINANCIAL INSTRUMENTS -- In the normal course of business, the Company enters into transactions involving various types of financial instruments including investments such as bonds, stocks and mortgage loans and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuations. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

RECOGNITION OF PREMIUM INCOME AND ACQUISITION COSTS -- In general, premiums are recognized as revenue over the premium paying period of the policies; commissions and other costs of acquiring the policies are charged to operations when incurred.

SEPARATE ACCOUNTS -- Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain variable annuity and variable life contract holders. Assets consist principally of bonds, common stocks, mutual funds, and short term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED contract holders and therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in capital and surplus.

INSURANCE RESERVES AND ANNUITY AND OTHER FUND RESERVES -- Reserves for life insurance, annuities, and accident and health insurance are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed based upon mortality, morbidity and interest rate assumptions applicable to these coverages, including provision for adverse deviation. Reserves are computed using interest rates ranging from 3% to 6% for individual life insurance policies, 3% to 5 1/2% for accident and health policies and 3 1/2% to 9 1/2% for annuity contracts. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Claims reserves are computed based on historical experience modified for expected trends in frequency and severity. Withdrawal characteristics of annuity and other fund reserves vary by contract. At December 31, 1995 and 1994, approximately 84% and 77%, respectively, of the contracts (included in both the general account and separate accounts of the Company) were not subject to discretionary withdrawal or were subject to withdrawal at book value less surrender charge.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, management believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

FEDERAL INCOME TAXES -- AFC, its life insurance subsidiaries, First Allmerica and Allmerica Financial and its non-insurance domestic subsidiaries file a life-nonlife consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life taxable operating losses that can be applied to offset life company taxable income. Allmerica P&C and its subsidiaries file a separate United States Federal income tax return.

The federal income tax allocation policies and procedures are subject to written agreement between the companies. The federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

CAPITAL GAINS AND LOSSES -- Realized capital gains and losses, net of applicable capital gains tax or benefit, exclusive of those transferred to the interest maintenance reserve ("IMR"), are included in the statement of operations. Unrealized capital gains and losses are reflected as direct credits or charges to capital and surplus. The IMR, which is included in other liabilities, establishes a reserve for realized gains and losses, net of tax, resulting from changes in interest rates on short and long term fixed income investments. Net realized gains and losses charged to the IMR are amortized into net investment income over the remaining life of the investment sold. The Company uses the seriatim method of amortization for interest related gains and losses arising from the sale of mortgages, and uses the group method to amortize interest related gains and losses arising from all other fixed income investments.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

NOTE 2 -- INVESTMENTS

BONDS -- The carrying value and fair value of investments in bonds are as follows:

                                                                            DECEMBER 31, 1995
                                                          ------------------------------------------------------
                                                                          GROSS           GROSS
                                                           CARRYING    UNREALIZED      UNREALIZED        FAIR
(IN THOUSANDS)                                              VALUE     APPRECIATION    DEPRECIATION      VALUE
                                                          ----------  -------------   -------------   ----------

Federal government bonds................................  $   67,039     $ 3,063         $    --      $   70,102
State, local and government agency bonds................      13,607       2,290              23          15,874
Foreign government bonds................................      12,121         772             249          12,644
Corporate securities....................................   1,471,422      55,836           6,275       1,520,983
Mortgage-backed securities..............................      95,385         951              --          96,336
                                                          ----------  -------------   -------------   ----------
Total...................................................  $1,659,574     $62,912         $ 6,457      $1,715,939
                                                          ----------  -------------   -------------   ----------
                                                          ----------  -------------   -------------   ----------


                                                                            DECEMBER 31, 1994
                                                          ------------------------------------------------------
                                                                          GROSS           GROSS
                                                           CARRYING    UNREALIZED      UNREALIZED        FAIR
(IN THOUSANDS)                                              VALUE     APPRECIATION    DEPRECIATION      VALUE
                                                          ----------  -------------   -------------   ----------

Federal government bonds................................  $   17,651     $     8         $   762      $   16,897
State, local and government agency bonds................       1,110          54              --           1,164
Foreign government bonds................................      31,863          83           3,735          28,211
Corporate securities....................................   1,462,871       8,145          56,011       1,415,005
Mortgage-backed securities..............................      81,780         268           1,737          80,311
                                                          ----------  -------------   -------------   ----------
Total...................................................  $1,595,275     $ 8,558         $62,245      $1,541,588
                                                          ----------  -------------   -------------   ----------
                                                          ----------  -------------   -------------   ----------

The carrying value and fair value by contractual maturity at December 31, 1995, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties or the Company may have the right to put or sell the obligation back to the issuer. Mortgage-backed securities are classified based on expected maturities.

                                         CARRYING    FAIR
(IN THOUSANDS)                            VALUE     VALUE
                                        --------------------

Due in one year or less................. $  250,578 $  258,436
Due after one year through five years...    736,003    763,179
Due after five years through ten
 years..................................    538,897    558,445
Due after ten years.....................    134,097    135,880
                                        --------------------
Total................................... $1,659,575 $1,715,940
                                        --------------------
                                        --------------------

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

MORTGAGE LOANS AND REAL ESTATE -- Mortgage loans and real estate investments, are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and are generally no more than 75% of the property value at the time the original loan is made. At December 31, 1995 and 1994, mortgage loan and real estate investments were distributed by the following types and geographic regions:

(IN THOUSANDS)
PROPERTY TYPE                               1995      1994
----------------------------------------  --------  --------

Office buildings........................  $127,149  $140,292
Residential.............................    59,934    57,061
Retail..................................    29,578    72,787
Industrial/Warehouse....................    38,192    39,424
Other...................................    25,636    37,256
                                          --------  --------
Total...................................  $280,489  $346,820
                                          --------  --------
                                          --------  --------


GEOGRAPHIC REGION                           1995      1994
----------------------------------------  --------  --------

South Atlantic..........................  $ 86,410  $ 92,934
East North Central......................    55,991    72,704
Middle Atlantic.........................    38,666    48,688
Pacific.................................    32,803    39,892
West North Central......................    21,486    27,377
Mountain................................     9,939    12,211
New England.............................    24,886    26,613
East South Central......................     5,487     6,224
West South Central......................     4,821    20,177
                                          --------  --------
Total...................................  $280,489  $346,820
                                          --------  --------
                                          --------  --------

Reserves for mortgage loans and real estate reflected in the above amounts were $18.9 million and $21.0 million at December 31, 1995 and 1994, respectively.

NET INVESTMENT INCOME -- The components of net investment income for the year ended December 31 were as follows:

(IN THOUSANDS)                                   1995      1994      1993
                                               --------  --------  --------
Bonds........................................  $122,318  $123,495  $126,729
Stocks.......................................     1,653     1,799       953
Mortgage loans...............................    26,356    31,945    40,823
Real estate..................................     9,139     8,425     9,493
Policy loans.................................     9,486     8,797     8,215
Other investments............................     3,951     1,651       674
Short term investments.......................     2,252     1,378       840
                                               --------  --------  --------
                                                175,155   177,490   187,727
  Less investment expenses...................     9,703     9,138    11,026
                                               --------  --------  --------
Net investment income, before IMR
 amortization................................   165,452   168,352   176,701
  IMR amortization...........................     2,018     2,078       911
                                               --------  --------  --------
Net investment income........................  $167,470  $170,430  $177,612
                                               --------  --------  --------
                                               --------  --------  --------

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

REALIZED CAPITAL GAINS AND LOSSES -- Realized capital gains (losses) on investments for the years ended December 31 were as follows:

(IN THOUSANDS)                                   1995      1994      1993
                                               --------  --------  --------
Bonds........................................  $    727  $    645  $ 10,133
Stocks.......................................      (263)      (62)       16
Mortgage loans...............................    (1,083)  (17,142)      (83)
Real estate..................................    (1,892)      605    (2,044)
                                               --------  --------  --------
                                                 (2,511)  (15,954)    8,022
Less income tax..............................       400       968     3,296
                                               --------  --------  --------
Net realized capital gains (losses) before
 transfer to IMR.............................    (2,911)  (16,922)    4,726
Net realized capital gains transferred to
 IMR.........................................       616      (250)  (11,951)
                                               --------  --------  --------
Net realized capital gains (losses)..........  $ (2,295) $(17,172) $ (7,225)
                                               --------  --------  --------
                                               --------  --------  --------

Proceeds from voluntary sales of investments in bonds during 1995, 1994 and 1993 were $22.4 million, $17.9 million, and $13.2 million, respectively. Gross gains of $4.3 million, $3.0 million, and $4.5 million and gross losses of $5.2 million, $4.6 million, and $.5 million, respectively, were realized on those sales.

NOTE 3 -- FAIR VALUE DISCLOSURES OF FINANCIAL INFORMATION

    Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments" requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be recognized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

FINANCIAL ASSETS:

CASH AND SHORT TERM INVESTMENTS -- The carrying amounts reported in the statement of assets, liabilities, surplus and other funds approximate fair value.

BONDS -- Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

STOCKS -- Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS -- Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

POLICY LOANS -- The carrying amount reported in the statement of assets, liabilities, surplus and other funds approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

FINANCIAL LIABILITIES:

ANNUITY AND OTHER FUND RESERVES (WITHOUT MORTALITY/MORBIDITY FEATURES) -- Fair values for the Company's liabilities under individual annuity contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments as of December 31 were as follows:

                                                   1995                    1994
                                          ----------------------  ----------------------
                                           CARRYING      FAIR      CARRYING      FAIR
(IN THOUSANDS)                              VALUE       VALUE       VALUE       VALUE
                                          ----------  ----------  ----------  ----------

Financial Assets:
  Cash..................................  $    7,791  $    7,791  $    7,248  $    7,248
  Short term investments................       3,500       3,500      45,239      45,239
  Bonds.................................   1,659,575   1,715,940   1,595,275   1,541,588
  Stocks................................      18,132      18,414      12,283      12,590
  Mortgage loans........................     239,522     250,196     295,532     291,704
  Policy loans..........................     122,696     122,696     116,600     116,600

Financial Liabilities:
  Individual annuity contracts..........     803,099     797,024     869,230     862,662
  Supplemental contracts without life
   contingencies........................      16,796      16,796      16,673      16,673
Other contract deposit funds............         632         632       1,105       1,105

NOTE 4 -- FEDERAL INCOME TAXES

    The federal income tax provisions for 1995, 1994 and 1993 were $17.4 million, $13.1 million and $8.6 million, respectively, which include taxes applicable to realized capital gains of $.4 million, $1.0 million and $3.3 million.

The effective federal income tax rates were 27%, 67% and 30% in 1995, 1994 and 1993, respectively. The differences between the federal statutory rate and the Company's effective tax rates are primarily related to decreases in taxable income for the write-offs of mortgage loans; and increases in taxable income for differences in policyholder liabilities for federal income tax purposes and financial reporting purposes and the deferral of policy acquisition costs for federal tax purposes.

The consolidated federal income tax returns are routinely audited by the Internal Revenue Service (IRS) and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has completed its examination of all of the consolidated federal income tax returns through 1988. In management's opinion, adequate tax liabilities have been established for all years. However, the amount of these liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

NOTE 5 -- REINSURANCE

    The Company participates in reinsurance to reduce overall risks, including exposure to large losses and to permit recovery of a portion of direct losses. Reinsurance contracts do not relieve the Company from its obligation to its policyholders. Reinsurance financial data for the years ended December 31, is as follows:

(IN THOUSANDS)                                  1995     1994     1993
                                               -------  -------  -------

Reinsurance premiums assumed.................  $ 3,442  $ 3,788  $ 4,190
Reinsurance premiums ceded...................   42,914   17,430   14,798
Deduction from insurance liability including
 reinsurance recoverable on unpaid claims....   82,227   46,734   42,805

Individual life premiums ceded to First Allmerica aggregated $6.8 million, $7.8 million and $9.0 million in 1995, 1994 and 1993, respectively. The Company has also entered into various reinsurance agreements with First Allmerica under which certain insurance risks related to individual accident and health business, premium income and related expenses are assumed by the Company from First Allmerica. Premiums assumed pursuant to these agreements aggregated $3.4 million, $3.8 million and $4.2 million in 1995, 1994 and 1993, respectively .

During the year Allmerica Financial entered into a coinsurance agreement to reinsure substantially all of its yearly renewable term life insurance. Premiums ceded and reinsurance credits taken under this agreement amounted to $25.4 million and $20.7 million, respectively. At December 31, 1995, the deduction from insurance liability, including reinsurance recoverable on unpaid claims under this agreement was $12.7 million.

NOTE 6 -- ACCIDENT AND HEALTH POLICY AND CLAIM LIABILITIES

    The Company regularly updates its estimates of policy and claims liabilities as new information becomes available and further events occur which may impact the resolution of unsettled claims for its accident and health line of business. Changes in prior estimates are generally reflected in results of operations in the year such changes are determined to be needed and recorded.

The policy and claims liabilities related to the Company's accident and health business were $169.7 million and $123.5 million at December 31, 1995 and 1994, respectively. Accident and health policy and claims liabilities have been re-estimated for all prior years and were increased by $42.5 million, $10.9 million and $13.2 million, in 1995, 1994 and 1993, respectively, including $21.9 million and $2.8 million recorded as an adjustment to surplus in 1995 and 1993, respectively. The unfavorable development is primarily due to reserve strengthening and adverse experience in the Company's individual accident and health line of business.

NOTE 7 -- DIVIDEND RESTRICTIONS

    Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. At January 1, 1996, the Company could pay dividends of $4.3 million to First Allmerica, without prior approval.

NOTE 8 -- OTHER RELATED PARTY TRANSACTIONS

    First Allmerica provides management, operating personnel and facilities on a cost reimbursement basis to the Company. Expenses for services received from First Allmerica were $85.8 million, $102.5 million and $98.9 million in 1995, 1994 and 1993, respectively. The net amounts payable to First Allmerica and affiliates for accrued expenses and various other liabilities and receivables were $12.6 million and $8.3 million at December 31, 1995 and 1994, respectively.

NOTE 9 -- FUNDS ON DEPOSIT

    In March 1994, the Company voluntarily withdrew from being licensed in New York. In connection with the withdrawal First Allmerica, which is licensed in New York, became qualified to sell the products previously sold by Allmerica Financial in New York. The Company agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of the Company for New York policyholders, claimants and creditors. As of December 31, 1995, the carrying value and fair value of the assets or deposit was $295.0 million and $303.6 million, respectively, which is in excess of the required amount.

Additional securities with a carrying value of $4.2 million and $3.9 million were on deposit with various other state and governmental authorities as of December 31, 1995 and 1994, respectively.

NOTE 10 -- LITIGATION

    The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements.

 SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE ANNUITY/EXECANNUITY PLUS
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

                                                                                                                        SELECT
                                                             INVESTMENT                                GOVERNMENT     AGGRESSIVE
                                                 GROWTH     GRADE INCOME  MONEY MARKET  EQUITY INDEX      BOND          GROWTH
                                              SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                                   1             2             3             4             5              6
                                              ------------  ------------  ------------  ------------  ------------  --------------
ASSETS (NOTES 3 AND 7):
Investments in shares of Allmerica
  Investment Trust..........................  $256,759,207  $112,127,479  $107,817,230  $113,554,413  $40,522,460    $177,261,404
Investments in shares of Fidelity Variable
  Insurance Products Funds..................            --           --            --            --           --               --
Investment in shares of T. Rowe Price
  International Series, Inc.................            --           --            --            --           --               --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................            --           --            --            --           --               --
Receivable from Allmerica Financial Life
  Insurance and Annuity Company (Sponsor)...        89,282       33,621         7,485        88,999           --               --
                                              ------------  ------------  ------------  ------------  ------------  --------------
    Total assets............................   256,848,489  112,161,100   107,824,715   113,643,412   40,522,460      177,261,404
LIABILITIES:
Payable to Allmerica Financial Life
  Insurance and Annuity Company (Sponsor)...            --           --            --            --        1,111              420
                                              ------------  ------------  ------------  ------------  ------------  --------------
    Net assets..............................  $256,848,489  $112,161,100  $107,824,715  $113,643,412  $40,521,349    $177,260,984
                                              ------------  ------------  ------------  ------------  ------------  --------------
                                              ------------  ------------  ------------  ------------  ------------  --------------
Net asset distribution by category:
  Qualified variable annuity policies.......  $177,888,905  $74,023,638   $75,681,165   $76,631,463   $25,032,884    $123,634,644
  Non-qualified variable annuity policies...    78,959,584   38,137,462    32,143,550    37,011,949   15,488,465       53,626,340
                                              ------------  ------------  ------------  ------------  ------------  --------------
                                              $256,848,489  $112,161,100  $107,824,715  $113,643,412  $40,521,349    $177,260,984
                                              ------------  ------------  ------------  ------------  ------------  --------------
                                              ------------  ------------  ------------  ------------  ------------  --------------
Qualified units outstanding, December 31,
  1996......................................    93,928,188   52,189,376    64,827,099    38,755,058   19,101,271       62,754,147
Net asset value per qualified unit, December
  31, 1996..................................  $   1.893882  $  1.418366   $  1.167431   $  1.977328   $ 1.310535     $   1.970143
Non-qualified units outstanding, December
  31, 1996..................................    41,691,923   26,888,308    27,533,575    18,718,163   11,818,429       27,219,517
Net asset value per non-qualified unit,
  December 31, 1996.........................  $   1.893882  $  1.418366   $  1.167431   $  1.977328   $ 1.310535     $   1.970143

                                                               SELECT
                                                 SELECT      GROWTH AND     SMALL CAP
                                                 GROWTH        INCOME         VALUE
                                              SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                                   7             8              9
                                              ------------  ------------  -------------
ASSETS (NOTES 3 AND 7):
Investments in shares of Allmerica
  Investment Trust..........................  $94,811,398   $135,015,046   $95,056,924
Investments in shares of Fidelity Variable
  Insurance Products Funds..................           --          --               --
Investment in shares of T. Rowe Price
  International Series, Inc.................           --          --               --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................           --          --               --
Receivable from Allmerica Financial Life
  Insurance and Annuity Company (Sponsor)...        4,610     108,165               --
                                              ------------  ------------  -------------
    Total assets............................   94,816,008   135,123,211     95,056,924
LIABILITIES:
Payable to Allmerica Financial Life
  Insurance and Annuity Company (Sponsor)...           --          --              475
                                              ------------  ------------  -------------
    Net assets..............................  $94,816,008   $135,123,211   $95,056,449
                                              ------------  ------------  -------------
                                              ------------  ------------  -------------
Net asset distribution by category:
  Qualified variable annuity policies.......  $67,347,270   $91,125,910    $67,153,229
  Non-qualified variable annuity policies...   27,468,738   43,997,301      27,903,220
                                              ------------  ------------  -------------
                                              $94,816,008   $135,123,211   $95,056,449
                                              ------------  ------------  -------------
                                              ------------  ------------  -------------
Qualified units outstanding, December 31,
  1996......................................   44,490,234   55,637,383      42,489,351
Net asset value per qualified unit, December
  31, 1996..................................  $  1.513754   $1.637854      $  1.580472
Non-qualified units outstanding, December
  31, 1996..................................   18,146,105   26,862,773      17,654,992
Net asset value per non-qualified unit,
  December 31, 1996.........................  $  1.513754   $1.637854      $  1.580472

   The accompanying notes are an integral part of these financial statements.

 SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE ANNUITY/EXECANNUITY PLUS
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1996

                                                 SELECT        SELECT         DGPF
                                              INTERNATIONAL   CAPITAL     INTERNATIONAL     VIPF          VIPF           VIPF
                                                 EQUITY     APPRECIATION     EQUITY     HIGH INCOME   EQUITY-INCOME     GROWTH
                                              SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                                   11            12            20           102           103            104
                                              ------------  ------------  ------------  ------------  ------------  --------------
ASSETS (NOTES 3 AND 7):
Investments in shares of Allmerica
  Investment Trust..........................  $105,000,252  $78,461,853            --            --            --               --
Investments in shares of Fidelity Variable
  Insurance Products Funds..................           --            --            --   $105,690,757  $373,411,333   $ 305,202,798
Investment in shares of T. Rowe Price
  International Series, Inc.................           --            --            --            --            --               --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................           --            --   $67,449,088            --            --               --
Receivable from Allmerica Financial Life
  Insurance and Annuity Company (Sponsor)...          404           935            --            --            --               --
                                              ------------  ------------  ------------  ------------  ------------  --------------
    Total assets............................  105,000,656    78,462,788    67,449,088   105,690,757   373,411,333      305,202,798
LIABILITIES:
Payable to Allmerica Financial Life
  Insurance and Annuity Company (Sponsor)...           --            --            24         2,366         7,320            4,481
                                              ------------  ------------  ------------  ------------  ------------  --------------
    Net assets..............................  $105,000,656  $78,462,788   $67,449,064   $105,688,391  $373,404,013   $ 305,198,317
                                              ------------  ------------  ------------  ------------  ------------  --------------
                                              ------------  ------------  ------------  ------------  ------------  --------------
Net asset distribution by category:
  Qualified variable annuity policies.......  $72,644,836   $52,426,082   $46,534,850   $70,580,786   $251,821,559   $ 212,486,819
  Non-qualified variable annuity policies...   32,355,820    26,036,706    20,914,214    35,107,605   121,582,454       92,711,498
                                              ------------  ------------  ------------  ------------  ------------  --------------
                                              $105,000,656  $78,462,788   $67,449,064   $105,688,391  $373,404,013   $ 305,198,317
                                              ------------  ------------  ------------  ------------  ------------  --------------
                                              ------------  ------------  ------------  ------------  ------------  --------------
Qualified units outstanding, December 31,
  1996......................................   53,608,864    35,364,200    30,643,862    36,038,388   112,621,751       99,175,748
Net asset value per qualified unit, December
  31, 1996..................................  $  1.355090   $  1.482462   $  1.518570   $  1.958489   $  2.235994    $    2.142528
Non-qualified units outstanding, December
  31, 1996..................................   23,877,248    17,563,152    13,772,307    17,925,863    54,375,125       43,272,012
Net asset value per non-qualified unit,
  December 31, 1996.........................  $  1.355090   $  1.482462   $  1.518570   $  1.958489   $  2.235994    $    2.142528

                                                              VIPF II     T. ROWE PRICE
                                                  VIPF         ASSET      INTERNATIONAL
                                                OVERSEAS      MANAGER         STOCK
                                              SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                                  105           106            150
                                              ------------  ------------  --------------
ASSETS (NOTES 3 AND 7):
Investments in shares of Allmerica
  Investment Trust..........................           --            --            --
Investments in shares of Fidelity Variable
  Insurance Products Funds..................  $93,592,563   $53,975,699            --
Investment in shares of T. Rowe Price
  International Series, Inc.................           --            --   $43,197,003
Investment in shares of Delaware Group
  Premium Fund, Inc.........................           --            --            --
Receivable from Allmerica Financial Life
  Insurance and Annuity Company (Sponsor)...           --            --           324
                                              ------------  ------------  --------------
    Total assets............................   93,592,563    53,975,699    43,197,327
LIABILITIES:
Payable to Allmerica Financial Life
  Insurance and Annuity Company (Sponsor)...        2,034           714            --
                                              ------------  ------------  --------------
    Net assets..............................  $93,590,529   $53,974,985   $43,197,327
                                              ------------  ------------  --------------
                                              ------------  ------------  --------------
Net asset distribution by category:
  Qualified variable annuity policies.......  $67,002,425   $36,487,008   $29,810,775
  Non-qualified variable annuity policies...   26,588,104    17,487,977    13,386,552
                                              ------------  ------------  --------------
                                              $93,590,529   $53,974,985   $43,197,327
                                              ------------  ------------  --------------
                                              ------------  ------------  --------------
Qualified units outstanding, December 31,
  1996......................................   45,137,168    28,672,018    24,785,492
Net asset value per qualified unit, December
  31, 1996..................................  $  1.484418   $  1.272565   $  1.202751
Non-qualified units outstanding, December
  31, 1996..................................   17,911,466    13,742,306    11,129,945
Net asset value per non-qualified unit,
  December 31, 1996.........................  $  1.484418   $  1.272565   $  1.202751

   The accompanying notes are an integral part of these financial statements.

 SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE ANNUITY/EXECANNUITY PLUS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                            INVESTMENT
                                                GROWTH     GRADE INCOME   MONEY MARKET   EQUITY INDEX   GOVERNMENT BOND
                                              SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT
                                                   1            2              3              4                5
                                              -----------  ------------   ------------   ------------   ---------------
INVESTMENT INCOME:
  Dividends.................................  $27,368,476   $6,826,803     $4,784,592    $ 3,193,814      $2,466,140
                                              -----------  ------------   ------------   ------------   ---------------

EXPENSES (NOTE 4):
  Mortality and expense risk fees...........   2,752,441     1,307,117      1,153,323      1,082,653         526,445
  Administrative expense charges............     448,072       212,787        187,750        176,246          85,700
                                              -----------  ------------   ------------   ------------   ---------------
    Total expenses..........................   3,200,513     1,519,904      1,341,073      1,258,899         612,145
                                              -----------  ------------   ------------   ------------   ---------------
    Net investment income (loss)............  24,167,963     5,306,899      3,443,519      1,934,915       1,853,995
                                              -----------  ------------   ------------   ------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss)..................     583,526       (88,512)       --             294,898        (274,955)
  Net unrealized gain (loss)................  12,762,050    (2,794,631)       --          14,215,583        (865,212)
                                              -----------  ------------   ------------   ------------   ---------------
    Net realized and unrealized gain (loss)
      on investments........................  13,345,576    (2,883,143)       --          14,510,481      (1,140,167)
                                              -----------  ------------   ------------   ------------   ---------------
    Net increase in net assets from
      operations............................  $37,513,539   $2,423,756     $3,443,519    $16,445,396      $  713,828
                                              -----------  ------------   ------------   ------------   ---------------
                                              -----------  ------------   ------------   ------------   ---------------

                                                   SELECT                              SELECT          SMALL CAP
                                              AGGRESSIVE GROWTH   SELECT GROWTH   GROWTH AND INCOME      VALUE
                                                 SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                                                      6                 7                 8                9
                                              -----------------   -------------   -----------------   -----------
INVESTMENT INCOME:
  Dividends.................................     $12,271,598       $13,669,248       $11,220,281      $4,812,436
                                              -----------------   -------------   -----------------   -----------
EXPENSES (NOTE 4):
  Mortality and expense risk fees...........       1,876,643           922,501         1,368,436         901,656
  Administrative expense charges............         305,500           150,174           222,769         146,781
                                              -----------------   -------------   -----------------   -----------
    Total expenses..........................       2,182,143         1,072,675         1,591,205       1,048,437
                                              -----------------   -------------   -----------------   -----------
    Net investment income (loss)............      10,089,455        12,596,573         9,629,076       3,763,999
                                              -----------------   -------------   -----------------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss)..................       1,721,837         1,249,972           693,442         291,090
  Net unrealized gain (loss)................      10,323,357          (501,535)        9,192,493      12,648,113
                                              -----------------   -------------   -----------------   -----------
    Net realized and unrealized gain (loss)
      on investments........................      12,045,194           748,437         9,885,935      12,939,203
                                              -----------------   -------------   -----------------   -----------
    Net increase in net assets from
      operations............................     $22,134,649       $13,345,010       $19,515,011      $16,703,202
                                              -----------------   -------------   -----------------   -----------
                                              -----------------   -------------   -----------------   -----------

   The accompanying notes are an integral part of these financial statements.

 SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE ANNUITY/EXECANNUITY PLUS
                      STATEMENTS OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                     SELECT                 SELECT                  DGPF              VIPF
                                              INTERNATIONAL EQUITY   CAPITAL APPRECIATION   INTERNATIONAL EQUITY   HIGH INCOME
                                                  SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT
                                                       11                     12                     20                102
                                              --------------------   --------------------   --------------------   -----------
INVESTMENT INCOME:
  Dividends.................................      $ 2,191,676             $  160,083             $1,807,535        $6,255,577
                                              --------------------       -----------            -----------        -----------

EXPENSES (NOTE 4):
  Mortality and expense risk fees...........          905,409                638,995                724,450         1,072,079
  Administrative expense charges............          147,392                104,022                 62,996           174,524
                                              --------------------       -----------            -----------        -----------
    Total expenses..........................        1,052,801                743,017                787,446         1,246,603
                                              --------------------       -----------            -----------        -----------
    Net investment income (loss)............        1,138,875               (582,934)             1,020,089         5,008,974
                                              --------------------       -----------            -----------        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss)..................          233,807                 65,521                202,240            61,634
  Net unrealized gain (loss)................       13,004,420              1,595,519              7,982,226         4,747,081
                                              --------------------       -----------            -----------        -----------
    Net realized and unrealized gain (loss)
      on investments........................       13,238,227              1,661,040              8,184,466         4,808,715
                                              --------------------       -----------            -----------        -----------
    Net increase in net assets from
      operations............................      $14,377,102             $1,078,106             $9,204,555        $9,817,689
                                              --------------------       -----------            -----------        -----------
                                              --------------------       -----------            -----------        -----------

                                                  VIPF           VIPF         VIPF         VIPF II         T. ROWE PRICE

                                              EQUITY-INCOME     GROWTH      OVERSEAS    ASSET MANAGER   INTERNATIONAL STOCK

                                               SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT        SUB-ACCOUNT

                                                   103            104          105           106                150

                                              -------------   -----------  -----------  -------------   -------------------

INVESTMENT INCOME:
  Dividends.................................   $13,009,442    $16,298,590  $2,138,961    $2,503,984         $  654,944

                                              -------------   -----------  -----------  -------------   -------------------

EXPENSES (NOTE 4):
  Mortality and expense risk fees...........     4,113,153     3,389,764    1,166,378       563,231            329,928

  Administrative expense charges............       669,583       551,822      189,875        91,689             53,709

                                              -------------   -----------  -----------  -------------   -------------------

    Total expenses..........................     4,782,736     3,941,586    1,356,253       654,920            383,637

                                              -------------   -----------  -----------  -------------   -------------------

    Net investment income (loss)............     8,226,706    12,357,004      782,708     1,849,064            271,307

                                              -------------   -----------  -----------  -------------   -------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss)..................     1,281,527     1,050,118    1,774,886       204,553              9,240

  Net unrealized gain (loss)................    30,117,679    18,654,327    7,589,072     3,552,611          2,935,111

                                              -------------   -----------  -----------  -------------   -------------------

    Net realized and unrealized gain (loss)
      on investments........................    31,399,206    19,704,445    9,363,958     3,757,164          2,944,351

                                              -------------   -----------  -----------  -------------   -------------------

    Net increase in net assets from
      operations............................   $39,625,912    $32,061,449  $10,146,666   $5,606,228         $3,215,658

                                              -------------   -----------  -----------  -------------   -------------------

                                              -------------   -----------  -----------  -------------   -------------------


   The accompanying notes are an integral part of these financial statements.

 SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE ANNUITY/EXECANNUITY PLUS
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                       INVESTMENT GRADE INCOME
                                                    GROWTH                                               MONEY MARKET
                                                SUB-ACCOUNT 1               SUB-ACCOUNT 2               SUB-ACCOUNT 3
                                                  YEAR ENDED                 YEAR ENDED                   YEAR ENDED
                                                 DECEMBER 31,               DECEMBER 31,                 DECEMBER 31,
                                          --------------------------  -------------------------  ----------------------------
                                              1996          1995          1996         1995          1996           1995
                                          ------------  ------------  ------------  -----------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)..........  $ 24,167,963  $ 15,363,413  $  5,306,899  $ 4,353,554  $   3,443,519  $   2,976,219
  Net realized gain (loss) on
    investments.........................       583,526       471,117       (88,512)    (102,223)      --             --
  Net unrealized gain (loss) on
    investments.........................    12,762,050    25,008,311    (2,794,631)   7,745,991       --             --
                                          ------------  ------------  ------------  -----------  -------------  -------------
  Net increase in net assets from
    operations..........................    37,513,539    40,842,841     2,423,756   11,997,322      3,443,519      2,976,219
                                          ------------  ------------  ------------  -----------  -------------  -------------

FROM CAPITAL TRANSACTIONS (NOTE 5):
  Net purchase payments.................    20,595,265    13,742,118    10,951,302    9,491,335    298,492,423    201,473,549
  Terminations..........................    (5,864,428)   (4,542,987)   (4,384,636)  (3,235,445)    (7,512,308)    (4,345,244)
  Annuity benefits......................    (1,709,262)   (1,243,289)     (392,318)    (579,139)      (541,611)      (610,861)
  Other transfers from (to) the General
    Account of Allmerica Financial Life
    Insurance and Annuity Company
    (Sponsor)...........................    20,841,421    11,635,582     7,432,318    9,729,761   (263,988,724)  (162,154,545)
  Net increase (decrease) in investment
    by Allmerica Financial Life
    Insurance and Annuity Company
    (Sponsor)...........................       --            --            --           --            --             --
                                          ------------  ------------  ------------  -----------  -------------  -------------
  Net increase (decrease) in net assets
    from capital transactions...........    33,862,996    19,591,424    13,606,666   15,406,512     26,449,780     34,362,899
                                          ------------  ------------  ------------  -----------  -------------  -------------
  Net increase (decrease) in net
    assets..............................    71,376,535    60,434,265    16,030,422   27,403,834     29,893,299     37,339,118

NET ASSETS:
  Beginning of year.....................   185,471,954   125,037,689    96,130,678   68,726,844     77,931,416     40,592,298
                                          ------------  ------------  ------------  -----------  -------------  -------------
  End of year...........................  $256,848,489  $185,471,954  $112,161,100  $96,130,678  $ 107,824,715  $  77,931,416
                                          ------------  ------------  ------------  -----------  -------------  -------------
                                          ------------  ------------  ------------  -----------  -------------  -------------


                                                EQUITY INDEX             GOVERNMENT BOND        SELECT AGGRESSIVE GROWTH

                                                SUB-ACCOUNT 4             SUB-ACCOUNT 5              SUB-ACCOUNT 6
                                                 YEAR ENDED                 YEAR ENDED                 YEAR ENDED
                                                DECEMBER 31,               DECEMBER 31,               DECEMBER 31,
                                          -------------------------  ------------------------  --------------------------

                                              1996         1995         1996         1995          1996          1995

                                          ------------  -----------  -----------  -----------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)..........  $  1,934,915  $ 3,396,509  $ 1,853,995  $ 1,667,053  $ 10,089,455  $ (1,343,443)

  Net realized gain (loss) on
    investments.........................       294,898      131,325     (274,955)    (277,027)    1,721,837       407,947

  Net unrealized gain (loss) on
    investments.........................    14,215,583   10,323,131     (865,212)   2,609,018    10,323,357    25,617,337

                                          ------------  -----------  -----------  -----------  ------------  ------------

  Net increase in net assets from
    operations..........................    16,445,396   13,850,965      713,828    3,999,044    22,134,649    24,681,841

                                          ------------  -----------  -----------  -----------  ------------  ------------

FROM CAPITAL TRANSACTIONS (NOTE 5):
  Net purchase payments.................    11,191,450    4,829,857    9,020,225    5,523,208    17,468,556    11,583,326

  Terminations..........................    (3,074,583)  (1,667,459)  (2,255,180)  (1,890,896)   (5,302,000)   (2,739,644)

  Annuity benefits......................      (867,246)    (489,017)    (104,686)    (181,706)     (466,539)     (539,012)

  Other transfers from (to) the General
    Account of Allmerica Financial Life
    Insurance and Annuity Company
    (Sponsor)...........................    25,096,134   12,683,245   (7,590,353)  (4,192,092)   24,807,278    15,452,200

  Net increase (decrease) in investment
    by Allmerica Financial Life
    Insurance and Annuity Company
    (Sponsor)...........................       --           --           --           --            --            --

                                          ------------  -----------  -----------  -----------  ------------  ------------

  Net increase (decrease) in net assets
    from capital transactions...........    32,345,755   15,356,626     (929,994)    (741,486)   36,507,295    23,756,870

                                          ------------  -----------  -----------  -----------  ------------  ------------

  Net increase (decrease) in net
    assets..............................    48,791,151   29,207,591     (216,166)   3,257,558    58,641,944    48,438,711

NET ASSETS:
  Beginning of year.....................    64,852,261   35,644,670   40,737,515   37,479,957   118,619,040    70,180,329

                                          ------------  -----------  -----------  -----------  ------------  ------------

  End of year...........................  $113,643,412  $64,852,261  $40,521,349  $40,737,515  $177,260,984  $118,619,040

                                          ------------  -----------  -----------  -----------  ------------  ------------

                                          ------------  -----------  -----------  -----------  ------------  ------------


   The accompanying notes are an integral part of these financial statements.

 SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE ANNUITY/EXECANNUITY PLUS
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                    SELECT GROWTH AND INCOME
                                               SELECT GROWTH                                       SMALL CAP VALUE
                                               SUB-ACCOUNT 7              SUB-ACCOUNT 8             SUB-ACCOUNT 9
                                                 YEAR ENDED                YEAR ENDED                 YEAR ENDED
                                                DECEMBER 31,              DECEMBER 31,               DECEMBER 31,
                                          ------------------------  -------------------------  ------------------------
                                             1996         1995          1996         1995         1996         1995
                                          -----------  -----------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)..........  $12,596,573  $  (711,852) $  9,629,076  $ 3,417,243  $ 3,763,999  $ 1,161,706
  Net realized gain (loss) on
    investments.........................    1,249,972      366,903       693,442      179,764      291,090      172,520
  Net unrealized gain (loss) on
    investments.........................     (501,535)   9,903,003     9,192,493   14,000,181   12,648,113    5,419,123
                                          -----------  -----------  ------------  -----------  -----------  -----------
  Net increase in net assets from
    operations..........................   13,345,010    9,558,054    19,515,011   17,597,188   16,703,202    6,753,349
                                          -----------  -----------  ------------  -----------  -----------  -----------

FROM CAPITAL TRANSACTIONS (NOTE 5):
  Net purchase payments.................    7,656,410    4,331,083    10,198,883    6,393,379    8,104,038    5,284,030
  Terminations..........................   (2,662,329)  (1,431,104)   (3,912,344)  (1,945,264)  (2,121,840)    (984,390)
  Annuity benefits......................     (418,227)    (176,573)     (688,916)    (686,151)    (169,850)    (205,991)
  Other transfers from (to) the General
    Account of Allmerica Financial Life
    Insurance and Annuity Company
    (Sponsor)...........................   17,636,282    7,611,742    22,522,204   11,633,921   18,357,727   10,049,138
  Net increase (decrease) in investment
    by Allmerica Financial Life
    Insurance and Annuity Company
    (Sponsor)...........................      --           --            --           --           --        (2,271,360)
                                          -----------  -----------  ------------  -----------  -----------  -----------
  Net increase (decrease) in net assets
    from capital transactions...........   22,212,136   10,335,148    28,119,827   15,395,885   24,170,075   11,871,427
                                          -----------  -----------  ------------  -----------  -----------  -----------
  Net increase (decrease) in net
    assets..............................   35,557,146   19,893,202    47,634,838   32,993,073   40,873,277   18,624,776

NET ASSETS:
  Beginning of year.....................   59,258,862   39,365,660    87,488,373   54,495,300   54,183,172   35,558,396
                                          -----------  -----------  ------------  -----------  -----------  -----------
  End of year...........................  $94,816,008  $59,258,862  $135,123,211  $87,488,373  $95,056,449  $54,183,172
                                          -----------  -----------  ------------  -----------  -----------  -----------
                                          -----------  -----------  ------------  -----------  -----------  -----------


                                            SELECT INTERNATIONAL          SELECT CAPITAL            DGPF INTERNATIONAL
                                                   EQUITY                                                 EQUITY
                                               SUB-ACCOUNT 11              APPRECIATION               SUB-ACCOUNT 20
                                                 YEAR ENDED               SUB-ACCOUNT 12                YEAR ENDED
                                                DECEMBER 31,                      PERIOD FROM          DECEMBER 31,
                                          -------------------------  YEAR ENDED     4/28/95*     ------------------------

                                              1996         1995       12/31/96    TO 12/31/95       1996         1995
                                          ------------  -----------  -----------  ------------   -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)..........  $  1,138,875  $   204,614  $ (582,934 ) $   330,290    $ 1,020,089  $   342,929
  Net realized gain (loss) on
    investments.........................       233,807        9,938      65,521           (25)       202,240       94,997
  Net unrealized gain (loss) on
    investments.........................    13,004,420    3,850,684   1,595,519     2,095,451      7,982,226    4,026,445
                                          ------------  -----------  -----------  ------------   -----------  -----------
  Net increase in net assets from
    operations..........................    14,377,102    4,065,236   1,078,106     2,425,716      9,204,555    4,464,371
                                          ------------  -----------  -----------  ------------   -----------  -----------
FROM CAPITAL TRANSACTIONS (NOTE 5):
  Net purchase payments.................    12,226,159    5,626,878  11,984,495     2,923,430      4,666,445    3,724,846
  Terminations..........................    (1,901,008)    (568,996) (1,217,813 )     (73,682)    (1,845,502)  (1,170,699)
  Annuity benefits......................      (133,263)    (114,312)   (174,201 )     (16,743)      (187,152)    (253,818)
  Other transfers from (to) the General
    Account of Allmerica Financial Life
    Insurance and Annuity Company
    (Sponsor)...........................    37,949,246   21,496,077  44,538,912    16,994,661     11,077,558    6,984,991
  Net increase (decrease) in investment
    by Allmerica Financial Life
    Insurance and Annuity Company
    (Sponsor)...........................          (131)     --             (293 )         200        --           --
                                          ------------  -----------  -----------  ------------   -----------  -----------
  Net increase (decrease) in net assets
    from capital transactions...........    48,141,003   26,439,647  55,131,100    19,827,866     13,711,349    9,285,320
                                          ------------  -----------  -----------  ------------   -----------  -----------
  Net increase (decrease) in net
    assets..............................    62,518,105   30,504,883  56,209,206    22,253,582     22,915,904   13,749,691
NET ASSETS:
  Beginning of year.....................    42,482,551   11,977,668  22,253,582       --          44,533,160   30,783,469
                                          ------------  -----------  -----------  ------------   -----------  -----------
  End of year...........................  $105,000,656  $42,482,551  $78,462,788  $22,253,582    $67,449,064  $44,533,160
                                          ------------  -----------  -----------  ------------   -----------  -----------
                                          ------------  -----------  -----------  ------------   -----------  -----------

   The accompanying notes are an integral part of these financial statements.

*   Date of initial investment.

 SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE ANNUITY/EXECANNUITY PLUS
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                              VIPF HIGH INCOME           VIPF EQUITY-INCOME             VIPF GROWTH
                                               SUB-ACCOUNT 102            SUB-ACCOUNT 103             SUB-ACCOUNT 104
                                                 YEAR ENDED                  YEAR ENDED                  YEAR ENDED
                                                DECEMBER 31,                DECEMBER 31,                DECEMBER 31,
                                          -------------------------  --------------------------  --------------------------
                                              1996         1995          1996          1995          1996          1995
                                          ------------  -----------  ------------  ------------  ------------  ------------
INCREASE IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)..........  $  5,008,974  $ 2,211,486  $  8,226,706  $ 10,169,761  $ 12,357,004  $ (1,836,828)
  Net realized gain (loss) on
    investments.........................        61,634      (20,657)    1,281,527        70,339     1,050,118       326,751
  Net unrealized gain (loss) on
    investments.........................     4,747,081    6,271,173    30,117,679    49,887,571    18,654,327    48,672,346
                                          ------------  -----------  ------------  ------------  ------------  ------------
  Net increase in net assets from
    operations..........................     9,817,689    8,462,002    39,625,912    60,127,671    32,061,449    47,162,269
                                          ------------  -----------  ------------  ------------  ------------  ------------

FROM CAPITAL TRANSACTIONS (NOTE 5):
  Net purchase payments.................    12,564,879    8,175,783    34,071,530    24,781,019    29,657,949    20,641,427
  Terminations..........................    (3,616,342)  (1,842,667)  (11,517,852)   (5,939,348)   (9,812,911)   (5,159,445)
  Annuity benefits......................      (445,261)    (244,876)   (1,409,576)   (1,107,657)     (961,460)     (877,038)
  Other transfers from (to) the General
    Account of Allmerica Financial Life
    Insurance and Annuity Company
    (Sponsor)...........................    21,073,787   12,112,647    36,401,824    42,833,647    33,492,890    30,177,077
  Net increase (decrease) in investment
    by Allmerica Financial Life
    Insurance and Annuity Company
    (Sponsor)...........................       --           --            --            --            --            --
                                          ------------  -----------  ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets
    from capital transactions...........    29,577,063   18,200,887    57,545,926    60,567,661    52,376,468    44,782,021
                                          ------------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets...    39,394,752   26,662,889    97,171,838   120,695,332    84,437,917    91,944,290

NET ASSETS:
  Beginning of year.....................    66,293,639   39,630,750   276,232,175   155,536,843   220,760,400   128,816,110
                                          ------------  -----------  ------------  ------------  ------------  ------------
  End of year...........................  $105,688,391  $66,293,639  $373,404,013  $276,232,175  $305,198,317  $220,760,400
                                          ------------  -----------  ------------  ------------  ------------  ------------
                                          ------------  -----------  ------------  ------------  ------------  ------------

                                                                                                    T. ROWE PRICE
                                               VIPF OVERSEAS         VIPF II ASSET MANAGER
                                              SUB-ACCOUNT 105           SUB-ACCOUNT 106          INTERNATIONAL STOCK
                                                 YEAR ENDED                YEAR ENDED              SUB-ACCOUNT 150
                                                DECEMBER 31,              DECEMBER 31,                     PERIOD FROM
                                          ------------------------  ------------------------  YEAR ENDED     5/1/95*
                                             1996         1995         1996         1995       12/31/96    TO 12/31/95
                                          -----------  -----------  -----------  -----------  -----------  ------------
INCREASE IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)..........  $   782,708  $  (580,403) $ 1,849,064  $    43,442  $  271,307   $   (49,192)
  Net realized gain (loss) on
    investments.........................    1,774,886      425,086      204,553       97,545       9,240           949
  Net unrealized gain (loss) on
    investments.........................    7,589,072    6,735,500    3,552,611    4,455,138   2,935,111       400,200
                                          -----------  -----------  -----------  -----------  -----------  ------------
  Net increase in net assets from
    operations..........................   10,146,666    6,580,183    5,606,228    4,596,125   3,215,658       351,957
                                          -----------  -----------  -----------  -----------  -----------  ------------
FROM CAPITAL TRANSACTIONS (NOTE 5):
  Net purchase payments.................    7,035,437    8,126,741    4,827,217    5,020,963   4,861,610     1,443,988
  Terminations..........................   (3,677,313)  (2,796,746)  (1,588,737)  (1,077,562)   (654,412 )     (52,127)
  Annuity benefits......................     (338,356)    (459,579)    (159,528)     (88,135)   (128,344 )     --
  Other transfers from (to) the General
    Account of Allmerica Financial Life
    Insurance and Annuity Company
    (Sponsor)...........................   (6,387,483)   1,817,312    7,610,207    8,982,562  24,322,230     9,836,800
  Net increase (decrease) in investment
    by Allmerica Financial Life
    Insurance and Annuity Company
    (Sponsor)...........................      --           --           --           --             (233 )         200
                                          -----------  -----------  -----------  -----------  -----------  ------------
  Net increase (decrease) in net assets
    from capital transactions...........   (3,367,715)   6,687,728   10,689,159   12,837,828  28,400,851    11,228,861
                                          -----------  -----------  -----------  -----------  -----------  ------------
Net increase (decrease) in net assets...    6,778,951   13,267,911   16,295,387   17,433,953  31,616,509    11,580,818
NET ASSETS:
  Beginning of year.....................   86,811,578   73,543,667   37,679,598   20,245,645  11,580,818       --
                                          -----------  -----------  -----------  -----------  -----------  ------------
  End of year...........................  $93,590,529  $86,811,578  $53,974,985  $37,679,598  $43,197,327  $11,580,818
                                          -----------  -----------  -----------  -----------  -----------  ------------
                                          -----------  -----------  -----------  -----------  -----------  ------------

   The accompanying notes are an integral part of these financial statements.

*   Date of initial investment.

             SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE

                            ANNUITY/EXECANNUITY PLUS

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

NOTE 1 -- ORGANIZATION

    Separate Account VA-K -- Allmerica Advantage Variable Annuity/ExecAnnuity Plus (VA-K) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company), established on November 1, 1990 for the purpose of separating from the general assets of the Company those assets used to fund certain variable annuity policies issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of VA-K are clearly identified and distinguished from the other assets and liabilities of the Company. VA-K cannot be charged with liabilities arising out of any other business of the Company.

    VA-K is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). VA-K currently offers eighteen Sub-Accounts under the ExecAnnuity Plus policies. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Investment Management Company, Inc., a wholly-owned subsidiary of First Allmerica, of the Variable Insurance Products Fund (VIPF) or the Variable Insurance Products Fund II (VIPF II) managed by Fidelity Management & Research Company (FMR), of T. Rowe Price International Series, Inc. (T. Rowe) managed by Rowe Price-Fleming International, Inc., or of the Delaware Group Premium Fund, Inc. (DGPF) managed by Delaware International Advisers, Ltd. The Trust, VIPF, VIPF II, T. Rowe, and DGPF (the Funds) are open-end, diversified management investment companies registered under the 1940 Act.

    Separate Account VA-K has two types of variable annuity policies, "qualified" policies and "non-qualified" policies. A qualified policy is one that is purchased in connection with a retirement plan which meets the requirements of Section 401, 403, or 408 of the Internal Revenue Code, while a non-qualified policy is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain partial redemptions or surrenders will vary according to whether they are made from a qualified policy or a non-qualified policy.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Trust, VIPF, VIPF II, T. Rowe, or DGPF. Net realized gains and losses on securities sold are determined on the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Trust, VIPF, VIPF II, T. Rowe, or DGPF at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of VA-K. Therefore, no provision for income taxes has been charged against VA-K.

             SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE

                            ANNUITY/EXECANNUITY PLUS

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Trust, VIPF, VIPF II, T. Rowe, and DGPF at December 31, 1996 were as follows:

                                                                                 PORTFOLIO INFORMATION
                                                                          ------------------------------------
                                                                                                     NET ASSET
                                                                           NUMBER OF    AGGREGATE      VALUE
  SUB-ACCOUNT  INVESTMENT PORTFOLIO                                         SHARES         COST      PER SHARE
  -----------  ---------------------------------------------------------  -----------  ------------  ---------
               Allmerica Investment Trust:
    1            Growth.................................................  110,055,382  $229,024,225   $ 2.333
    2            Investment Grade Income................................  103,438,633   113,627,174     1.084
    3            Money Market...........................................  107,817,230   107,817,230     1.000
    4            Equity Index...........................................   52,450,075    88,367,039     2.165
    5            Government Bond........................................   39,114,343    41,424,326     1.036
    6            Select Aggressive Growth...............................   87,020,817   139,817,764     2.037
    7            Select Growth..........................................   66,301,677    85,143,561     1.430
    8            Select Growth and Income...............................   96,096,118   112,789,176     1.405
    9            Small Cap Value........................................   62,909,943    77,793,900     1.511
    11           Select International Equity............................   77,433,814    88,522,121     1.356
    12           Select Capital Appreciation............................   52,836,265    74,770,882     1.485

               Delaware Group Premium Fund, Inc.:
    20           International Equity...................................    4,463,871    54,978,549    15.110

               Fidelity Variable Insurance Products Fund:
    102          High Income............................................    8,441,754    95,895,412    12.520
    103          Equity-Income..........................................   17,756,126   286,139,438    21.030
    104          Growth.................................................    9,800,989   232,839,711    31.140
    105          Overseas...............................................    4,967,758    76,554,441    18.840

               Fidelity Variable Insurance Products Fund II:
    106          Asset Manager..........................................    3,188,169    46,462,707    16.930

               T. Rowe Price International Series, Inc.:
    150          International Stock....................................    3,417,484    39,861,692    12.640

NOTE 4 -- RELATED PARTY TRANSACTIONS

    The Company makes a charge of 1.25% per annum to each Sub-Account based on the average daily net assets of such Sub-Account at each valuation date for mortality and expense risks. The Company also charges each Sub-Account .20% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted from the daily value of each Sub-Account but are paid to the Company on a monthly basis.

    For policies issued on Form A3018-91 and A3021-93 (ExecAnnuity Plus 91 and ExecAnnuity Plus 93), a policy fee is deducted on the policy anniversary date and upon full surrender of the policy when the accumulated value is $50,000 or less. The policy fee is the lesser of $30 or 3% of the Accumulated Value under the Policy on the policy anniversary or full surrender date. For policies issued on Form A3025-96

             SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE

                            ANNUITY/EXECANNUITY PLUS

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)
(Allmerica Advantage), a policy fee of $30 is deducted on the policy anniversary date and upon full surrender when the accumulated value is less than $50,000. The policy fee on all policies is currently waived for policies originally issued as part of a 401(k) plan. For the year ended December 31, 1996 policy fees deducted from accumulated value in VA-K amounted to $948,112. These amounts are included on the statements of changes in net asset with other transfers to the General Account.

    Allmerica Investments, Inc. (Allmerica Investments), a wholly-owned subsidiary of First Allmerica, is principal underwriter and general distributor of VA-K, and does not receive any compensation for sales of the VA-K -- Allmerica Advantage Variable Annuity/ExecAnnuity Plus policies. Commissions are paid to registered representatives of Allmerica Investments by the Company. As the current series of policies have a contingent deferred sales charge, no deduction is made for sales charges at the time of the sale. For the year ended December 31, 1996, the Company received $1,850,380 for contingent deferred sales charges applicable to VA-K.

NOTE 5 -- POLICYOWNERS AND SPONSOR TRANSACTIONS

    Transactions from policyowners and sponsor were as follows:

                                                          YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------
                                                     1996                         1995
                                          ---------------------------  ---------------------------
                                             UNITS         AMOUNT         UNITS         AMOUNT
                                          ------------  -------------  ------------  -------------
 Sub-Account 1 -- Growth
   Issuance of units.....................   37,874,673  $  67,936,404    35,304,977  $  51,743,998
   Redemption of units...................  (18,262,119)   (34,073,408)  (21,696,178)   (32,152,574)
                                          ------------  -------------  ------------  -------------
     Net increase........................   19,612,554  $  33,862,996    13,608,799  $  19,591,424
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 Sub-Account 2 -- Investment Grade Income
   Issuance of units.....................   25,730,455  $  36,242,689    22,251,158  $  29,805,978
   Redemption of units...................  (15,821,186)   (22,636,023)  (10,536,284)   (14,399,466)
                                          ------------  -------------  ------------  -------------
     Net increase........................    9,909,269  $  13,606,666    11,714,874  $  15,406,512
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 Sub-Account 3 -- Money Market
   Issuance of units.....................  350,202,366  $ 402,733,717   282,297,450  $ 311,415,988
   Redemption of units................... (327,153,184)  (376,283,937) (250,653,905)  (277,053,089)
                                          ------------  -------------  ------------  -------------
     Net increase........................   23,049,182  $  26,449,780    31,643,545  $  34,362,899
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 Sub-Account 4 -- Equity Index
   Issuance of units.....................   24,872,139  $  46,502,660    15,684,631  $  23,678,043
   Redemption of units...................   (6,933,313)   (14,156,905)   (5,326,619)    (8,321,417)
                                          ------------  -------------  ------------  -------------
     Net increase........................   17,938,826  $  32,345,755    10,358,012  $  15,356,626
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

             SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE

                            ANNUITY/EXECANNUITY PLUS

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

NOTE 5 -- POLICYOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                                          YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------
                                                     1996                         1995
                                          ---------------------------  ---------------------------
                                             UNITS         AMOUNT         UNITS         AMOUNT
                                          ------------  -------------  ------------  -------------
 Sub-Account 5 -- Government Bond
   Issuance of units.....................   18,890,805  $  24,443,790    14,112,537  $  17,853,327
   Redemption of units...................  (19,681,101)   (25,373,784)  (14,921,644)   (18,594,813)
                                          ------------  -------------  ------------  -------------
     Net decrease........................     (790,296) $    (929,994)     (809,107) $    (741,486)
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 Sub-Account 6 -- Select Aggressive
  Growth
   Issuance of units.....................   35,763,170  $  68,639,135    27,081,256  $  41,466,865
   Redemption of units...................  (16,138,007)   (32,131,840)  (11,020,255)   (17,709,995)
                                          ------------  -------------  ------------  -------------
     Net increase........................   19,625,163  $  36,507,295    16,061,001  $  23,756,870
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 Sub-Account 7 -- Select Growth
   Issuance of units.....................   27,922,379  $  40,585,154    17,304,437  $  21,604,967
   Redemption of units...................  (12,364,447)   (18,373,018)   (8,640,922)   (11,269,819)
                                          ------------  -------------  ------------  -------------
     Net increase........................   15,557,932  $  22,212,136     8,663,515  $  10,335,148
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 Sub-Account 8 -- Select Growth and
  Income
   Issuance of units.....................   30,744,252  $  47,965,411    21,862,840  $  27,624,594
   Redemption of units...................  (12,085,117)   (19,845,584)   (9,119,386)   (12,228,709)
                                          ------------  -------------  ------------  -------------
     Net increase........................   18,659,135  $  28,119,827    12,743,454  $  15,395,885
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 Sub-Account 9 -- Small Cap Value
   Issuance of units.....................   25,449,281  $  37,695,132    17,986,247  $  23,543,827
   Redemption of units...................   (8,737,786)   (13,525,057)   (7,602,047)   (11,672,400)
                                          ------------  -------------  ------------  -------------
     Net increase........................   16,711,495  $  24,170,075    10,384,200  $  11,871,427
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 Sub-Account 11 -- Select International
  Equity
   Issuance of units.....................   49,870,637  $  61,358,213    29,103,954  $  31,035,726
   Redemption of units...................  (10,064,967)   (13,217,210)   (3,953,031)    (4,596,079)
                                          ------------  -------------  ------------  -------------
     Net increase........................   39,805,670  $  48,141,003    25,150,923  $  26,439,647
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 Sub-Account 12 -- Select Capital
  Appreciation
   Issuance of units.....................   42,762,596  $  64,669,269    17,501,260  $  21,616,195
   Redemption of units...................   (5,931,868)    (9,538,169)   (1,404,636)    (1,788,329)
                                          ------------  -------------  ------------  -------------
     Net increase........................   36,830,728  $  55,131,100    16,096,624  $  19,827,866
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

             SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE

                            ANNUITY/EXECANNUITY PLUS

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

NOTE 5 -- POLICYOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                                          YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------
                                                     1996                         1995
                                          ---------------------------  ---------------------------
                                             UNITS         AMOUNT         UNITS         AMOUNT
                                          ------------  -------------  ------------  -------------
 Sub-Account 20 -- DGPF International
  Equity
   Issuance of units.....................   16,626,938  $  24,352,808    14,117,462  $  18,997,169
   Redemption of units...................   (6,903,129)   (10,641,459)   (6,349,120)    (9,711,849)
                                          ------------  -------------  ------------  -------------
     Net increase........................    9,723,809  $  13,711,349     7,768,342  $   9,285,320
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 Sub-Account 102 -- VIPF High Income
   Issuance of units.....................   22,860,033  $  43,304,569    16,043,384  $  26,770,767
   Redemption of units...................   (6,937,900)   (13,727,506)   (5,042,507)    (8,569,880)
                                          ------------  -------------  ------------  -------------
     Net increase........................   15,922,133  $  29,577,063    11,000,877  $  18,200,887
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 Sub-Account 103 -- VIPF Equity-Income
   Issuance of units.....................   45,899,476  $ 105,655,085    47,872,325  $  85,011,509
   Redemption of units...................  (18,047,315)   (48,109,159)  (13,083,657)   (24,443,848)
                                          ------------  -------------  ------------  -------------
     Net increase........................   27,852,161  $  57,545,926    34,788,668  $  60,567,661
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 Sub-Account 104 -- VIPF Growth
   Issuance of units.....................   43,350,053  $  91,090,978    41,188,868  $  73,809,217
   Redemption of units...................  (17,387,359)   (38,714,510)  (15,420,587)   (29,027,196)
                                          ------------  -------------  ------------  -------------
     Net increase........................   25,962,694  $  52,376,468    25,768,281  $  44,782,021
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 Sub-Account 105 -- VIPF Overseas
   Issuance of units.....................   17,161,950  $  25,255,249    28,543,819  $  30,215,321
   Redemption of units...................  (19,369,675)   (28,622,964)  (23,061,224)   (23,527,593)
                                          ------------  -------------  ------------  -------------
     Net increase (decrease).............   (2,207,725) $  (3,367,715)    5,482,595  $   6,687,728
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 Sub-Account 106 -- VIPF II Asset Manager
   Issuance of units.....................   16,905,477  $  21,049,783    22,403,083  $  21,445,027
   Redemption of units...................   (7,934,989)   (10,360,624)   (9,679,616)    (8,607,199)
                                          ------------  -------------  ------------  -------------
     Net increase........................    8,970,488  $  10,689,159    12,723,467  $  12,837,828
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 Sub-Account 150 -- T. Rowe International
  Stock
   Issuance of units.....................   29,613,486  $  33,245,151    12,128,441  $  12,563,739
   Redemption of units...................   (4,579,976)    (4,844,300)   (1,246,514)    (1,334,878)
                                          ------------  -------------  ------------  -------------
     Net increase........................   25,033,510  $  28,400,851    10,881,927  $  11,228,861
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

             SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE

                            ANNUITY/EXECANNUITY PLUS

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

NOTE 6 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that VA-K satisfies the current requirements of the regulations, and it intends that VA-K will continue to meet such requirements.

NOTE 7 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of the Trust, VIPF, VIPF II, T. Rowe, and DGPF shares by VA-K during the year ended December 31, 1996 were as follows:

  SUB-ACCOUNT   INVESTMENT PORTFOLIO                                                  PURCHASES       SALES
  ------------  -------------------------------------------------------------------  ------------  -----------
                Allmerica Investment Trust:
           1      Growth...........................................................  $ 62,644,134  $ 4,760,029
           2      Investment Grade Income..........................................    24,625,367    5,734,984
           3      Money Market.....................................................   112,666,418   83,967,660
           4      Equity Index.....................................................    35,531,692    1,315,523
           5      Government Bond..................................................    14,129,168   12,619,134
           6      Select Aggressive Growth.........................................    53,179,881    6,843,274
           7      Select Growth....................................................    40,562,495    5,758,856
           8      Select Growth and Income.........................................    41,351,887    3,775,993
           9      Small Cap Value..................................................    29,716,381    1,824,905
          11      Select International Equity......................................    51,461,623    2,101,380
          12      Select Capital Appreciation......................................    55,729,376    1,059,760

                Delaware Group Premium Fund, Inc.:
          20      International Equity.............................................    16,276,182    1,538,983

                Fidelity Variable Insurance Products Fund:
         102      High Income......................................................    35,725,781    1,100,358
         103      Equity-Income....................................................    71,713,301    6,384,881
         104      Growth...........................................................    69,534,867    4,709,579
         105      Overseas.........................................................     9,344,671   12,049,917

                Fidelity Variable Insurance Products Fund II:
         106      Asset Manager....................................................    14,991,214    2,468,855

                T. Rowe Price International Series, Inc.:
         150      International Stock..............................................    28,953,345      212,312
                                                                                     ------------  -----------
                  Totals...........................................................  $768,137,783  $158,226,383
                                                                                     ------------  -----------
                                                                                     ------------  -----------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and Policyowners of Separate Account
  VA-K -- Allmerica Advantage Variable Annuity/ExecAnnuity Plus of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts (1, 2, 3, 4, 5, 6, 7, 8, 9, 11, 12, 20, 102, 103, 104, 105, 106 and 150) constituting the Separate Account VA-K -- Allmerica Advantage Variable Annuity/ExecAnnuity Plus of Allmerica Financial Life Insurance and Annuity Company at December 31, 1996, and the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1996 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP

Boston, Massachusetts
March 26, 1997